Filed with the Securities and Exchange Commission on June 7, 2021

1933 Act Registration File No. 333-________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[  ] Pre-Effective Amendment No.     ___

[  ] Post-Effective Amendment No.    ___

(Check appropriate box or boxes.)

INVESTMENT MANAGERS SERIES TRUST II

(Exact Name of Registrant as Specified in Charter)

235 West Galena Street

Milwaukee, WI 53212-3948

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (626) 385-5777

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740

(Name and Address of Agent for Service)

Copy to:

Laurie Dee

Morgan, Lewis & Bockius LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, CA 92626

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on the 30th day pursuant to Rule 488.

Title of Securities Being Registered:

Cannabis Growth ETF

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

 INVESTMENT MANAGERS SERIES TRUST II

Cannabis Growth Fund

[ ], 2021

Dear Shareholder:

I am writing to inform you about a transaction that will affect your investment in the Cannabis Growth Fund (the “Target Fund”). We are planning on converting this Fund into an exchange traded fund, commonly referred to as an “ETF”. The Target Fund will be converted into a newly-created ETF, which is referred to as the “Conversion”. We are excited about the Conversion and believe that the Target Fund and its shareholders will benefit from the Target Fund’s Conversion. This document explains the details and the reasons for the Conversion. The information presented in this document is important and we encourage you to read it.

The Target Fund is a series of the Investment Managers Series Trust II (the “Trust”), a Delaware statutory trust. As provided in the Agreement and Plan of Reorganization, the Target Fund will be converted into a new series of the Trust (the “Acquiring ETF”), which will be advised by Foothill Capital Management, LLC (“FCM” or the “Adviser”), the investment adviser to the Target Fund. The Conversion will transform the Target Fund from an open-end mutual fund into an open-end ETF. The Conversion is expected to take place on [ ], 2021.

As a result of the Target Fund’s Conversion, you will receive shares of the Acquiring ETF with the same aggregate net asset value as the shares of the Target Fund you own immediately prior to the Conversion. Some shareholders may not be able to receive fractional shares; if this is the case, shareholders will receive cash compensation for any fractional shares of the Target Fund that they hold.

The Conversion is taking place because the Board of Trustees of the Trust believes that it is in the best interests of the Target Fund and its shareholders to convert into the Acquiring ETF, which is managed the same as the Target Fund but is offered as an ETF. The Conversion is expected to permit the Fund to operate at lower overall costs and to potentially achieve further reduced operating costs through the benefits of economies of scale as the Acquiring ETF increases in size (although cost reduction is not guaranteed). The Board of Trustees believes that shareholders of the Target Fund will benefit from the Conversion, and that some of these benefits come with additional or different risks:

(i)	The Acquiring ETF will have a lower management fee and will operate at lower overall cost than the Target Fund. The Adviser has entered into an expense limitation agreement (which will run through May 31, 2031) with the Acquiring ETF so that after the Conversion, the Acquiring ETF will operate with a lower net total expense ratio than the Target Fund. If the expense limitation agreement is not extended after 2031, costs would be higher. We provide more details on the cost savings later in this document.

(ii)	Shares of the Acquiring ETF can be purchased and sold throughout the trading day at the then-prevailing market price on the exchange. Buying or selling shares of the Acquiring ETF may involve paying a brokerage commission. Additionally, prices on the exchange may be higher or lower than the Acquiring ETF’s net asset value. Shareholders will no longer redeem their shares for cash at a value determined at the close of the market.

(iii)	The Conversion is structured to qualify as a “reorganization” for U.S. federal income tax purposes and, accordingly, is not generally expected to result in the recognition of gain or loss by the Target Fund or its shareholders for U.S. federal income tax purposes (except with respect to cash received by shareholders in lieu of fractional shares, if any).

After the Conversion, former Target Fund shareholders will still be invested in a diversified, open-end fund that pursues the identical investment objective, applies the same investment policies and uses the same principal investment strategies, as the Target Fund, but they will hold shares of the Acquiring ETF, which will be an ETF.

This document is provided for information only, because shareholder approval is not required to effectuate the Conversion for the Target Fund under the Trust’s operative documents, and applicable Delaware state and U.S. federal law (including the Investment Company Act of 1940, as amended). The Trust’s operative documents provide the Board of Trustees with power to convert the Target Fund into the Acquiring ETF without shareholder approval. In addition, rules under the Investment Company Act of 1940 permit a merger of affiliated funds without obtaining shareholder approval if certain conditions are met.

You have two options as a shareholder of the Target Fund:

	Option 1 – Accept the Conversion	Option 2 – Redeem Your Shares
For shareholders that own shares in a brokerage account	If you hold your shares in a brokerage account, you do not need to take any action. Your shares of the Acquiring ETF will be deposited to your account.	If you do not wish for your shares to be converted to the Acquiring ETF, you will need to redeem your shares of the Target Fund. You can redeem your shares by calling your broker.
For shareholders that own shares directly

If you hold your shares directly with the Target Fund, you must take additional action before receiving your Acquiring ETF shares.

See below for more information regarding how to determine if you are a direct shareholder and the additional steps that direct shareholders need to take. Additionally, please see “Important Information for Direct Shareholders” following this letter.

If you do not wish for your shares to be converted to the Acquiring ETF, you will need to redeem your shares of the Target Fund. You can redeem your shares by calling 1-888-885-0588.

Additional Information for Direct Shareholders

What is a direct shareholder? If you hold your shares directly with the Target Fund, you are a direct shareholder. If you hold your shares through a brokerage account, you are NOT a direct shareholder. Direct shareholders who wish to accept the Conversion must transfer their shares to the broker dealer of their choice. We urge you to begin this process immediately if this is your preferred option. This is the option that we recommend. Please see “Important Information for Direct Shareholders” following this letter for additional information.

If you are a direct shareholder and you fail to take any action your shares will be converted into shares of the Acquiring ETF, and held by a stock transfer agent, [American Stock Transfer], waiting for your instructions.1 We will continue to contact you to assist you in transferring the ETF shares into a brokerage account.

[1]	Shares held by this stock transfer agent are held subject to applicable state and federal law concerning unclaimed property.

We encourage you to carefully review the enclosed materials, which explains the Conversion in more detail. There is an informative Q&A section below which should answer many of your questions. If you have any questions or need additional information, please contact the Fund at 1-888-885-0588.

Sincerely,

Terrance Gallagher

Terrance Gallagher
President

 Important Information for Direct Shareholders

Are You a Direct Shareholder?

If you are a Direct Shareholder, that means that your shares are held by the Cannabis Growth Fund’s Transfer Agent.

How do you know if you hold your shares directly? If you receive quarterly statements from the Cannabis Growth Fund, then you hold your shares directly. If your shares of the Cannabis Growth Fund are listed as a position on a statement from your brokerage firm, then you already hold your shares in a brokerage account. If you are uncertain please call 1-888-885-0588 and ask if you are a direct shareholder. Additionally, if you hold your shares directly you will receive separate communications from us including email, regular mail, express delivery and via telephone.

As mentioned above, you have the same options to redeem your shares if you do not wish to hold ETF shares. To redeem, please call Cannabis Growth Fund at 1-888-885-0588.

Transferring Your Direct Shares to a Brokerage Account

Transferring your shares from the Transfer Agent to a brokerage account should be a simple and seamless process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your Adviser/broker and inform them that you would like to transfer a mutual fund position that you hold directly with the fund into your brokerage account. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account. It is possible that opening or maintaining a brokerage account will involve a fee, but most major brokerage firms do not charge a fee to open or maintain an account.

We suggest you provide your broker with a copy of your Cannabis Growth Fund statement. Your broker will require your Cannabis Growth Fund account number, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign this form, your broker will submit the form to the Transfer Agent directly and the shares will be transferred into your brokerage account.

The sooner you initiate the transfer, the better. If you have any questions about this process or need assistance, call the Cannabis Growth Fund at 1-888-885-0588.

This step is only required by shareholders that hold their shares directly with the Cannabis Growth Fund. If you already hold your shares in a brokerage account, you can ignore this section.

QUESTIONS AND ANSWERS

We recommend that you read the complete Information Statement/Prospectus.

This section contains a brief Q&A which will help explain the Conversion, including the reasons for the Conversion. Following this section is a more detailed discussion.

Q.        What is happening? Why am I receiving this document?

A.        The Cannabis Growth Fund (the “Target Fund”) is converting from an open-end mutual fund to an exchange traded fund (“ETF”). We refer to this transaction as the Conversion. The Conversion will be accomplished by converting the Target Fund into a newly-created ETF (the “Acquiring ETF”), which will also be part of Investment Managers Series Trust II (the “Trust”):

Target Fund		Acquiring ETF
Cannabis Growth Fund	→	Cannabis Growth ETF

The Board of Trustees of the Trust (“the “Board”) has approved the Conversion.

You are receiving this document because, as of [ ], 2021, you were a shareholder in the Target Fund.

After the Conversion takes place, only the Acquiring ETF will continue to operate.

Q.       What is this document and why did we send it to you?

A.       This is an Information Statement/Prospectus that provides you with information about the Conversion of the Target Fund. The Target Fund and the Acquiring ETF are series of the Trust. The Target Fund and the Acquiring ETF pursue identical investment objectives and operate with identical investment strategies and restrictions. There will be no change in investment adviser or portfolio manager in connection with the Conversion. When the Conversion is completed, your shares of the Target Fund will be exchanged for shares of the Acquiring ETF, and the Target Fund will be terminated as a series of the Trust.

The Conversion does not require approval by shareholders of either the Target Fund or the Acquiring ETF, and you are not being asked to vote.

Q.       Has the Board of Trustees approved the Conversion?

A.       Yes, the Board approved the Conversion in April 2021. After careful consideration, the Board, including all of the Trustees who are not “interested persons” of the Target Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), determined that the Conversion is in the best interests of the Target Fund and its shareholders and that the Target Fund’s existing shareholders’ interests will not be diluted as a result of its Conversion. The Acquiring ETF does not have existing shareholders.

Q.       Why is the Conversion occurring?

A.       Foothill Capital Management, LLC (“FCM” or the “Adviser”) and the Board believe that operating the Target Fund as an ETF is in the best interests of the Target Fund and its shareholders. After the Conversion, shareholders of the Target Fund will still be invested in an open-end fund with the same investment objective, strategies, policies and restrictions as the Target Fund, that is operated by the same investment adviser and portfolio manager as the Target Fund. In addition, operating the Target Fund as an ETF will offer a number of benefits to shareholders following the Conversion including:

•	Lower expenses: The Acquiring ETF will have a lower management fee and will operate at a lower overall cost than the Target Fund. A number of expenses involved in the operation of the Acquiring ETF are lower than they are for the Target Fund, which operates as a traditional mutual fund, or are not applicable to the Acquiring ETF. This includes transfer agency fees, shareholder servicing fees, state registration fees and certain custody related expenses. There are some expenses specific to the Acquiring ETF, however, including exchange listing fees and fees paid to the transfer agent, custodian and distributor for the Acquiring ETF for services unique to ETFs. These are largely fixed expenses which do not increase as the ETF grows or based on individual shareholder activity. To ensure that shareholders receive the benefit of lower expenses, the Adviser has entered into an expense limitation agreement (“expense cap”) with the Acquiring ETF under which the Acquiring ETF will be operated at a lower net total expense ratio than the Target Fund. The lower expense cap for the Acquiring ETF will remain in place through at least May 31, 2031, and this arrangement does not permit any recoupment of fees waived or expenses reimbursed. If this expense limitation agreement is not renewed after its expiration, the Acquiring ETF’s total annual fund operating expenses could increase.

•	Intraday trading: Because Acquiring ETF shares can be purchased and sold throughout the trading day at fair market value on the exchange, if you decide to purchase or sell shares of the Acquiring ETF, you can do that right away at the then-prevailing market price. With the mutual fund, you place your purchase or redemption order and your shares are purchased or redeemed at the next calculated net asset value, which happens at the end of the trading day. This means that as an Acquiring ETF shareholder you will no longer redeem your shares for cash at the next determined NAV. We note, however, that buying or selling shares of the Acquiring ETF may involve paying a brokerage commission, and prices on the exchange may be higher or lower than the Acquiring ETF’s net asset value per share.

•	Lower transaction costs and greater tax efficiency: As described in further detail below, it is expected that Authorized Participants will primarily purchase and redeem shares of the Acquiring ETF in exchange for a basket of securities, rather than cash. These “in-kind” purchases and redemptions will permit the Acquiring ETF to avoid the usual transaction costs and market impact of cash transactions that the Target Fund typically experiences. In addition, the Acquiring ETF does not expect in-kind redemptions to result in taxable distributions (or deemed distributions) for the shareholders of the Acquiring ETF that are not redeeming their shares. To the extent the Acquiring ETF sells portfolio holdings to implement its strategy or engages in cash transactions with Authorized Participants, such transactions might cause the Acquiring ETF to recognize taxable gain, which would generally need to be distributed to shareholders.

The Adviser believes, and the Board agreed, that operating the Target Fund’s strategy in the ETF structure offers a better value proposition than traditional open-end mutual funds, primarily because of reduced operational costs, superior transaction flexibility, and potentially greater tax efficiency.

The Conversion is generally not expected to be a taxable event for Target Fund shareholders for U.S. federal income tax purposes (except with respect to cash received by shareholders in lieu of fractional shares, if any).

Q.       How will this Conversion affect me as a shareholder?

A.       After the Conversion of the Target Fund, you will own shares of an ETF having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund you owned when the Conversion happened. Some shareholders may not be able to receive fractional shares; if this is the case, shareholders will receive cash compensation for any fractional shares of the Target Fund that they hold. Such shareholders will generally be required to recognize gain or loss upon the receipt of cash for their fractional shares.

In the Conversion, all of the assets and the liabilities of the Target Fund will be transferred to the newly-formed Acquiring ETF. You, as a shareholder of the Target Fund, will receive shares of the Acquiring ETF equal to the value of the shares you own of the Target Fund. Shares of the Acquiring ETF will be transferred to each shareholder’s brokerage account or for direct shareholders, held by a transfer agent until a brokerage account is identified (subject to applicable federal or state laws concerning unclaimed property).

No physical share certificates will be issued to shareholders. After the Conversion, a Target Fund shareholder will hold the same percentage of ownership in the Acquiring ETF as that shareholder held of the Target Fund prior to the Conversion (adjusted for cash distributions, if any).

Q.       Why is no shareholder action necessary?

A.       No vote of the shareholders of the Target Fund is required to approve the Conversion under Delaware law or under the Trust’s Agreement and Declaration of Trust. Under Rule 17a-8 of the 1940 Act, a vote of shareholders of the Target Fund is not required. This is because the Acquiring ETF is constructed to correspond to the Target Fund. The Acquiring ETF will operate using the same investment strategies and policies, and will be managed by the same investment adviser and portfolio manager, as the Target Fund.

Q.       What will change when the mutual fund is converted to an ETF?

A.        Your fund will be an exchange traded investment company, known as an ETF. After the Conversion, your fund will remain a registered investment company, but it will be exchange traded, and you will own shares as you did before the Conversion, but of the Acquiring ETF instead of the Target Fund. You will no longer redeem individual shares directly from the fund; should you decide to purchase or sell shares of the Acquiring ETF after the Conversion, you will need to place a trade through a broker-dealer who will execute your trade on the NYSE or other nationally recognized exchange at prevailing market prices. As with all ETFs, your broker may charge a commission for purchase and sales transactions.

Your fund will be a fully transparent, actively managed ETF, which means that a list of the ETF’s portfolio holdings will be available on the ETF’s website every day. The ETF’s website will also contain other information about things like the net asset value, market price, premiums and discounts, and bid-ask spreads, as required by rules that govern ETFs.

Q.        Will the Conversion affect the way the Fund is invested?

A.        No. FCM will remain as adviser to the Acquiring ETF and will manage the Acquiring ETF using the same investment style, restrictions, philosophy, parameters and methodology currently used by the Target Fund. The Acquiring Fund will continue to be actively managed and the portfolio manager will remain the same.

Q.        Are there any risks of owning ETFs that are different than the risks of owning mutual funds?

A.        Yes, there are some differences in risks, and all of these differences relate to the structure of ETFs. We discuss these risks later in the Information Statement/Prospectus, but below, we summarize some of the risks.

•	The Acquiring ETF’s shares will be listed for trading on NYSE Arca, Inc., a stock exchange, and shares are bought and sold in the secondary market at a market price. Although it is expected that the market price of an ETF share will approximate its net asset value (NAV), there could be times when the market price and the NAV differ significantly. If that happened, you could pay more or less than NAV when you buy shares on the exchange, and you could receive more or less than NAV when you sell shares on the exchange. All ETFs face this risk.

•	The Acquiring ETF’s shares will be listed for trading, but it is possible that an active trading market might not be maintained.

•	Trading in ETF shares on an exchange can be halted for a variety of reasons, and this could be an individual trading halt (when trading in a particular share is halted) or a market-wide trading halt (when the whole exchange stops trading). ETF shares could also be delisted. Both trading halts and delistings happen for a variety of reasons. All ETFs face these risks.

•	Only financial institutions that enter into an Authorized Participant Agreement with the Trust (an “Authorized Participant”) can engage in creation or redemption transactions for ETF shares. If the Acquiring ETF’s Authorized Participants decide not to create or redeem shares, shares could trade at a premium or discount to the Acquiring ETF’s NAV, and could face trading halts or delistings.

Q.        Are the Expenses Higher or Lower for the Acquiring ETF as compared to the Target Fund?

A.       The Acquiring ETF will have a lower management fee and will operate at lower overall cost than the Target Fund. For the Acquiring ETF, the Adviser has entered into an expense limitation agreement which will be effective until May 31, 2031, to ensure that in the Conversion, shareholders will receive Acquiring ETF shares with a lower net total expense ratio than the Target Fund. If the expense limitation agreement is not extended in 2031, the Acquiring ETF’s total annual fund operating expenses could increase at that time.

Q.        Can you explain more about the “other expenses” component of the ETF’s operating expenses?

A.        The services required to operate the Acquiring ETF are somewhat different than the services required to operate the Target Fund, which is a traditional mutual fund. These services fall into the “other expenses” component of a fund’s expenses as shown in the fee table of the fund’s prospectus.

Transfer agency and shareholder servicing fees for mutual funds often involve minimum annual fees as well as variable fees based on the size of the fund and sometimes, specific expenses incurred to service the fund. By comparison, for ETFs, the transfer agency fees are fixed and the fixed rate for ETFs is often less than the minimum for traditional mutual funds. The Target Fund may pay a shareholder servicing fee of up to 0.10% of its average daily net assets. ETFs generally, and the Acquiring Fund in particular, do not have shareholder servicing fees.

In many states, mutual funds are required to pay state registration fees. These fees often involve a minimum fee plus a variable amount based on the number of shares purchased in each state. Because they are exchange listed, ETFs are exempt from these fees. However, ETFs must pay an exchange listing fee. While circumstances vary, exchange listing fees are generally lower than the state registration fees for mutual funds.

Both mutual funds and ETFs pay custody fees, which is a fee paid to a service provider that holds the fund’s assets. Some activity-based custody fees, which relate to the frequency of purchases and sales of assets the fund holds, are not incurred by ETFs because of the way ETF shares are purchased.

In an ETF, purchase- and redemption-related expenses are generally incurred and borne by the Authorized Participant and are not borne by the Fund and its shareholders.

•	When a mutual fund sells shares, it incurs some cost to invest the incoming funds. When an ETF sells shares in a creation unit, these costs are generally not incurred by the ETF. When a block of shares is purchased from the Acquiring ETF, the Acquiring ETF will generally receive securities in-kind, and the Acquiring ETF will not incur the brokerage costs associated with purchasing those securities. When the Acquiring ETF receives cash for all or part of a creation unit purchase, the Authorized Participant pays an additional transaction fee to offset brokerage expenses associated with cash transactions.

•	When a mutual fund redeems shares, it may sell portfolio holdings to pay redemptions, and incur brokerage costs on those trades and realize capital gains that may need to be distributed to all shareholders. When a block of shares is redeemed from the Acquiring ETF, the redemption is generally effected by delivering to the Authorized Participant shares of the underlying portfolio holdings, which means that the Acquiring ETF generally does not sell portfolio holdings to pay redemptions. Similar to purchases of creation units, when the Acquiring ETF pays cash for all or part of a creation unit redemption, the Authorized Participant pays an additional transaction fee to offset brokerage expenses associated with cash transactions.

For the Conversion of the Target Fund, in the aggregate, immediately after the Conversion, the “other expenses” component of the gross total annual fund operating expenses is expected to be lower for the Acquiring ETF (11.16% “other expenses”) than the corresponding costs in the Target Fund (13.14% “other expenses”). In addition, to ensure that shareholders do not pay higher total annual fund operating expenses, as explained later in this Information Statement/Prospectus, the Adviser has agreed to limit the total expense ratio for the Acquiring ETF to 0.65%. This expense cap is lower than the current expense cap for the Target Fund. As with the Target Fund’s current expense cap, this lowered expense cap excludes acquired fund fees and expenses, if any, interest, taxes, dividends on short positions and any extraordinary expenses, as well as brokerage commissions or fees for securities lending activities. The lowered expense cap will be in place until at least May 31, 2031. Under this expense cap, for the Acquiring ETF, the Adviser will not be permitted to seek recoupment of waived or capped expenses. If this expense cap is not extended after May 2031, the Acquiring ETF’s total annual fund operating expenses could increase at that time.

We discuss the expenses in more detail later in this Information Statement/Prospectus under the section titled “Reasons for the Proposed Conversion”.

Q.        Will the Acquiring ETF incur expenses that the Target Fund does not incur?

A.        Yes. The Acquiring ETF requires some services, and incurs some expenses, that traditional mutual funds like the Target Fund do not incur. The Acquiring ETF will pay exchange registration and listing fees to have its ETF shares listed on an exchange. The Acquiring ETF will also pay fees for services provided by the custodian and distributor for basket transaction services and the order entry process unique to ETFs. All of these fees are largely fixed, and these expenses are included in the “other expenses” component of the Acquiring ETF’s expenses as shown in the fee table. These expenses are included within the expense cap. We discuss these specific expenses later in this Information Statement/Prospectus in the section titled “Reasons for the Proposed Conversion”.

Q.        Are there other benefits to investing in the Acquiring ETF?

A.        Yes, there are a number of additional benefits to the ETF structure that the Acquiring ETF will receive. We identify these below, and we mention the risks associated with those benefits as well.

Flexibility to Exit. The Acquiring ETF offers significantly more flexibility for investors because investors can purchase and sell shares intra-day at a market-determined price, instead of being forced to wait for a redemption at the next calculated NAV per share at the end of the trading day. This means that when a shareholder decides to purchase, or sell, shares of the Acquiring ETF they can act on that decision immediately by calling their broker or placing an order. The price realized may be higher (premium) or lower (discount) than the Acquiring ETF’s NAV per share, and might not be the same as the Acquiring ETF’s next calculated NAV per share at the close of the trading day. You should understand, however, that unlike a mutual fund shareholder, an Acquiring ETF shareholder generally cannot redeem their shares directly from the fund at the next-calculated NAV per share, unless the shareholder is an “Authorized Participant” redeeming a large block of shares.

Transparency. The Acquiring ETF will operate with full transparency. What this means in practice is that the Acquiring ETF’s holdings will be made public each day and can be found on the ETF’s website. Some investors may find this advantageous as it may help them decide whether to invest or not; existing and potential shareholders can examine the ETF’s holdings and decide if the specific mix of holdings meets their needs. It also means that shareholders know exactly what companies the ETF is investing in at all times. Full transparency also assists in aligning the market price of an ETF’s shares with its net asset value, as discussed below under “ETF Share Prices and NAV.” By contrast, in a mutual fund, the fund’s holdings are only required to be disclosed quarterly.

Tax Consequences. ETFs like the Acquiring ETF have certain tax advantages over traditional open-end funds. If a mutual fund or an ETF holds securities that have appreciated in value, and then sells those securities, that sale transaction results in the recognition of capital gain, which may result in additional taxable distributions (or deemed distributions) to shareholders. Because the Acquiring ETF only allows Authorized Participants to create and redeem shares and because the Authorized Participants’ creation and redemption transactions are generally effected on an in-kind basis (meaning that Acquiring ETF shares are generally not purchased or redeemed for cash but are generally purchased and redeemed through in-kind contributions and redemptions of baskets of securities that replicate the Acquiring ETF’s portfolio holdings), the Acquiring ETF generally will not sell portfolio positions to meet redemptions. Moreover, the Acquiring ETF does not recognize gain on an in-kind redemption transaction and therefore is not required to make additional distributions as a result of the redemption. After the Conversion, it is expected that the Acquiring ETF will recognize less capital gains than an identical traditional open-end fund such as the Target Fund would and, accordingly, will distribute less capital gains to shareholders. As with the Target Fund, a taxable investor who sells shares of the Acquiring ETF will generally recognize gain or loss equal to the difference between the amount realized on the sale and the investor’s adjusted basis in the shares sold. Acquiring ETF shareholders may receive some distributions of capital gains, but ETFs generally have been able to avoid large annual distributions that result principally from portfolio transactions undertaken to satisfy redemption requests, because ETFs generally do not sell positions to fund redemptions of creation units.

Brokerage Interaction for Sales -- ETFs are bought and sold differently than mutual funds. While ETFs enjoy a cost advantage over traditional open-end mutual funds, investors that wish to purchase or sell ETF shares after the Conversion will need to have a broker-dealer execute their transaction. Unlike a mutual fund, ETF shares cannot be purchased or redeemed directly from the ETF (except by an Authorized Participant).

This could mean shareholders will pay a brokerage commission to sell, or buy, ETF shares (although some brokerage firms no longer charge brokerage commissions for transactions in ETFs). Paying a brokerage commission may or may not be significant depending on the type of brokerage firm used, the commission structure (which could be a flat fee or a per share charge) and the services provided by the broker-dealer. By contrast, under the mutual fund model, shares of a fund are currently available for purchase directly from the fund without any charge and are also available from a variety of broker-dealers; currently, when shares of the fund are traded through these broker-dealers, there may or may not be a transaction charge, depending on the individual shareholder’s relationship with the broker-dealer; and some shareholders who buy shares through a broker dealer are participating in an investment arrangement that includes other charges, such as an account fee.

In addition, ETF shares have a bid-ask spread and this spread may be considered a form of transaction charge. A bid-ask spread is the difference between the highest price a buyer is willing to pay for ETF shares on the exchange, and the lowest price that a seller is willing to accept for ETF shares on the exchange. You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF shares (bid) and the lowest price a seller is willing to accept for ETF shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). By contrast, mutual fund shares are purchased and redeemed at net asset value per share.

Information about the Acquiring ETF’s net asset value, market price, premiums and discounts, and bid-asks spreads will be available on the Acquiring ETF’s website at www.cannabisgrowthfunds.com.

ETF Share Prices and NAV. One of the features of an ETF is that the mechanism that underpins the creation and redemption of ETF shares is designed to align the market price of the ETF’s share with its net asset value. Only Authorized Participants are able to deal directly with the ETF itself, meaning only the Authorized Participants are able to create or redeem shares and then only in large blocks of shares called creation units. A creation or redemption transaction is generally accomplished by the Authorized Participants delivering or receiving a basket of securities into or from the ETF in exchange for shares in the ETF. Further, because the securities that comprise the basket are known to the Authorized Participants and other traders, there exists an opportunity for the Authorized Participants and other traders to seek a profit when the net asset value of the ETF varies from the market price of the ETF. For example, when an ETFs shares trade in the open market at a market price below NAV (at a “discount”), Authorized Participants likely will buy ETF shares in the market in sufficient size to be a creation unit and then redeem that creation unit with the ETF at NAV, profiting from the difference between the market price and the NAV. However, the act of bidding or acquiring ETF shares in such large blocks may have the effect of raising the market price at which the ETF shares trade, and thus align the market price more closely with the NAV. Similarly, when an ETF’s shares trade at market prices above the NAV (at a “premium”), Authorized Participants would likely make new creation units of ETF shares, which they will then sell into the market, profiting from the difference, and this selling pressure also may have the effect of driving market price of the ETF shares closer to NAV.

The activity described here should work to keep the net asset value and the market price generally in line with one another. There are times when the markets are extremely volatile that this mechanism breaks down, and there have been instances where some ETFs trade at prices significantly different from the net asset value.

Q.        When will the Conversion occur?

A.        The Adviser is anticipating a Conversion date on or around [ ], 2021. This date could be delayed, because some administrative conditions must be satisfied to implement the Target Fund’s Conversion. The Target Fund will publicly disclose updates on material developments throughout the process. Additionally, updates on the Conversion process will be available at www.cannabisgrowthfunds.com.

Q.        Who will pay for the Conversion?

A.        The costs of the Conversion will be borne by the Adviser. The costs associated with the Conversion will not affect the NAV per share of the Target Fund. The Adviser expects the costs associated with the Conversion will be approximately $50,000. This estimate includes all costs associated with the Conversion that can be estimated at this time.

Q.        Will shareholders have to pay any sales load, commission, redemption fee or other similar fee in connection with the Conversion?

A.        No. Shareholders will not pay any sales load, commission, redemption fee or other similar fee in connection with the Conversion. Neither the Target Fund nor the Acquiring ETF charge a sales load.

After the Conversion takes place, shareholders of the Acquiring ETF will no longer redeem their individual shares directly from the Trust. Instead, they will be able to sell their shares on an exchange. Sales of shares on an exchange take place through a broker, and some brokers charge commissions or other fees.

Q.        Will the Conversion result in any federal tax liability to me?

A.        The Conversion is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and generally is not expected to result in recognition of gain or loss by the Target Fund or its shareholders. However, immediately prior to the Conversion, , some shareholders will receive cash compensation in redemption of any fractional shares that they hold. Such shareholders will generally be required to recognize gain or loss upon the receipt of cash for their fractional shares.

As a condition of the closing of the Conversion and assuming that the parties comply with the terms of the Agreement and Plan of Reorganization and supply appropriate representation letters, the Trust will receive an opinion of counsel regarding the tax consequences of the Conversion. Shareholders should consult their tax adviser about possible state and local tax consequences of the Conversion, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Conversion only.

Q.        Can I purchase, redeem or exchange shares of the Target Fund before the Conversion takes place?

A.        Yes. You can purchase Target Fund shares until [    ], 2021. You can redeem Target Fund shares until the day before the Conversion occurs. That means your redemption order must be received by [     ], 2021. Any shares not redeemed before the Closing Date, currently [     ], 2021, will be exchanged for shares of the Acquiring ETF.

Direct shareholders can redeem their shares by calling 1-888-885-0588. If you hold your Target Fund shares with a broker, you can purchase additional shares or redeem as usual by contacting your broker. We do not recommend additional purchase transactions for direct shareholders during the Conversion process.

Q.        What if I want to purchase or redeem shares of the Acquiring ETF after the Conversion?

A.        You will need to contact your broker. After the Conversion, you will hold shares of the Acquiring ETF. Because the Acquiring ETF is an ETF, this means that you will no longer be able to redeem your individual shares. Instead, you will need to call your broker and place an order to sell your Acquiring ETF shares on the exchange. Depending on your brokerage firm this may mean paying a commission.

Q.        Whom do I contact for further information?

A.        You can call 1-888-885-0588 or contact your financial adviser for further information. You may also visit our website at www.cannabisgrowthfunds.com.

Important additional information about the Conversion is set forth in the accompanying
Information Statement/Prospectus. Please read it carefully.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENT MANAGERS SERIES TRUST II

235 West Galena Street

Milwaukee, Wisconsin 53212

PROSPECTUS FOR

CANNABIS GROWTH ETF

a series of Investment Managers Series Trust II

DATED: [      ], 2021

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement/Prospectus is furnished to you as a shareholder of the Cannabis Growth Fund (the “Target Fund”). After careful consideration, the Target Fund’s investment adviser, Foothill Capital Management, LLC (“FCM” or the “Adviser”) has recommended, and the Board of Trustees of the Trust (the “Board”) has approved the conversion of the Target Fund into the Cannabis Growth ETF (the “Acquiring ETF”). The Target Fund and the Acquiring ETF are each a series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”). The Trust is an open-end management investment company organized as a Delaware statutory trust. FCM is the investment adviser to the Target Fund and the Acquiring ETF.

The Target Fund and the Acquiring ETF have identical investment objectives, investment strategies and investment restrictions and similar investment risks, and there will be no change in investment adviser or the portfolio manager. There are differences in how the Acquiring ETF is distributed, and in purchase and redemption procedures for the Acquiring ETF, which are summarized below. The Adviser has entered into an expense limitation agreement to ensure that in the Conversion, shareholders will receive Acquiring ETF shares with a lower net total expense ratio than the Target Fund. The expense limitation agreement is in place until May 31, 2031, and if it not renewed, the total annual fund operating expenses of the Acquiring ETF would be higher after the agreement ends.

Throughout this document, we are referring to this transaction as the “Conversion”. For purposes of this Information Statement/Prospectus, the terms “shareholder,” “you” and “your” refer to the shareholders of the Target Fund. The Target Fund and Acquiring Fund are sometimes referred to as a “Fund” or together, as the “Funds”.

The Board, on behalf of the Target Fund and Acquiring ETF, has approved the Conversion and has determined that the Conversion is in the best interests of the Target Fund and its shareholders.

Shares of the Acquiring ETF will be listed for trading on NYSE Arca, Inc.

In preparation for the closing of the Conversion, the last day to purchase shares of the Target Fund will be [ ], 2021. Redemption orders for Target Fund shares must be placed by [ ], 2021 or the Target Fund shares will be converted. The Conversion is expected to close after the end of trading on [ ], 2021. The Acquiring ETF will open for trading on [ ], 2021.

In addition, the following documents each have been filed with the Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:

•	The Prospectus for the Target Fund dated June 1, 2021, filed with the SEC on June 1, 2021 (Accession No. 0001398344-21-012346);

•	The Statement of Additional Information for the Target Fund dated June 1, 2021, filed with the SEC on June 1, 2021 (Accession No. 0001398344-21-012346); and

•	The Annual Report to shareholders of the Target Fund for the fiscal year ended January 31, 2021, filed with the SEC on April 9, 2021 (Accession No. 0001398344-21-007841).

In addition, the Acquiring ETF has filed with the SEC a Prospectus and Statement of Additional Information for the Acquiring ETF as it will be offered after the Conversion. Because the Acquiring ETF has not yet commenced operations, no annual or semi-annual report is available.

This Information Statement/Prospectus sets forth concisely the information you should know about the Conversion of the Target Fund and constitutes an offering of the shares of the Acquiring ETF issued in the Conversion. Please read it carefully and retain it for future reference. Additional information is set forth in the Statement of Additional Information dated [ ], 2021, related to this Information Statement/Prospectus, which is also incorporated by reference into this Proxy Statement. This Information Statement/Prospectus will be mailed on or about [ ], 2021 to shareholders of record of the Target Fund as of [ ], 2021 (the “Record Date”).

The Trust is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith, files reports and other information, including proxy materials and charter documents, with the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

The Target Fund’s Prospectus, Statement of Additional Information, annual and semi-annual reports and the Statement of Additional Information related to this Information Statement/Prospectus are available upon request and without charge by writing to the Target Fund c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212 or by calling toll-free at 1-888-885-0588.

The Acquiring ETF’s Prospectus and Statement of Additional Information and the Statement of Additional Information related to this Information Statement/Prospectus are available upon request and without charge by writing to the Acquiring ETF c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212 or by calling toll-free at [1-888-885-0588].

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS INFORMATION STATEMENT/PROSPECTUS AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS INFORMATION STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

Table of Contents

SUMMARY	18
Fees and Expenses	18
Investment Objectives, Principal Risks and Investment Policies	20
Distribution, Purchase Procedures, Exchange Rights and Redemption Procedures	23
Differences in Purchases of Shares	24
Differences in Redemption of Shares	25
Federal Tax Consequences	26
INFORMATION ABOUT THE CONVERSION	26
Conversion	26
Reasons for the Proposed Conversion	27
Board Considerations	29
COMPARISON OF THE TARGET FUND AND SURVIVING ACQUIRING ETF	30
Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks	30
Investment Objectives	31
Investment Strategies	31
Fundamental Investment Policies	33
Comparison of Principal Risks of Investing in the Funds	33
Performance History	40
MANAGEMENT OF THE FUNDS	42
The Investment Adviser	42
Portfolio Manager	43
Other Service Providers	43
Purchase, Redemption and Pricing of Fund Shares	44
Frequent Trading/Market Timing	46
Dividends, Distributions and Taxes	47
Sales Loads	47
Federal Income Taxes	48
Distributions to Shareholders	48
FINANCIAL HIGHLIGHTS	49
ADDITIONAL INFORMATION RELATING TO THE CONVERSION	50
Description of the Conversion	50
Terms of the Conversion	51
Capitalization	51
Portfolio Turnover	51
Federal Income Taxes	51
Portfolio Repositioning	52
Expenses of the Conversion	53

Share Certificates	53
OTHER INFORMATION	53
Shareholder Information	53
Shareholder Rights and Obligations	54
Shareholder Proposals	54
EXHIBIT A – MORE INFORMATION ABOUT THE ACQUIRING ETF’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS	55
EXHIBIT B – AGREEMENT AND PLAN OF REORGANIZATION
EXHIBIT C - FINANCIAL HIGHLIGHTS

SUMMARY

The following summarizes more complete information appearing later in this Information Statement/Prospectus. Shareholders should read the entire Information Statement/Prospectus carefully.

This Information Statement/Prospectus relates to the Conversion of the Cannabis Growth Fund (the “Target Fund” into the Cannabis Growth ETF (the “Acquiring ETF”). The Conversion is taking place to convert the Target Fund, which is a traditional open-end mutual fund, into an exchange-traded fund.

The Trust, organized under the laws of the state of Delaware, is an open-end management investment company registered with the SEC. Each of the Target Fund and the Acquiring ETF are organized as separate series of the Trust. Foothill Capital Management, LLC (“FCM” or the “Adviser”) serves as investment adviser to each of the Target Fund and the Acquiring ETF.

Fees and Expenses

As an investor, shareholders pay fees and expenses to buy and hold shares of the Target Fund or the Acquiring ETF. Neither the Target Fund nor the Acquiring ETF charge a front-end or deferred “sales charge” or charges a Rule 12b-1 plan fee. Shareholders pay annual fund operating expenses indirectly because they are deducted from fund assets.

The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of the Target Fund and the Acquiring ETF. There is no separate pro forma combined column because the Acquiring ETF pro forma column shows the fees and expenses that will apply going forward; the Acquiring ETF is not operational and does not currently have investment assets.

For the Conversion, the table below shows the Target Fund’s fees and expenses based on the Target Fund’s assets for the fiscal year ended January 31, 2021, and actual expenses incurred. The pro forma Acquiring ETF’s expenses are estimated, and it is assumed that the Acquiring ETF will hold the same assets as the Target Fund. The Acquiring ETF’s “Other Expenses” and “Acquired Fund Fees and Expenses” are estimated.

Due to changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown, but both the Target Fund and the Acquiring ETF are subject to an expense reimbursement agreement.

	Target Fund Class I		Acquiring ETF (Pro Forma)
Shareholder Fees (fees paid directly from your investment)		1.00%[1]		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees:		0.85%		0.65%
Distribution (Rule 12b-1) fee		None		None
Other Expenses		13.14%		11.16%[2]
Shareholder Service Fees	0.06%		None
All other expenses	13.08%		11.16%[2]
Acquired Fund Fees and Expenses		0.14%		0.14%[2]
Total Annual Fund Operating Expense		14.13%		11.95%
Fees Waived and/or Expenses Reimbursed		(12.89)%[3]		(11.16)%[4]
Total Annual Fund Operating Expenses after Waiving Fees and/or Reimbursing Expenses		1.24%		0.79%

[1]	The Target Fund imposes a Redemption Fee for shares held less than 60 days from purchase, plus a $20 wire fee, if applicable, for payments of redemption proceeds by wire transfer.

[2]	Estimate based on the expenses the Acquiring ETF expects to incur for the current fiscal year.

[3]	FCM has contractually agreed to waive its fees and/or pay for operating expenses of the Target Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.10% of the average daily net assets of the Target Fund. This agreement is in effect until May 31, 2031, and it may be terminated before that date only by the Trust’s Board of Trustees. The Target Fund’s adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Target Fund for a period ending three full years after the date of the waiver or payment. This reimbursement may be requested from the Target Fund if the reimbursement will not cause the Target Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

[4]	FCM has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring ETF to ensure that total annual fund operating expenses (excluding any taxes, leverage, interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.65% of the Acquiring ETF’s average daily net assets. This agreement is in effect until May 31, 2031, and it may be terminated before that date only the Trust’s Board of Trustees. The agreement does not permit any recoupment of fees waived or expenses reimbursed by the Acquiring ETF’s adviser.

Example

This Example is intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring ETF. The Example assumes that you invest $10,000 in each fund for the time periods indicated and then redeem or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each fund’s operating expenses remain the same. The Example further assumes that the expense limitations of each Fund described in the footnotes to the fee table are in effect only until the end of the 10-year period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Cannabis Growth Fund Class I (Target Fund)	$126	$393	$681	$1,500
Cannabis Growth ETF (Acquiring ETF) (pro forma)	$81	$252	$439	$978

For the Conversion, the projected post-reorganization pro forma annual fund operating expenses and the pro forma expense example presented above are based on material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of the Acquiring ETF’s assets at the time the ETF commences investment operations, many of which are beyond the control of the Adviser or the Acquiring ETF.

Investment Objectives, Principal Risks and Investment Policies

The Target Fund and the Acquiring ETF have the same investment objective, investment strategies, and fundamental investment restrictions. In addition, the portfolio manager of the Target Fund will continue to manage the Acquiring ETF after the Conversion.

Comparison of Investment Objectives

Each Fund’s investment objective is to provide long-term capital appreciation. Each Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

Comparison of Principal Risks

The Acquiring ETF will operate using the same investment strategies and policies as the Target Fund. As a result, the principal risks of the Target Fund also apply to the Acquiring ETF.

In addition, however, the Acquiring ETF has some additional risks due to its operations as an ETF. These additional risks are:

•	Limited authorized participants, market makers and liquidity providers risk. Because the Acquiring ETF is an exchange-traded fund (“ETF”), only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Acquiring ETF. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occurs, shares of the Acquiring ETF may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•	Trading risk. Shares of the Acquiring ETF may trade on NYSE Arca, Inc. (the “Exchange”) above or below their NAV. The NAV of shares of the Acquiring ETF will fluctuate with changes in the market value of the Acquiring ETF’s holdings. In addition, although the Acquiring ETF’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Acquiring ETF shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Acquiring ETF inadvisable.

•	Early close/trading halt risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Acquiring ETF being unable to buy or sell certain securities or financial instruments. In such circumstances, the Acquiring ETF may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

For more information, see “Comparison of Principal Risks of Investing in the Funds” beginning on page 33 of this Information Statement/Prospectus.

Comparison of Investment Policies

Both the Target Fund and the Acquiring Fund are classified as “non-diversified” for purposes of the 1940 Act, which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors. Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies. Although the Funds are not required to comply with the above requirement, each Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Each Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of the Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

Target Fund	Acquiring Fund
The Fund may not:

1.  Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

Same as the Target Fund.
2. Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.	Same as the Target Fund.

3.  Invest 25% or more of its total assets, calculated at the time of purchase, in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities), except that the Fund will concentrate (that is, invest 25% or more of its net assets) in the legal cannabis industry.

Same as the Target Fund.

4.  Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as REITs).

Same as the Target Fund.

5.  Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements, or (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets.

Same as the Target Fund.

6.  Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling or entering into future contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

Same as the Target Fund.

The Funds observe the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities. These non-fundamental policies may be changed without shareholder approval.

Target Fund	Acquiring Fund

1.  The Fund may not invest, in the aggregate, more than 15% of its net assets in securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

Same as the Target Fund.

Distribution, and Purchase and Redemption Procedures

There are material differences in the distribution procedures, purchase procedures, and redemption procedures. The table below summarizes the changes generally, but please see the narrative discussion following the table for more information about these topics.

	Target Fund	Acquiring ETF
Distribution	Shares may be purchased directly from the fund or through financial intermediaries, including platforms.

Individual shares may be purchased in the secondary market on an exchange, through a broker.

New shares may only be purchased directly from an ETF in large groups called “creation units” (10,000 or more shares) and only through an “Authorized Participant”.

Purchase procedures	Shareholders open an account with the Target Fund or otherwise purchase their shares through their financial intermediary.	Shareholders purchase or sell individual shares on the exchange, through a broker. Authorized Participants may purchase creation units of shares from the Trust.
Redemption procedures	Shareholders may redeem shares directly from the Target Fund at NAV at any time and will receive proceeds in cash.

Individual shareholders “exit” their investment in the Acquiring ETF by selling shares on the exchange, through a broker.

Shares may only be redeemed in creation units by Authorized Participants; redeeming shareholders receive securities, not cash.

For both the Target Fund and the Acquiring ETF, the NAV of a Fund is calculated as of 4:00 p.m. Eastern time, the normal close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading.

Differences in Purchases and Redemption of Shares

Target Fund

Shares of the Target Fund are sold at net asset value (“NAV”). Shareholders or prospective shareholders of the Target Fund may purchase shares of the Target Fund on any day that the NYSE is open for trading, subject to certain restrictions. Purchases may be made by mailing an application or request to Cannabis Growth Fund c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling 1-888-885-0588. You also may purchase shares through a financial intermediary. The minimum initial investment for the Target Fund is $2,500 and the minimum subsequent investment is $100.

Shares of the Target Fund are redeemed directly from the Target Fund at NAV per share on any day that the NYSE is open for trading, subject to certain restrictions. Redemptions may be made by mailing an application or redemption request to Cannabis Growth Fund c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212 or by calling toll-free at 1-888-885-0588. Shareholders may also redeem shares through a financial intermediary.

Acquiring ETF

The Acquiring ETF will be traded on the NYSE Arca exchange during the trading day. Individual fund shares can be bought and sold in the secondary market (the exchange) through a broker or dealer at a market price throughout the trading day, like other shares of publicly traded securities. Individual ETF shares are not purchased or redeemed by investors directly from the Acquiring ETF, except in creation units. ETF shares are bought and sold at market prices, rather than the net asset value, and shares may trade at a price greater (premium) or less (discount) than the net asset value. There is no minimum investment for purchases made on the exchange. When buying or selling ETF shares through a broker, you may incur customary brokerage commissions and charges. When charged, the commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you will incur the cost of the “spread,” which is the difference between what investors are willing to pay for shares (the “Bid” price) and the price at which they are willing to sell the shares (the “Ask” price). The spread with respect to a Fund’s shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower (or narrow) if the Fund has a lot of trading volume and market liquidity and higher (or wider) if the Fund has little trading volume and market liquidity. When the spread widens, particularly in times of market stress, you may pay significantly more or receive significantly less than the underlying value of the Fund shares when they buy or sell ETF shares in the secondary market. Because of the costs of buying and selling ETF shares, frequent trading may reduce investment returns.

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to purchase and redeem large blocks of shares directly with the Acquiring ETF. Purchase and redemption activity conducted by Authorized Participants directly with the Acquiring ETF will generally be done in increments of [ ] share Creation Units. A Transaction Fee of $[ ] per creation transaction is charged to Authorized Participants who create or redeem shares in Creation Units. The Acquiring ETF will issue or redeem Creation Units in return for a basket of assets that the Acquiring ETF specifies each day and are effected at the net asset value (“NAV”) next determined after the receipt of an order in proper form. The value of the minimum initial or subsequent investment by an Authorized Participant varies with the value of the basket of assets specified by the Acquiring ETF each day. The Acquiring ETF’s shares may only be purchased or redeemed in Creation Units by submitting an order to the Acquiring ETF’s transfer agent. More information about the purchase and sale of ETF shares in Creation Units can be found in the Acquiring ETF’s Statement of Additional Information under “Purchase and Redemption of Shares in Creation Units”.

Purchase and redemption activities conducted by Authorized Participants directly with the Acquiring ETF are subject to a Transaction Fee. A Transaction Fee is charged on each creation transaction and is paid by Authorized Participants who create or redeem shares in Creation Units. The transaction fee is intended to offset the transfer and other transaction costs associated with the purchase or redemption of Creation Units. The amount of the Transaction Fee can change from time to time and the specific amount is announced to Authorized Participants before the fee changes. The Transaction Fee is:

Acquiring ETF		Transaction Fee
Cannabis Growth ETF	$	[ ]

In addition, a variable fee may be imposed for cash purchases or redemptions, non-standard orders, or partial cash purchases or redemptions of Creation Units. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction.

More detailed information including a comparison is available in the section “Comparison of the Target Fund and Acquiring ETF —Purchase, Redemption and Pricing of Fund Shares” in this Information Statement/Prospectus.

Federal Tax Consequences

For each year of its existence, the Target Fund has had in effect an election to be, and the Trust believes the Target Fund has qualified for treatment as, a “regulated investment company” under the Code. Accordingly, the Trust believes the Target Fund has been, and expects to continue through the closing of the Conversion to be, generally relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.

As a condition to the closing of the Conversion, the Trust will receive an opinion of counsel substantially to the effect that for federal income tax purposes:

•	The Conversion will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Target Fund and the Acquiring ETF will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring ETF solely in exchange for the Acquiring ETF’s shares and the assumption by the Acquiring ETF of all the liabilities of the Target Fund, or upon the distribution of the Acquiring ETF’s shares and cash in lieu of fractional shares, if any, to the shareholders of the Target Fund, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

•	The tax basis in the hands of the Acquiring ETF of each asset transferred from the Target Fund to the Acquiring ETF in the Conversion will be the same as the tax basis of such asset in the hands of the Target Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer;

•	The holding period in the hands of the Acquiring ETF of each asset transferred from the Target Fund to the Acquiring ETF in the Conversion, other than assets with respect to which gain or loss is required to be recognized, will include the Target Fund’s holding period for such asset (except where investment activities of the Acquiring ETF have the effect of reducing or eliminating the holding period with respect to an asset);

•	No gain or loss will be recognized by the Acquiring ETF upon its receipt of all the assets of the Target Fund solely in exchange for the Acquiring ETF shares and the assumption by the Acquiring ETF of all the liabilities of the Target Fund as part of the Conversion;

•	No gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares for Acquiring ETF shares as part of the Conversion (except with respect to cash received by Target Fund shareholders in redemption of fractional shares prior to the Conversion);

•	The aggregate tax basis of the Acquiring ETF shares that each Target Fund shareholder receives in the Conversion will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor (which Target Fund shares will not include any fractional shares redeemed immediately prior to the Conversion);

•	Each Target Fund shareholder’s holding period for the Acquiring ETF shares received in the Conversion will include the Target Fund shareholder’s holding period for the Target Fund shares exchanged therefor, provided that the Target Fund shareholder held such Target Fund shares as capital assets on the date of the exchange; and

•	The taxable year of the Target Fund will not end as a result of the Conversion.

In rendering the opinion, counsel will rely upon, among other things, certain facts and assumptions and certain representations of the Trust, the Target Fund and the Acquiring ETF. The condition that the parties to the Conversion receive such an opinion may not be waived.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Conversion. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

By reason of the Conversion, the Acquiring ETF will succeed to and take into account any capital loss carryforwards of the Target Fund. The Conversion is not expected to result in limitations on the Acquiring ETF’s ability to use any capital loss carryforwards of the Target Fund.

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder may have unique tax issues, shareholders should consult their own tax advisors.

For more information on the tax consequences of the Conversion, see “Additional Information Relating to the Conversion – Federal Income Taxes” later in this Information Statement/Prospectus.

INFORMATION ABOUT THE CONVERSION

Conversion

As further explained in this Information Statement/Prospectus, the Conversion will be effected pursuant to an Agreement and Plan of Reorganization (the “Plan of Reorganization”). Under the Plan of Reorganization, if the proposed Conversion is completed, the Target Fund will transfer all of its assets to the Acquiring ETF in exchange for the assumption of all liabilities of the Target Fund by the Acquiring ETF and shares of the Acquiring ETF having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund on the Closing Date for the Conversion (currently, the Closing Date is expected to be [ ], 2021). The shares of the Acquiring ETF will be distributed pro rata to the shareholders of the Target Fund in complete liquidation of the Target Fund. Holders of shares of the Target Fund will receive the number of shares of the Acquiring ETF equal in value to the aggregate net asset value of the shares of the Target Fund that the shareholder held immediately prior to the Conversion. Some shareholders may not be able to receive fractional shares of the Target Fund; if this is the case, shareholders will receive cash compensation for any fractional shares of the Target Fund that they hold. Such shareholders will generally be required to recognize gain or loss upon the receipt of cash for their fractional shares. As a result of the Conversion, a shareholder of the Target Fund will have approximately the same percentage of ownership in the Acquiring ETF as such shareholder’s percentage of ownership in the Target Fund immediately prior to the Conversion.

The Board, including the Independent Trustees, on behalf of the of Target Fund and the Acquiring ETF, has approved the Plan of Reorganization. The Plan of Reorganization provides for:

•	the transfer of all of the assets of the Target Fund to the Acquiring ETF in exchange for shares of the Acquiring ETF and the assumption by the Acquiring ETF of all of the liabilities of the Target Fund;

•	the distribution of such Acquiring ETF shares to the Target Fund shareholders; and

•	the termination of the Target Fund as a separate series of the Trust.

Reasons for the Proposed Conversion

The Conversion has been proposed because the Adviser believes that it is in the best interests of the Target Fund and its shareholders if the Target Fund is converted with the Acquiring ETF because (1) the Acquiring ETF has an identical investment objective and the same investment strategies and fundamental policies as the Target Fund; (2) operating the investment strategy in the ETF model is expected to be less expensive than continuing to operate in a mutual fund model; (3) shareholders will be able to purchase or sell shares of the Acquiring ETF throughout the trading day at the then prevailing market price rather than at the next calculated NAV per share at the end of the trading day; (4) the Adviser has entered into an expense limitation agreement for the Acquiring ETF to make sure that after the Conversion, the total annual fund operating expenses of the Acquiring ETF are below the total annual fund operating expenses of the Target Fund (although this is not guaranteed; after the Conversion, the Acquiring ETF is expected to achieve a lower overall net total expense ratio than the Target Fund); and (5) the Acquiring ETF may provide shareholders with greater tax efficiencies than the Target Fund.

The Adviser recognizes that after the Conversion, shareholders will no longer have the right to redeem fund shares individually from the Fund directly for cash, and shareholders could bear some cost of opening or maintaining brokerage accounts. On balance, however, the Adviser believes that operating the Fund as an ETF will result in a better outcome for shareholders over the long-term.

The Adviser believes the Acquiring ETFs will be less expensive to operate because some types of fees, commonly paid by mutual funds, are not paid by ETFs or are paid at a fixed, rather than variable rate. These fees are:

•	Transfer agency fees, which are paid to the transfer agent to maintain records reflecting share ownership. For mutual funds, the transfer agent maintains individual share ownership records and processes shareholder transactions. In an ETF, this transfer agency function is simplified and less expensive because the ETF can use a system operated by DTC. Transfer agency arrangements for mutual funds often involve minimum annual fees as well as variable fees based on the size of the fund, the number of shareholder accounts, and level of shareholder activity in the fund. By comparison, for ETFs, the transfer agency fees are fixed and the fixed rate for ETFs can be less than the cost for traditional mutual funds.

•	Shareholder servicing fees, which are paid to a shareholder servicing agent to provide services to shareholders, primarily information about their account. The Acquiring ETF does not pay shareholder servicing fees.

•	State registration fees, which many states require mutual funds to pay. These fees often involve a minimum fee plus a variable amount based on the number of shares purchased in each state. Exchange-listed securities, like ETFs, are exempt from these fees. However, ETFs must pay an exchange listing fee. While circumstances vary, exchange listing fees are generally lower than the state registration fees for mutual funds.

•	Custody fees, which are fees paid to a service provider that holds the fund’s assets. Both mutual funds and ETFs pay a fee for the safe holding of fund assets. Custody arrangements also include activity-based custody fees, which relate to the frequency of transactions involving portfolio assets. These fees are incurred at a lower rate by ETFs than by mutual funds, because of the way ETF shares are purchased and redeemed.

•	Purchase- and redemption-related expenses for an ETF are generally incurred and borne by the Authorized Participant and are not borne by the Fund and its shareholders.

o	When a mutual fund sells shares, it incurs some cost to invest the incoming funds. When an ETF sells shares in a creation unit, these costs are generally not incurred by the ETF. When a block of shares is purchased from the Acquiring ETF, the Acquiring ETF will generally receive securities in-kind, and the Acquiring ETF will not incur the brokerage costs associated with purchasing those securities. When the Acquiring ETF receives cash for all or part of a creation unit purchase, the Authorized Participant pays an additional transaction fee to offset brokerage expenses associated with cash transactions.

o	When a mutual fund redeems shares, it may sell portfolio holdings to pay redemptions, and incur brokerage costs on those trades and realize capital gains that may need to be distributed to all shareholders. When a block of shares is redeemed from the Acquiring ETF, the redemption is generally paid out by delivering to the Authorized Participant shares of the underlying portfolio holdings, which means that the Acquiring ETF generally does not sell portfolio holdings to pay redemptions. Similar to purchases of creation units, when the Acquiring ETF pays cash for all or part of a creation unit redemption, the Authorized Participant pays an additional transaction fee to offset brokerage expenses associated with cash transactions.

The Adviser believes that all of these cost reductions will contribute to lower overall total annual fund operating expenses for the Acquiring ETF compared to the Target Fund.

Immediately after the Conversion, the Acquiring ETF is expected to have lower gross total annual fund operating expenses as compared to the Target Fund and the estimated “other expenses” component of the total annual fund operating expenses is also lower, at 11.16% for the Acquiring ETF, as compared to 13.14% for the Target Fund. There are some expenses for operating an ETF that are unique to ETFs. Some of these expenses are fixed, meaning they are expenses that do not vary by fund size or activity. Examples of these fixed expenses are exchange listing fees, and certain custody and transfer agency expenses. Because these expenses are largely fixed, as the Acquiring ETF grows, its expense ratio, which is the expenses of the ETF expressed as a percentage of its assets, is expected to decline (but this is not guaranteed). There are comparable expenses incurred by the Target Fund as a mutual fund, meaning there are custody, transfer agency and state registration fees (which are not incurred by exchange listed securities) and these expenses are variable, meaning they tend to grow as the fund's asset and level of shareholder activity increases.

For the Acquiring ETF, there are three specific charges that are not incurred by the Target Fund. In addition, there is a transfer agency fee paid by both the Acquiring ETF and the Target Fund, but the nature of these charges is different as described below. Here are the details of these charges:

Exchange Listing Fee: Because they are exchange listed, ETFs must pay an exchange listing fee. Because securities listed on an exchange are exempt from state registration, this expense effectively replaces the state registration fees currently paid by the Target Fund. While circumstances vary, exchange listing fees are generally lower than the state registration fees for mutual funds.

Custody/Administration Related Fees: There are two fixed fees that will be incurred by the Acquiring ETF which are not incurred by the Target Fund. These fees are charged at a fixed annual rate for services related to the creation and redemption process. These fees are for Basket Services and Authorized Participant Services. Both ETFs and mutual funds pay activity related custody fees. However, the Acquiring ETF will be able to avoid many activity-based custody charges which result from flows into and out of a fund, because these types of fees are not incurred by the ETF in the creation/redemption process, and are partially accounted for by the Transaction Fee paid by Authorized Participants when they create or redeem creation transactions of ETF shares.

Transfer Agency Fees: This is a fixed fee for the Acquiring ETF. The Target Fund also pays a fixed transfer agency fee at a lower rate and a variable transfer agency fee which is based on the number of individual shareholder accounts, and underlying shareholder activity, as well as the overall size of the Fund. These variable fees mean that as a mutual fund grows this expense will grow; by contrast, for the Acquiring ETF, the transfer agency expense will remain fixed.

To ensure that shareholders of the Acquiring ETF benefit from a lower total expense ratio, the Adviser has entered into an expense limitation agreement for the Acquiring ETF at a lower expense limitation, so that after the Conversion, shareholders of the Acquiring ETF will hold their funds at a lower net total expense ratio as compared to the Target Fund. This expense cap will remain in place until May 31, 2031, and it may be terminated before that date only the Trust’s Board of Trustees. The agreement does not permit any recoupment of fees waived or expenses reimbursed by the Acquiring ETF’s adviser. If this expense limitation agreement is not extended in 2031, the total annual fund operating expenses of each Acquiring ETF would be higher.

Board Considerations

In approving the Conversion, the Board, on behalf of the Target Fund, including the Independent Trustees, determined that the Conversion is in the best interests of the Target Fund and its shareholders and that the interests of the Target Fund and Acquiring ETF shareholders will not be diluted as a result of the Conversion. Before reaching this conclusion, the Board engaged in a thorough review process relating to the proposed Conversion. The Board considered the Conversion at meetings held on January 20, 2021, and April 22, 2021.

The Board considered the following factors, among others, in evaluating the Conversion:

•	The Acquiring ETF is designed to be identical to the Target Fund with respect to its investment program;

•	There are no differences in investment objective, principal investment strategies, principal risks (with the exception of ETF-specific risks), or fundamental investment restrictions between the Target Fund and the Acquiring ETF;

•	That the portfolio manager who has been responsible for the day-to-day management of the Target Fund’s portfolio since its inception will continue as the portfolio manager of the Acquiring ETF;

•	FCM believes that converting the Target Fund into the Acquiring ETF will create greater potential for long-term viability than continuing to operate the Target Fund as a mutual fund;

•	The Conversion is expected to result in a lower total net expense ratio for the Acquiring ETF, because the ETF is projected to have lower operational costs (although this is not guaranteed) and because the Adviser has reduced fees and lowered the expense cap through May 2031;

•	The Acquiring ETF has the potential to provide shareholders greater tax efficiencies than the Target Fund;

•	The Target Fund shareholders will receive Acquiring ETF shares with the same aggregate net asset value as their Target Fund shares;

•	Some shareholders will receive cash compensation for any fractional shares of the Target Fund that they hold; such shareholders will generally be required to recognize gain or loss upon the receipt of cash for their fractional shares;

•	After the Conversion, Acquiring ETF shareholders will be able to purchase and sell shares throughout the trading day at the then-prevailing market price on the exchange;

•	The quality and experience of the Acquiring ETF’s service providers;

•	The Conversion generally is not expected to result in the recognition of gain or loss by the Target Fund or its shareholders for U.S. federal income tax purposes (except with respect to cash redemptions of fractional shares immediately prior to the Conversion);

•	That shareholders of the Target Fund who do not wish to become shareholders of the Acquiring ETF may redeem their Target Fund shares before the Conversion; and

•	The Target Fund, Acquiring ETF and their shareholders will not bear any of the costs of the Conversion.

In the course of their discussions, the Trustees considered a variety of information presented by FCM, including potential cost savings to be achieved by conversion to the ETF structure (including projections of savings), similarity of the investment programs and the risks associated with ETFs, as well as fee reductions and the expense limitation agreement. The Board, including all of the Independent Trustees, concluded that the Conversion of the Target Fund into the Acquiring ETF was in the best interests of the Target Fund, as well as the Target Fund’s shareholders, and that the Target Fund’s shareholders would not have their interests diluted as a result of the Conversion. The determinations on behalf of the Target Fund were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

A vote of the shareholders of the Target Fund is not required to approve the Conversion under Delaware law or under the Trust’s Declaration of Trust.

Under Rule 17a-8 under the 1940 Act, the Conversion does not require a vote of the shareholders because:

(i)	the Target Fund does not have any policy that, pursuant to Section 13 of the 1940 Act, could not be changed without a vote of a majority of its outstanding voting securities, differs materially from a comparable policy of the Acquiring ETF;

(ii)	the Acquiring ETF’s advisory contract is not materially different from the advisory contract of the Target Fund;

(iii)	the Independent Trustees of the Target Fund who were elected by its shareholders will comprise a majority of the Independent Trustees of the Board overseeing the Acquiring ETF; and

(iv)	after the Conversion, the Acquiring ETF will not be authorized to pay fees under a Rule 12b-1 plan that are greater than fees authorized to be paid by the Target Fund under such a plan.

Because the Conversion meets all of these conditions, a vote of shareholders of the Target Fund is not required under the 1940 Act. The Board of Trustees of the Trust is composed of six members, four of whom are Independent Trustees. Each of the four Independent Trustees have been elected by shareholders. The Independent Trustees are represented by independent legal counsel.

COMPARISON OF THE TARGET FUND AND SURVIVING ACQUIRING ETF

Comparison of Investment Objective, Principal Investment Strategies and Principal Risks

For each Fund, the investment objective, principal investment strategies and fundamental investment policies are the same. The tables below compare the investment objectives and principal investment strategies of the two Funds:

Investment Objective

Target Fund		Acquiring ETF
Cannabis Growth Fund	The Fund seeks to provide long-term capital appreciation.	Cannabis Growth ETF	Same.

Investment Strategies

Cannabis Growth Fund	Target Fund	Acquiring ETF

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in exchange-traded equity securities of companies around the globe engaged in legal cannabis-related businesses (“Cannabis Companies”). For purposes of this investment policy, the Fund may invest in shares of exchange-traded funds (ETFs) that have a policy to invest at least 80% of their assets in securities of Cannabis Companies and in derivatives that have economic characteristics similar to such securities. Cannabis Companies may participate in the following activities, so long as permitted by law:

•    Agriculture technology: Companies that support the innovation and development of equipment required to cultivate cannabis, such as automated fertilizer systems, greenhouse technologies and improved lighting systems.

•     Ancillary products and services: Companies that offer products that complement the cannabis industry as a whole, which can include products like a cannabis breathalyzer and laboratories that test cannabis products. This also includes companies that provide insurance to cultivators as well as those that create consumer packaging for products.

•     Biotechnology: Companies that focus on the pharmaceutical applications of cannabis by developing treatments to target illnesses and diseases.

•     Cannabis products and extracts: Companies that sell cannabidiol (better known as CBD) products, edibles, topicals, drinks and other products.

•    Consulting services: Companies that respond to the complexity of rules and regulations regarding cannabis in different jurisdictions. They may provide services to assist with licensing, zoning or advising on operational processes.

•     Consumption devices: Companies that create products that people use to consume cannabis.

•     Cultivation and retail: Companies that grow and sell cannabis, and are often the types of businesses that most people think of when discussing the cannabis industry.

•    Industrial hemp: Companies that provide products using industrial hemp, which is different than cannabis and may have numerous applications and uses, including creating consumer products like paper and clothing, as well as building materials, fuel and foods.

	✓	✓

Cannabis Growth Fund	Target Fund	Acquiring ETF

The Fund considers a company to be a Cannabis Company if the company derives at least 50% of its revenue from the legal cannabis industry. The Fund will only directly invest in Cannabis Companies that supply products and/or perform activities that are legal under applicable national and local laws, including U.S. federal and state laws, as described in more detail below.

	✓	✓

The Fund may invest a majority of its net assets in foreign securities (including emerging market securities) if the Fund’s advisor, Foothill Capital Management, LLC (the “Advisor”), believes that such securities have the potential to outperform U.S. securities. It is anticipated that a large number of holdings within the Fund’s portfolio will be securities of Canadian companies. While the Fund may invest in companies of any market capitalization, including mid-, small- and micro-capitalization, the Fund will invest in companies with market capitalizations of at least $100 million at the time of purchase. The Fund intends to concentrate its investments in the cannabis industry.

	✓	✓

The Fund may invest a significant portion of its assets in ETFs that invest substantially all of their assets in equity securities of Cannabis Companies and derivatives or other instruments that have economic characteristics similar to such securities. While the Fund does not intend to directly invest in swaps, certain ETFs in which the Fund invests may utilize total return swaps to obtain exposure to the price movements of securities of Cannabis Companies without owning or taking physical custody of such security. The Fund may also invest in equity interests in real estate investment trusts (“REITs”).

	✓	✓

The Fund may also purchase and write (i.e., sell) call and put options on individual securities, indexes and ETFs, to manage the position size of individual security holdings, and to seek to enhance the Fund’s return and reduce volatility. When evaluating options, the Advisor considers the amount of the premium received or invested (which is a function of the implied volatility of the underlying security, the strike price, and the time to expiration), the valuation of the underlying security at the exercise price, the weighting of the security in the portfolio if exercised, and the expiration date. The Fund may write (sell) covered call options on securities the Fund holds in its portfolio. In addition, the Fund may lead its portfolio securities to broker-dealers and other institutions as a means of earning additional income.

	✓	✓

The Fund’s direct equity investments will consist only of exchange traded equity securities of companies that are engaged exclusively in legal activities under applicable national and local laws, including U.S. federal and state laws. All such equity securities will be listed on exchanges that require the issuing company’s compliance with all laws, rules and regulations applicable to its business, including U.S. federal and state laws. The Fund will not directly or indirectly hold ownership in any companies that engage in cannabis-related business unless permitted by national and local laws of the relevant jurisdiction, including U.S. federal and state laws. Investors should be mindful of the “Cannabis-related risks” described below.

	✓	✓

The Advisor employs a strategy that first seeks to identify a universe of exchange-traded securities of companies engaged in the legal cannabis industry across the globe. Utilizing the Advisor’s proprietary screening process, the Advisor evaluates each Cannabis Company using certain criteria such as: (i) long-term growth potential, (ii) price momentum, (iii) financial viability, (iv) branding and market exposure and (v) management team experience. The Advisor also considers the liquidity of a security prior to the Fund buying a position in that security. The Advisor then selects the highest-quality Cannabis Companies that it believes have the strongest sustainable competitive advantage within the universe and offer the potential for strong earnings and growth. The Fund expects to frequently and actively trade its portfolio securities.

	✓	✓

Cannabis Growth Fund	Target Fund	Acquiring ETF

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

	✓	✓

The Advisor will sell all or a portion of a position of the Fund’s portfolio holdings, when in its opinion, one of more of the following occurs, among other reasons: (i) the company no longer meets the definition of Cannabis Companies as defined above; (ii) a particular security has achieved its investment expectations; (iii) the reason(s) for maintaining the position are no longer valid; (iv) the Advisor’s view of the business fundamentals or management of the underlying company changes; (v) a more attractive investment opportunity is found; (vi) general market conditions trigger a change in the Advisor’s assessment criteria; (vii) for other portfolio management reasons; or (viii) the Fund requires cash to meet redemption requests (in instances when the Fund does not meet redemption requests in-kind).

	✓	✓

Fundamental Investment Policies

The fundamental investment policies of the Target Fund and the Acquiring ETF are the same. A Fund’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities” means the lesser of: (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. The fundamental investment policies for the Target Fund and Acquiring ETF are listed in this Information Statement/Prospectus beginning on page 22.

Comparison of Principal Risks of Investing in the Funds

The following tables compare the principal risks of the investing in the Target Fund, as identified in the Target Fund’s summary prospectus, with the principal risks of the Acquiring ETF. The principal risks for the Target Fund and the Acquiring ETF, with respect to the Fund’s investment program, are substantially the same. There are also some risk factors for the Acquiring ETF relating to exchange traded funds that the Target Fund does not include, in particular, “Limited authorized participants, market makers and liquidity providers risk”, “Trading risk” and “Early closing/trading halt risk”. The material risks of the Acquiring ETF are not expected to change once the Conversion occurs.

Principal Risks	Target Fund	Acquiring ETF

Limited authorized participants, market makers and liquidity providers risk. Because the Fund is an exchange-traded fund (“ETF”), only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occurs, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

	No Comparable Risk	✓

Principal Risks	Target Fund	Acquiring ETF

Trading risk. Shares of the Fund may trade on NYSE Arca, Inc. (the “Exchange”) above or below their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

	No Comparable Risk	✓

Early close/trading halt risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

	No Comparable Risk	✓

Cannabis related risks.

Cannabis industry risk. The cannabis industry is a very young, quickly evolving industry subject to rapidly evolving laws, rules and regulations, and increasing competition. These changes may cause companies in the cannabis industry to shrink or suddenly close, while others may be forced to change their business model to survive.

Non-U.S. regulatory risks of the cannabis industry. The companies in which the Fund invests are subject to various laws, regulations and guidelines relating to the manufacture, management, transportation, storage and disposal of cannabis, as well as being subject to laws and regulations relating to health and safety, the conduct of operations and the protection of the environment. Even if a company’s operations are permitted under current law, they may not be permitted in the future, in which case such company may not be in a position to carry on its operations in its current locations. Additionally, controlled substance legislation differs between countries and legislation in certain countries may restrict or limit the ability of certain companies in which the Fund invests to sell their products.

Operational risks of the cannabis industry. Companies involved in the cannabis industry face intense competition, may have limited access to the services of banks, may have substantial burdens on company resources due to litigation, complaints or enforcement actions, and are heavily dependent on receiving necessary permits and authorizations to engage in medical cannabis research or to otherwise cultivate, possess or distribute cannabis. Since the use of cannabis is illegal under United States federal law, federally regulated banking institutions may be unwilling to make financial services available to growers and sellers of cannabis.

U.S. regulatory risks of the cannabis industry. The possession and use of cannabis, even for medical purposes, is illegal under federal and certain states’ laws, which may negatively impact the value of the Fund’s investments. Use of cannabis is regulated by both the federal government and state governments, and state and federal laws regarding cannabis often conflict. Even in those states in which the use of cannabis has been legalized, its possession and use remains a violation of federal law. Federal law criminalizing the use of cannabis may pre-empt state laws that legalizes its use for medicinal and recreational purposes. In addition, pharmaceutical activities and/or products derived from hemp are subject to separate legal and regulatory obligations. Any changes in the federal government’s enforcement of current federal laws or the implementation of stricter federal laws could adversely affect the ability of the companies in which the Fund invests to possess or cultivate cannabis, including in connection with pharmaceutical research, or it could shrink the customer pool for certain of the Fund’s portfolio companies. Any of these outcomes would negatively affect the profitability and value of the Fund’s investments.

On January 4, 2018, the U.S. Department of Justice issued a memorandum regarding federal marijuana enforcement. Since the passage of the Controlled Substances Act in 1970, Congress has generally prohibited the cultivation, distribution and possession of cannabis. In the memorandum, former Attorney General Jeff Sessions directed all U.S. Attorneys to enforce the laws enacted by Congress and to deploy Justice Department resources most effectively to reduce violent crime, address the growing drug crisis and dismantle criminal gangs. This memorandum makes clear that federal prosecutors will continue to aggressively enforce this statute which could adversely affect the value of the Fund’s investments.

The Fund’s direct equity investments will consist only of exchange traded equity securities of Cannabis Companies that are engaged exclusively in legal activities under applicable national and local laws, including U.S. federal and state laws. The Fund will not directly or indirectly hold ownership in any companies that engage in cannabis-related business unless permitted by national and local laws of the relevant jurisdiction, including U.S. federal and state laws.

	✓	✓

Principal Risks	Target Fund	Acquiring ETF

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

	✓	✓

Recent market events. An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) has resulted in a global pandemic and has caused major disruptions to economies and markets around the world, including the United States. Financial markets experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for extended periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 outbreak may cause similar disruptions and effects.

	✓	✓

Principal Risks	Target Fund	Acquiring ETF

Industry Concentration Risk. The Fund’s investments will be concentrated in the legal cannabis industry. The focus of the Fund’s portfolio on this specific industry may present more risks than if the portfolio were broadly diversified over numerous groups of industries.

	✓	✓

Pharmaceutical company risk. Companies in the pharmaceutical industry, especially in the hemp pharmaceutical industry, can be significantly affected by, among other things, government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition.

	✓	✓

Equity risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

	✓	✓

Management and strategy risk. The value of your investment depends on the judgment of the Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

	✓	✓

Foreign investment risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

	✓	✓

Real estate investment trust (REIT) risk. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

	✓	✓

Derivatives risk. The Fund may invest in options and ETFs that may invest in derivatives. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Using derivatives exposes the Fund or ETF to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund or ETF volatility, and changes in the value of a derivative held by the Fund or ETF may not correlate with the value of the underlying instrument or the Fund’s or ETF’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks, such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s or ETF’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

	✓	✓

Principal Risks	Target Fund	Acquiring ETF
Options risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.	✓	✓

Investment in ETF risk. Investing in an ETF will provide the Fund with exposure to the securities held by the ETF and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. To the extent the Fund invests in an ETF that seeks to track a benchmark index, the ETF may not replicate exactly the performance of the benchmark index for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

	✓	✓

Swaps risk. The Fund may invest in ETFs that utilize swaps as part of their investment strategies. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, are subject to the risk that the counterparty may default on the obligation, and may be difficult to value.

	✓	✓

Risks related to investing in Canada. Because the investments of the Fund are geographically concentrated in Canadian companies or companies that have a significant presence in Canada, investment results could be dependent on the condition of the Canadian economy. The Canadian economy is reliant on the sale of natural resources and commodities, which can pose risks such as the fluctuation of prices and the variability of demand for exportation of such products. Changes in spending on Canadian products by other countries or changes in the other countries’ economies may cause a significant impact on the Canadian economy. In particular, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China.

	✓	✓

Principal Risks	Target Fund	Acquiring ETF

Lending Portfolio Securities Risk. The Fund may lend its portfolio securities to broker-dealers and banks, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets. The collateral, including the investment of any cash collateral, is subject to market depreciation. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in both liquidating the loan collateral and recovering the loaned securities and losses. The collateral (including any investment of cash collateral) is not subject to the percentage limitations on the Fund’s investments described elsewhere in this prospectus. In addition, the Fund may lead its portfolio securities to broker-dealers and other institutions as a means of earning additional income.

	✓	✓

Currency risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

	✓	✓

Emerging market risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed markets. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

	✓	✓

Liquidity risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.

	✓	✓

Non-diversification risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

	✓	✓

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s/authorized participant’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

	✓	✓

Principal Risks	Target Fund	Acquiring ETF

Portfolio turnover risk. Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

	✓	✓

Capitalization risk. The securities of small-capitalization, mid-capitalization and micro-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions. Larger, more established companies, however, may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

	✓	✓
Limited operating history. The Fund is recently organized and has a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions.	✓	✓

Performance History

The following performance information provides some indication of the risks of investing in the Target Fund by showing the changes in the Target Fund’s performance from year to year and by showing how the Target Fund’s average annual returns for certain time periods compare with the average annual total returns of the S&P 500 Index and the Cannabis World Index. The Target Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available online at www.cannabisgrowthfunds.com or by calling toll-free 1-888-885-0588. Performance results shown in the bar chart reflect the performance of the Target Fund’s Class I shares.

As of the date of this Information Statement, the Acquiring ETF has not commenced operations and therefore, has no calendar year performance information. Following the Conversion, the Acquiring ETF will be the surviving legal entity, and the Acquiring ETF will adopt the accounting history of the Target Fund. As a result, the Acquiring ETF will assume the performance history of the Target Fund when the Conversion closes.

Calendar-Year Total Return

The year-to-date return for the for the Target Fund’s Class I shares as of March 31, 2021 was 48.96%.

Best and Worst Quarter Returns of the Target Fund Class I Shares (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	57.34%	4th Quarter/2020
Lowest Return	-32.11%	1st Quarter/2020

Average Annual Total Returns for the Periods Ended December 31, 2020*

Target Fund - Cannabis Growth Fund Class I Shares	1 Year	Since Inception (2/22/19)
Return Before Taxes	18.97%	-24.45%
Return After Taxes on Distributions	18.21%	-24.96%
Return After Taxes on Distributions and Sale of Fund Shares	11.25%	-18.27%
S&P 500 Index†	18.40%	19.58%
Cannabis World Index†	-22.64%	-44.55%

*	The table shows returns for the Target Fund’s Class I shares. Effective May 14, 2021, the Target Fund converted its existing Investor Class shares to Class I shares and the Investor Class was then terminated. The inception date of the Investor Class shares was February 22, 2019 and the inception date of the Class I shares was May 24, 2019. The performance figures for the Class I shares include the performance for the Investor Class shares for the periods prior to May 24, 2019. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares of the Fund at the end of the measurement period.

†	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. The Cannabis World Index measures the performance of exchange traded equity securities of companies that are engaged exclusively in legal cannabis activities under applicable national and local laws, including U.S. federal and state laws.

The Investment Adviser

FCM, a Delaware limited liability company, serves as investment adviser to the Target Fund and the Acquiring ETF. FCM been an investment adviser to the Target Fund since inception. FCM maintains its principal offices at 740 River Road, Suite 208, Fair Haven, New Jersey 07704.

Under the terms of its investment advisory agreement, FCM is responsible for formulating the Funds’ investment program and for making day-to-day investment decisions and engaging in portfolio transactions. FCM also furnishes officers, provides office space, services and equipment and supervises all matters relating to the Funds’ operations. The Acquiring ETF has adopted the same investment advisory agreement as the Target Fund.

Pursuant to the investment advisory agreement, each Fund pays FCM a management fee at an annualized rate (expressed as a percentage of daily net assets) as follows:

Fund	Management Fee
Cannabis Growth Fund – Target Fund	0.85%
Cannabis Growth ETF – Acquiring ETF	0.65%

For the Target Fund, FCM has contractually agreed to waive its fees and/or pay for operating expenses of the Target Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.10% of the average daily net assets of the Target Fund. This agreement is in effect until May 31, 2031, and it may be terminated before that date only by the Trust’s Board of Trustees. The Target Fund’s adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Target Fund for a period ending three full years after the date of the waiver or payment. This reimbursement may be requested from the Target Fund if the reimbursement will not cause the Target Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

For the Acquiring ETF, FCM has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.65% of the average daily net assets of the Acquiring ETF. This agreement is in effect until May 31, 2031, and it may be terminated before that date only by the Trust’s Board of Trustees. The agreement does not permit any recoupment of fees waived or expenses reimbursed by the Acquiring ETF’s adviser.

For the fiscal year ended January 31, 2021, FCM waived fees and reimbursed expenses in an amount that exceeded its entire advisory fee with respect to the Target Fund.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between the Trust, with respect to the Target Fund, and FCM is available in the Semi-Annual Report to shareholders for the period ending July 31, 2020, which is on file with the SEC on the Edgar system (ICA File No. 811-22894, Accession No. 0001398344-20-019911). A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between the Trust, with respect to the Acquiring ETF, and FCM will be available in the first report to shareholders following the Conversion.

Portfolio Manager

Korey Bauer is the portfolio manager for the Target Fund and will serve as the portfolio manager for the Acquiring ETF.

The Target Fund’s Statement of Additional Information dated June 1, 2020, as amended, which is incorporated herein by reference, provides additional information about the portfolio manager’s compensation structure, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares in the Target Fund.

Other Service Providers

The service arrangements for co-administration, distribution and auditing for the Target Fund and Acquiring ETF are the same. The service arrangements for fund accounting, transfer agency and custody services for the Target Fund and Acquiring ETF are not identical. The service arrangements for the Target Fund and Acquiring ETF are provided by the following:

Role	Target Fund	Acquiring ETF
Co-Administrators	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Fund Accounting Agent	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212	Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110.
Distributor	IMST Distributors, LLC* Three Canal Plaza, Suite 100 Portland, Maine 04101	IMST Distributors, LLC* Three Canal Plaza, Suite 100 Portland, Maine 04101
Transfer Agent	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212	Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110.
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102	Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, Pennsylvania 19102
Custodian	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106	Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110.

*	IMST Distributors, LLC is a wholly owned subsidiary of Foreside Fund Services, LLC.

The Acquiring ETF will also use an additional transfer agent to provide recordkeeping and shareholder services for former direct shareholders of the Target Fund, pending shareholder instructions. This additional transfer agent is [American Stock Transfer, with offices located at 6201 15th Avenue, Brooklyn, New York 11219]. This additional transfer agent will hold shares associated with former direct shareholders of the Target Fund who did not provide brokerage account information prior to the Conversion. For those former direct shareholders of the Target Fund who did not provide brokerage account information prior to the Conversion, their shares of the Acquiring ETF will be held by this stock transfer agent pending shareholder instructions. These Acquiring ETF shares are held by this additional stock transfer agent subject to all applicable state and federal laws concerning unclaimed property. The Adviser will continue to communicate directly with these former direct shareholders of the Target Fund to assist them in transferring their Acquiring ETF shares into a brokerage account.

Information about each Fund’s service providers can be found in the Target Fund’s Statement of Additional Information dated June 1, 2020 and in the Statement of Additional Information related to this Information Statement/Prospectus, respectively, which are incorporated by reference.

Purchase, Redemption and Pricing of Fund Shares

The procedures for purchase and redemption of shares of the Target Fund and the Acquiring ETF are not identical. Additional information about the purchase, redemption and pricing can be found in the prospectuses for the Target Fund and the Acquiring ETF.

Purchases and Redemptions/Sales of Fund Shares

Target Fund

The Target Fund is a mutual fund, and investors can purchase and redeem shares directly from the Fund or indirectly through intermediaries. Investors may purchase, exchange or redeem the Target Fund’s shares at the Target Fund’s NAV next computed after receipt of the order. Transactions will only occur on days the NYSE is open. On holidays and other days when the NYSE is closed, the Target Fund’s NAV is not calculated and the Target Fund does not accept buy or sell orders. However, the value of the Target Fund’s assets may still be affected on those days, because the Target Fund holds foreign securities that trade on days that foreign securities markets are open.

To purchase, exchange or redeem shares of the Target Fund, investors must submit orders to the Target Fund by the applicable cut-off time to receive the NAV calculated on that day. If an order is received after the applicable cut-off time, it will be processed the next business day.

Investors who wish to purchase, exchange or redeem Target Fund shares through a broker-dealer should contact the broker-dealer regarding the hours during which orders to purchase, exchange or redeem shares of the Target Fund may be placed.

The Target Fund imposes a 1% redemption fee on redemptions of shares held less than 60 days. The Target Fund also imposes a wire fee for transactions by wire. When shares are redeemed from the Target Fund, the redemption proceeds are delivered to the shareholder within seven days.

Acquiring ETF

The Acquiring Fund is an ETF. ETF shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment for purchases made on the listing exchange. When buying or selling ETF shares through a broker, you may incur customary brokerage commissions and charges. When charged, the commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares.

Individual shareholders do not pay a redemption fee to the Trust when selling shares on the exchange. When a shareholder purchases or sells shares on the exchange, the purchase and sale are handled through the shareholder’s brokerage account. In addition to any brokerage commission, you will incur the cost of the “spread,” which is the difference between what investors are willing to pay for shares (the “Bid” price) and the price at which they are willing to sell the shares (the “Ask” price). The spread with respect to the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity, and is generally lower (or narrow) if the Fund has a lot of trading volume and market liquidity and higher (or wider) if the Fund has little trading volume and market liquidity. When the spread widens, particularly in times of market stress, you may pay significantly more or receive significantly less than the underlying value of the Fund shares. Because of the costs of buying and selling ETF shares, frequent trading may reduce investment returns.

ETF shares are bought and sold at market prices, rather than the net asset value, and shares may trade at a price greater or less than the net asset value. Generally, the Acquiring ETF will only issue or redeem ETF shares that have been aggregated into blocks of [10,000] shares or multiples thereof (“Creation Units”) to authorized participants who have entered into agreements with the Fund’s distributor, as discussed in the Purchase and Redemption of Shares in Creation Units section of the Statement of Additional Information. The Acquiring ETF will issue or redeem Creation Units in return for a basket of assets that the ETF specifies each day. In limited circumstances, ETF shares may be individually issued outside of Creation Units to participants in a dividend reinvestment program offered by a broker.

Pricing

The procedures for calculating the net asset value of shares are the same for both the Target Fund and the Acquiring ETF.

Net Asset Value. For both the Target Fund and the Acquiring ETF, the NAV of the Fund is calculated as of 4:00 p.m. Eastern time, the normal close of regular trading on the NYSE , on each day the NYSE is open for trading.

For both the Target Fund and the Acquiring ETF, the NAV is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of outstanding shares. The Fund’s NAV may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund’s NAV on those days.

Fair Value Pricing. The Target Fund’s and the Acquiring ETF’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. For both the Target Fund and the Acquiring ETF, the Board has adopted procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Adviser and the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund’s NAV from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAV and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV.

Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Adviser, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

Frequent Trading/Market Timing

The Target Fund and the Acquiring ETF have different approaches to frequent trading or market timing.

Target Fund

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Target Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities on the Target Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, the Trust may take action, which may include using its best efforts to restrict a shareholder from making additional purchases in the Target Fund, if that shareholder has engaged in four or more “round trips” in the Target Fund during a 12-month period. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interests of the Target Fund shareholders.

The Target Fund imposed a redemption fee of 1.00% of the value of the Target Fund shares being redeemed if a shareholder redeems shares of the Target Fund within 60 days of purchase. The first-in, first-out (“FIFO”) method is used to determine the holding period; this means that if a shareholder bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from the sale proceeds and is retained by the Target Fund for the benefit of its remaining shareholders. The fee will not apply to redemptions (i) due to a shareholder’s death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestments of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any such plan, to comply with minimum distribution requirements, (v) effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals, (vi) effected pursuant to an automatic non-discretionary rebalancing program, (vii) effected pursuant to the systematic withdrawal program, or (viii) by the Target Fund with respect to accounts falling below the minimum initial investment amount. The Trust reserves the right to waive this fee in other circumstances if the Adviser determines that doing so is in the best interests of the Target Fund.

The Trust may monitor trades in Target Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, the Trust believes that a shareholder of the Target Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of Target Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

Acquiring ETF

The Acquiring Fund does not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Acquiring Fund reserves the right to reject or limit purchases at any time. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Acquiring Fund’s investment strategy, or whether they would cause the Acquiring Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, shares of the Acquiring Fund are issued and redeemed only in large quantities of shares known as Creation Units available only from the Acquiring Fund directly to Authorized Participants, and that most trading in the Acquiring Fund occurs on the Exchange at prevailing market prices and does not involve the Acquiring Fund directly. Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Acquiring Fund or its shareholders. In addition, frequent trading of shares of the Acquiring Fund done by Authorized Participants and arbitrageurs is critical to ensuring that the market price remains at or close to NAV. For these reasons, the Board has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in ETF shares for the Acquiring ETF.

Dividends, Distributions and Taxes

The Target Fund pays investment income dividends and distributes net realized capital gains, if any, annually. Target Fund shareholders may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Target Fund or receive these distributions in cash. Dividends and distributions from the Target Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

The Acquiring ETF expects to pay investment income dividends and distribute net realized capital gains, if any, annually. Dividends and distributions will be paid in cash.

Sales Loads

Neither the Target Fund nor the Acquiring ETF charge sales loads or deferred sales loads.

Rule 12b-1 Distribution Plan

Neither the Target Fund nor the Acquiring ETF charges a fee pursuant to a Rule 12b-1 plan. Previously, the Target Fund made payments under a Rule 12b-1 Distribution Plan on behalf of its Investor Class shares, which converted to Class I shares on May 15, 2021.

Federal Income Consequences

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The Statement of Information contains further information about taxes. Because each Shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. Distributions of net investment income, other than “qualified dividend income,” and distributions of net short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates. Distributions from the Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by the Fund (but none of the Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income or for the dividends-received deduction. Distributions of investment income that the Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

You may want to avoid buying shares of the Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from the Fund and net gain from sales of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by the Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, the Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of any cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the shares of the Fund comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares of the Fund comprising the Creation Units have been held for more than one year, and otherwise, will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for 6 months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares of the Fund so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in any securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares of the Fund so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

FINANCIAL HIGHLIGHTS

The fiscal year end of the Target Fund and the Acquiring ETF is January 31. The financial highlights for the Target Fund are included in Exhibit C and have been derived from financial statements audited by Tait, Weller & Baker LLP.

The financial highlights of the Target Fund are also contained in the Annual Report to shareholders of the Target Fund for the fiscal year ended January 31, 2021, which have been audited by Tait, Weller & Baker LLP, the registered independent public accounting firm for the Target Fund and the Acquiring ETF. The Annual Report which has previously been sent to shareholders, is available on request and without charge by writing to the Target Fund c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212 or by calling toll-free at 1-888-885-0588, and are incorporated by reference into this Information Statement/Prospectus.

As of the date of this Information Statement/Prospectus, the Acquiring ETF has not commenced operations and has no financial highlights. The Acquiring ETF will assume the accounting history of the Target Fund at the closing of the Conversion.

ADDITIONAL INFORMATION RELATING TO THE CONVERSION

Description of the Conversion

This section describes the details of the Conversion. This is a summary of the material terms of the Conversion transaction, as set forth in the Plan of Reorganization found in Exhibit B.

The Conversion is effectuated by converting the Target Fund into the Acquiring ETF, which we expect to take place as follows:

•	The Closing Date for the Conversion will be a fixed date, currently estimated to be [ ], 2021.

o	This is the last day that the Target Fund will be a mutual fund.

•	The Target Fund’s NAV will be calculated on that date in accordance with its prospectus and SAI.

•	After this, substantially all of the assets and liabilities of the Target Fund will be transferred to its corresponding Acquiring ETF. In return, the corresponding Acquiring ETF will deliver to the Target Fund shares of the Acquiring ETF.

o	The shares of the Acquiring ETF issued to the Target Fund will have an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s shares outstanding as of the close of trading on the NYSE on the Closing Date, which is expected to be [ ], 2021.

o	Some shareholders will receive cash compensation for any fractional shares of the Target Fund that they hold; such shareholders will generally be required to recognize gain or loss upon the receipt of cash for their fractional shares.

•	After the Target Fund receives the shares of the Acquiring ETF, the Target Fund will distribute those Acquiring ETF shares back to its shareholders.

o	The Acquiring ETF shares are distributed to former Target Fund shareholders as follows: the Acquiring ETF will open new accounts on its books in in book entry form registered in a “street name” brokerage account held for the benefit of such former Target Fund shareholders, and transfer to those accounts the shares of the Acquiring ETF that corresponds to each shareholder’s interest. The Acquiring ETF does not issue certificates in connection with Conversion except as required by a securities depository in connection with the establishment of book-entry ownership of Acquiring ETF shares.

o	These newly-opened accounts on the books of the Acquiring ETF will represent the respective pro rata number of shares of the Acquiring ETF that the corresponding Target Fund is to receive under the terms of the Plan of Reorganization. See “Terms of the Conversion” below.

•	The Target Fund will be liquidated, which means it will be terminated as a series of the Trust.

•	The Acquiring ETF will open for trading on the exchange on [ ], 2021.

Accordingly, as a result of the Conversion, the Target Fund shareholder will own shares of the Acquiring ETF with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that the shareholders owned immediately prior to the Conversion. Some shareholders may not be able to receive fractional shares of the Target Fund; if this is the case, shareholders will receive cash compensation for any fractional shares of the Target Fund that they hold. Such shareholders will generally be required to recognize gain or loss upon the receipt of cash for their fractional shares.

No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of shares of the Acquiring ETF in the Conversion.

Terms of the Conversion

Pursuant to the Plan of Reorganization, on the Closing Date (currently expected to be [ ], 2021), the Target Fund will transfer to the Acquiring ETF all of its assets in exchange solely for shares of the Acquiring ETF. The aggregate net asset value of the shares issued by the Acquiring ETF will be equal to the value of the assets of the Target Fund transferred to the Acquiring ETF as of the Closing Date, as determined in accordance with the Acquiring ETF’s valuation procedures, net of the liabilities of the Target Fund assumed by the Acquiring ETF. The Target Fund expects to distribute the shares of the Acquiring ETF to its shareholders promptly after the Closing Date. Thereafter, the Target Fund will be terminated as a series of the Trust.

The Plan of Reorganization contains customary representations, warranties, and conditions. The Plan of Reorganization may be terminated with respect to the Conversion if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true. The Plan of Reorganization may also be terminated or amended by the mutual consent of the parties.

Capitalization

The following tables set forth, as of May 25, 2021, (a) the unaudited capitalization of the Target Fund and (b) the unaudited pro forma combined capitalization of the Acquiring ETF assuming the proposed Conversion has taken place. The capitalization is likely to be different on the Closing Date as a result of daily Target Fund share purchase, redemption and market activity.

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Cannabis Growth Fund (Target Fund)	$4,989,008	674,147	$7.40
Cannabis Growth ETF (Acquiring ETF) (Pro forma)*	$4,989,008	674,147	$7.40

*	Reflects the estimated pro forma capitalization of the Acquiring Fund at May 25, 2021 as though the Conversion had occurred on May 25, 2021 and is for informational purposes only. No assurance can be given as to how many shares of the Acquiring ETF will be received by the shareholders of the Target Fund on the date the Conversion takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring ETF that actually will be received on or after such date.

Portfolio Turnover

The Target Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a fund’s performance. The following table shows the Target Fund’s portfolio turnover rate; no portfolio turnover rate is shown for the Acquiring ETF because it is not yet operational. The Adviser expects the portfolio turnover rate for the Acquiring ETF to be comparable to the rates for the Target Fund. The portfolio turnover rate for the Target Fund for the fiscal year ended January 31, 2021 was 177%.

Federal Income Taxes

The Conversion is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Code and generally is not expected to result in the recognition of gain for the Target Fund or its shareholders (except that shareholders may recognize gain or loss in connection with the redemption of fractional shares immediately prior to the Conversion). As a condition of the closing of the Conversion, the Trust will receive an opinion from Morgan, Lewis & Bockius LLP regarding the tax consequences of the Conversion as described in more detail above. See “Summary – Federal Income Tax Consequences.” No tax ruling from the Internal Revenue Service regarding the Conversion has been requested.

Portfolio Repositioning

The Target Fund and the Acquiring ETF use the same investment strategies. No changes in the Target Fund’s portfolio is required to “align” the portfolio with the Acquiring ETF, because the Acquiring ETF uses the same investment program as the Target Fund.

Expenses of the Conversion

The cost of the Conversion will be borne by the Adviser. The cost associated with the Conversion are expected to be approximately $[ ], not including the brokerage costs, if any, associated with the sale of a security position held by the Target Fund before the closing date of the Conversion.

Share Certificates

No certificates for shares of the Acquiring ETF will be issued in connection with the Conversion.

OTHER INFORMATION

Shareholder Information

As of May 25, 2021, there were 674,147 shares outstanding of the Target Fund. As of May 25, 2021, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund except as follows:

Shareholder Name/Address	Percentage of Total Outstanding of Class I Shares of the Target Fund
TD Ameritrade Inc. FBO Omaha, NE 68103-2226 Jurisdiction: Nebraska	56.50%
Mutual Fund Administration, LLC Glendora, California 91740	15.31%
Vanguard Brokerage Services Valley Forge, PA 19482-1170	8.07%
Eric Banhazl Glendora, California 91741	6.22%

A shareholder who owns of record or beneficially more than 25% of the outstanding shares of the Target Fund or who is otherwise deemed to “control” the Target Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Target Fund’s shareholders.

As of May 25, 2021, the following persons held of record or beneficially 25% or more of the outstanding shares of the Target Fund:

Shareholder Name/Address	Percentage of Total Outstanding of Class I Shares of the Target Fund
TD Ameritrade Inc. FBO Omaha, NE 68103-2226 Jurisdiction: Nebraska	56.50%

Shareholder Rights and Obligations

The Target Fund and the Acquiring ETF are series of the Trust, a statutory trust organized under the laws of the state of Delaware. The Trust is governed by its Agreement and Declaration of Trust, By-Laws and Board of Trustees. The operations of the Trust are also governed by applicable state and federal law. The Trust is authorized to issue an unlimited number of shares of beneficial interest and shareholders have no preemptive rights. On each matter submitted to a vote of shareholders of a series of the Trust, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a fractional vote.

The Trust’s governing instruments disclaim shareholder liability for the debts, liabilities, obligations and expenses of the Trust or any of its respective series and provide indemnification for all losses and expenses of any shareholder held liable for the obligations of a series. Shareholders of the Trust have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.

Description of the Acquiring ETF’s Shares

The Acquiring ETF’s shares issued to the shareholders of the Target Fund pursuant to the Conversion will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights.

Shareholder Proposals

The Target Fund does not hold annual meetings of shareholders. As a general matter, the Acquiring ETF does not intend to hold future annual or special meetings of their shareholders unless required by the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders of the Target Fund should send such proposal to the Target Fund c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Target Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

EXHIBIT A

MORE ABOUT THE ACQUIRING ETF’S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Exhibit A contains information about the Acquiring ETF. The term “Fund” as used in this Exhibit A refers to the Acquiring ETF.

Investment Objective

The Fund’s investment objective is to seek to provide long-term capital appreciation. There is no assurance that the Fund will achieve its investment objective.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in exchange-traded equity securities of companies around the globe engaged in legal cannabis-related businesses (“Cannabis Companies”). For purposes of this investment policy, the Fund may invest in shares of ETFs that have a policy to invest at least 80% of their assets in securities of Cannabis Companies and in derivatives that have economic characteristics similar to such securities. Cannabis Companies may participate in the following activities, so long as permitted by law:

• Agriculture technology: Companies that support the innovation and development of equipment required to cultivate cannabis, such as automated fertilizer systems, greenhouse technologies and improved lighting systems.

• Ancillary products and services: Companies that offer products that complement the cannabis industry as a whole, which can include products like a cannabis breathalyzer and laboratories that test cannabis products. This also includes companies that provide insurance to cultivators as well as those that create consumer packaging for products.

• Biotechnology: Companies that focus on the pharmaceutical applications of cannabis by developing treatments to target illnesses and diseases.

• Cannabis products and extracts: Companies that sell cannabidiol (better known as CBD) products, edibles, topicals, drinks and other products.

• Consulting services: Companies that respond to the complexity of rules and regulations regarding cannabis in different jurisdictions. They may provide services to assist with licensing, zoning or advising on operational processes.

• Consumption devices: Companies that create products that people use to consume cannabis.

• Cultivation and retail: Companies that grow and sell cannabis, and are often the types of businesses that most people think of when discussing the cannabis industry.

• Industrial hemp: Companies that provide products using industrial hemp, which is different than cannabis and may have numerous applications and uses, including creating consumer products like paper and clothing, as well as building materials, fuel and foods.

The Fund considers a company to be a Cannabis Company if the company derives at least 50% of its revenue from the legal cannabis industry. The Fund will only directly invest in Cannabis Companies that supply products and/or perform activities that are legal under applicable national and local laws, including U.S. federal and state laws, as described in more detail below.

The Fund may invest a majority of its net assets in foreign securities (including emerging market securities) if the Advisor believes that such securities have the potential to outperform U.S. securities. It is anticipated that a large number of holdings within the Fund’s portfolio will be securities of Canadian companies. While the Fund may invest in companies of any market capitalization, including mid-, small- and micro-capitalization, the Fund will invest in companies with market capitalizations of at least $100 million at the time of purchase. The Fund intends to concentrate its investments in the cannabis industry.

The Fund may invest a significant portion of its assets in ETFs that invest substantially all of their assets in equity securities of Cannabis Companies and derivatives or other instruments that have economic characteristics similar to such securities. While the Fund does not intend to directly invest in swaps, certain ETFs in which the Fund invests may utilize total return swaps to obtain exposure to the price movements of securities of Cannabis Companies without owning or taking physical custody of such security. The Fund may also invest in equity interests in real estate investment trusts (“REITs”).

The Fund may also purchase and write (i.e., sell) call and put options on individual securities, indexes and ETFs, to manage the position size of individual security holdings, and to seek to enhance the Fund’s return and reduce volatility. When evaluating options, the Advisor considers the amount of the premium received or invested (which is a function of the implied volatility of the underlying security, the strike price, and the time to expiration), the valuation of the underlying security at the exercise price, the weighting of the security in the portfolio if exercised, and the expiration date. The Fund may write (sell) covered call options on securities the Fund holds in its portfolio. In addition, the Fund may lead its portfolio securities to broker-dealers and other institutions as a means of earning additional income.

The Fund’s direct equity investments will consist only of exchange traded equity securities of companies that are engaged exclusively in legal activities under applicable national and local laws, including U.S. federal and state laws. All such equity securities will be listed on exchanges that require the issuing company’s compliance with all laws, rules and regulations applicable to its business, including U.S. federal and state laws. The Fund will not directly or indirectly hold ownership in any companies that engage in cannabis-related business unless permitted by national and local laws of the relevant jurisdiction, including U.S. federal and state laws. Investors should be mindful of the “Cannabis-related risks” described below.

The Adviser employs a strategy that first seeks to identify a universe of exchange-traded securities of companies engaged in the legal cannabis industry across the globe. Utilizing the Adviser’s proprietary screening process, the Adviser evaluates each Cannabis Company using certain criteria such as: (i) long-term growth potential, (ii) price momentum, (iii) financial viability, (iv) branding and market exposure and (v) management team experience. The Adviser also considers the liquidity of a security prior to the Fund buying a position in that security. The Adviser then selects the highest-quality Cannabis Companies that it believes have the strongest sustainable competitive advantage within the universe and offer the potential for strong earnings and growth. The Fund expects to frequently and actively trade its portfolio securities.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

The Adviser will sell all or a portion of a position of the Fund’s portfolio holdings, when in its opinion, one of more of the following occurs, among other reasons: (i) the company no longer meets the definition of Cannabis Companies as defined above; (ii) a particular security has achieved its investment expectations; (iii) the reason(s) for maintaining the position are no longer valid; (iv) the Adviser’s view of the business fundamentals or management of the underlying company changes; (v) a more attractive investment opportunity is found; (vi) general market conditions trigger a change in the Adviser’s assessment criteria; (vii) for other portfolio management reasons; or (viii) the Fund requires cash to meet redemption requests (in instances when the Fund does not meet redemption requests in-kind).

Principal Risks of Investing

The Fund’s principal risks are set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

•	Cannabis related risk.

• Cannabis industry risk. The cannabis industry is a very young, quickly evolving industry subject to rapidly evolving laws, rules and regulations, and increasing competition. These changes may cause companies in the cannabis industry to shrink or suddenly close, while others may be forced to change their business model to survive.

• Non-U.S. regulatory risks of the cannabis industry. The companies in which the Fund invests are subject to various laws, regulations and guidelines relating to the manufacture, management, transportation, storage and disposal ofcannabis, as well as being subject to laws and regulations relating to health and safety, the conduct of operations and the protection of the environment. Even if a company’s operations are permitted under current law, they may not be permitted in the future, in which case such company may not be in a position to carry on its operations in its current locations. Additionally, controlled substance legislation differs between countries and legislation in certain countries may restrict or limit the ability of certain companies in which the Fund invests to sell their products.

• Operational risks of the cannabis industry. Companies involved in the cannabis industry face intense competition, may have limited access to the services of banks, may have substantial burdens on company resources due to litigation, complaints or enforcement actions, and are heavily dependent on receiving necessary permits and authorizations to engage in medical cannabis research or to otherwise cultivate, possess or distribute cannabis. Since the use of cannabis is illegal under United States federal law, federally regulated banking institutions may be unwilling to make financial services available to growers and sellers of cannabis.

• U.S. regulatory risks of the cannabis industry. The possession and use of cannabis, even for medical purposes, is illegal under federal and certain states’ laws, which may negatively impact the value of the Fund’s investments. Use of cannabis is regulated by both the federal government and state governments, and state and federal laws regarding cannabis often conflict. Even in those states in which the use of cannabis has been legalized, its possession and use remains a violation of federal law. Federal law criminalizing the use of cannabis may pre-empt state laws that legalizes its use for medicinal and recreational purposes. In addition, pharmaceutical activities and/or products derived from hemp are subject to separate legal and regulatory obligations. Any changes in the federal government’s enforcement of current federal laws or the implementation of stricter federal laws could adversely affect the ability of the companies in which the Fund invests to possess or cultivate cannabis, including in connection with pharmaceutical research, or it could shrink the customer pool for certain of the Fund’s portfolio companies. Any of these outcomes would negatively affect the profitability and value of the Fund’s investments.

Cannabis is a Schedule I controlled substance under the Controlled Substances Act (“CSA”) (21 U.S.C. §811), meaning that it has a high potential for abuse, has no currently “accepted medical use” in the United States, lacks accepted safety for use under medical supervision, and may not be prescribed, marketed or sold in the United States. Few drug products containing natural cannabis or naturally-derived cannabis extracts have been approved by the Food and Drug Administration (“FDA”) for use in the United States or obtained registrations from the United States Drug Enforcement Administration (“DEA”) for commercial production. Although the cultivation of industrial hemp is legal in the United States, the FDA issued a statement saying that despite the status of hemp, CBD is still considered an illicit drug ingredient and remains illegal to add to food or health products without the agency’s approval.

Cannabis-related companies in the United States that engage in medical or pharmaceutical research or the production and distribution of controlled substances such as cannabis must be registered with the DEA to perform such activities and have the security, control, recordkeeping, reporting and inventory mechanisms required by the DEA to prevent drug loss and diversion. Failure to obtain the necessary registrations or comply with necessary regulatory requirements may significantly impair the ability of certain companies in which the Fund invests to pursue medical cannabis research or to otherwise cultivate, possess or distribute cannabis.

On January 4, 2018, the U.S. Department of Justice issued a memorandum regarding federal marijuana enforcement. Since the passage of the Controlled Substances Act in 1970, Congress has generally prohibited the cultivation, distribution and possession of cannabis. In the memorandum, former Attorney General Jeff Sessions directed all U.S. Attorneys to enforce the laws enacted by Congress and to deploy Justice Department resources most effectively to reduce violent crime, address the growing drug crisis and dismantle criminal gangs. This memorandum makes clear that federal prosecutors will continue to aggressively enforce this statute which could adversely affect the value of the Fund’s investments.

The Fund’s direct equity investments will consist only of exchange traded equity securities of Cannabis Companies that are engaged exclusively in legal activities under applicable national and local laws, including U.S. federal and state laws. The Fund will not directly or indirectly hold ownership in any companies that engage in cannabis-related business unless permitted by national and local laws of the relevant jurisdiction, including U.S. federal and state laws.

•	Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. For example, the financial crisis that began in 2007 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. More recently, the COVID-19 pandemic has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Such environments could make identifying investment risks and opportunities especially difficult for the Adviser. In response to the crises, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to a crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

•	Industry concentration risk. The Fund’s investments will be concentrated in the legal cannabis industry. The focus of the Fund’s portfolio on this specific industry may present more risks than if the portfolio were broadly diversified over numerous groups of industries.

•	Pharmaceutical company risk. Companies in the pharmaceutical industry, especially in the hemp pharmaceutical industry, can be significantly affected by, among other things, government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition.

•	Equity risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The price of common stock of an issuer in the Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

•	Management and strategy risk. The value of your investment depends on the judgment of the Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

•	Foreign investment risk. Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. Changes in exchange rates and interest rates, and the imposition of foreign taxes, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the value of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund’s investments in depository receipts (including ADRs) are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depository receipts. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depository receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

•	REIT risk. The Fund’s investments in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Investment in REITs is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for the favorable tax treatment generally available to REITs under the Internal Revenue Code of 1986, as amended. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

•	Derivatives risk. The Fund may invest in options and ETFs that may invest in derivatives. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Depending on how the Fund or an ETF uses derivatives and the relationship between the market value of the derivative and the underlying instrument, the use of derivatives could increase or decrease the Fund’s or an ETF’s exposure to the risks of the underlying instrument. Using derivatives exposes the Fund or an ETF to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risks, counterparty risk, and credit risk. A small investment in derivatives could have a potentially large impact on the Fund’s or an ETF’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase fund volatility and changes in the value of a derivative held by the Fund or an ETF may not correlate with the value of the underlying instrument or the Fund’s or ETF’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk (such as documentation issues and settlement issues) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract). For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s or ETF’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm. The Fund or ETF would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.

•	Options risk. If a put or call option purchased by the Fund expires without being sold or exercised, the Fund would lose the premium it paid for the option. The risk involved in writing a covered call option is the lack of liquidity for the option. If the Fund is not able to close out the option transaction, the Fund would not be able to sell the underlying security until the option expires or is exercised. The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurs, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. The risk involved in writing a put option is that the market value of the underlying security could decrease as a result of rising interest rates or other factors. If this occurs, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its prevailing market value. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.

•	Investment in ETF risk. Investing in an ETF will provide the Fund with exposure to the securities held by the ETF and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. To the extent the Fund invests in an ETF that seeks to track a benchmark index, the ETF may not replicate exactly the performance of the benchmark index for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

•	Swaps risk. The Fund, through its investments in ETFs, may gain exposure to total return swaps. Depending on how they are used, swap transactions may increase or decrease the overall volatility of an underlying ETF’s portfolio, which in turn may increase or decrease the overall volatility of the Fund. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. The most significant factor in the performance of a swap transaction is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from a party. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, are subject to the risk of that the counterparty may default on the obligation, and may be difficult to value. Swaps may also be considered illiquid.

•	Risks related to investing in Canada. Because the investments of the Fund are geographically concentrated in Canadian companies or companies that have a significant presence in Canada, investment results could be dependent on the condition of the Canadian economy. The Canadian economy is reliant on the sale of natural resources and commodities, which can pose risks such as the fluctuation of prices and the variability of demand for exportation of such products. Changes in spending on Canadian products by other countries or changes in the other countries’ economies may cause a significant impact on the Canadian economy. In particular, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China. The United States is Canada’s largest trading and investment partner, and the Canadian economy is significantly affected by developments in the U.S. economy. Any downturn in the U.S. or Chinese economic activity is likely to have an adverse impact on the Canadian economy.

•	Lending portfolio securities risk. The Fund may lend its portfolio securities to broker-dealers and banks, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets. Any such loan must be continuously secured by collateral (cash or U.S. government securities). The securities lending agent will invest cash collateral in short-term investments, which are subject to market depreciation. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in both liquidating the loan collateral and recovering the loaned securities and losses. The collateral (including any investment of cash collateral) is not subject to the percentage limitations on the Fund’s investments described elsewhere in this prospectus. In addition, the Fund may lead its portfolio securities to broker-dealers and other institutions as a means of earning additional income.

•	Currency risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

•	Emerging market risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have less government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed and less stable economic, political and legal systems than those of more developed countries. There may be less publicly available and reliable information about issuers in emerging markets than is available about issuers in more developed capital markets, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which U.S. companies are subject. The Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. public companies, for example, is unable to inspect audit work and practices in certain countries, such as China. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. Their economies also depend heavily upon international trade and may be adversely affected by protective trade barriers and the economic conditions of their trading partners. Emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. Dollar and may not be traded internationally. Some countries with emerging securities markets have experienced high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Emerging markets typically have substantially less volume than U.S. markets, securities in these markets are less liquid, and their prices often are more volatile than those of comparable U.S. companies. Securities markets in emerging markets may also be susceptible to manipulation or other fraudulent trade practices, which could disrupt the functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Fund. The Fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts. Delays may occur in settling securities transactions in emerging market countries, which could adversely affect the Fund’s ability to make or liquidate investments in those markets in a timely fashion. In addition, it may not be possible for the Fund to find satisfactory custodial services in an emerging market country, which could increase the Fund’s costs and cause delays in the transportation and custody of its investments. Any of these factors may adversely affect the Fund’s performance or the Fund’s ability to pursue its investment objective.

•	Liquidity risk. Due to a lack of demand in the marketplace or other factors, such as market turmoil, the Fund may not be able to sell some or all of the investments that it holds, or if the Fund is forced to sell an illiquid asset, it may only be able to sell those investments at a loss. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. In addition, when the market for certain investments is illiquid, the Fund may be unable to achieve its desired level of exposure to a certain sector. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets. Moreover, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Liquidity risk may be more pronounced for the Fund’s investments in developing countries.

•	Non-diversification risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

•	Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of authorized participant transactions and impact the Fund’s ability to calculate its net asset value. Issuers of securities in which the Fund invests are also subject to cybersecurity risks and the value of those securities could decline if the issuers experience cybersecurity incidents.

•	Portfolio turnover risk. Active and frequent trading of the Fund’s securities may lead to higher transaction costs and may result in a greater number of taxable transactions, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

•	Capitalization risk. Investing in small-capitalization, mid-capitalization and micro-capitalization companies generally involves greater risks than investing in large-capitalization companies. Small- or mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price. Larger, more established companies, however, may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. In addition, large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may be more prone to global economic risks.

•	Limited operating history. The Fund is a recently organized series of an open-end management investment company and has limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions.

•	Recent market events. An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) has resulted in a global pandemic and has caused major disruptions to economies and markets around the world, including the United States. Financial markets experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for extended periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced and may continue to experience particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the United States. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The COVID-19 pandemic could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy authorized participant transaction requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 outbreak may cause similar disruptions and effects.

•	Limited authorized participants, market makers and liquidity providers risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•	Trading risk. Although Fund shares are listed for trading on a listing exchange, there can be no assurance that an active trading market for the Fund’s shares will develop or be maintained. Secondary market trading in the Fund’s shares may be halted by a listing exchange because of market conditions or for other reasons. In addition, trading in the Fund’s shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the Fund’s shares will continue to be met or will remain unchanged.

Shares of the Fund may trade at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the prior most recent calculation. The trading prices of the Fund’s shares will fluctuate continuously throughout trading hours based on market supply and demand. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. However, given that shares of the Fund can be created and redeemed only in large blocks of shares known as “Creation Units” at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the Adviser does not believe that large discounts or premiums to NAV will exist for extended periods of time. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price of the Fund is at a premium to its NAV or sells at time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Investors buying or selling shares of the Fund in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares of the Fund. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares of the Fund (the “bid” price) and the price at which an investor is willing to sell shares of the Fund (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares of the Fund based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares of the Fund, including bid/ask spreads, frequent trading of such shares may significantly reduce investment results and an investment in the Fund’s shares may not be advisable for investors who anticipate regularly making small investments.

•	Early close/trading halt risk. An exchange or market may close early or issue trading halts on specific securities or financial instruments. The ability to trade certain securities or financial instruments may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, and/or result in the Fund being unable to trade certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Portfolio Holdings

The Fund will operate in a transparent fashion with respect to its holdings. The Fund’s portfolio holdings are disclosed each day on its website at www.cannabisgrowthfunds.com. The Fund’s holdings will be disseminated on a daily basis through the National Securities Clearing Corporation (NSCC) and/or other fee-based subscription service to NSCC members and/or subscribers. When a change is made to the Fund’s portfolio such a change will generally be announced at or after the market close, although changes could be made, and publicly announced, during market hours.

Currently, disclosure of the Fund’s holdings is also required to be made quarterly within 60 days of the end of each fiscal quarter in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders, and in its monthly holdings report on Form N-PORT.

Additional information regarding the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). For information on the Fund’s current holdings please visit www.cannabisgrowthfunds.com.

MANAGEMENT OF THE FUND

Investment Adviser

Foothill Capital Management, LLC, a Delaware limited liability company, maintains its principal offices at 740 River Road, Suite 208, Fair Haven, New Jersey 07704, and acts as the investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. The Adviser is registered with the SEC.

Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual advisory fee of 0.65% of the Fund’s average daily net assets for the services and facilities it provides, payable on a monthly basis.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be available in the Fund’s Semi-Annual Report to shareholders dated July 31, 2021.

Portfolio Manager

Korey Bauer, Chief Investment Officer, Managing Director and Portfolio Manager of FCM, has been primarily responsible for the day-to-day management of the Fund’s portfolio since inception on February 22, 2019. Mr. Bauer is a member of FCM’s Investment Committee. He is also a portfolio manager with AXS Investments LLC. Mr. Bauer joined FCM on December 14, 2019 following the acquisition of Bauer Capital Management, LLC (“Bauer”) by FCM. From 2014 to until the acquisition of Bauer, Mr. Bauer was the President, Chief Executive Officer and Chief Compliance Officer of Bauer. Previously, Mr. Bauer was Senior Vice President, Analyst and Market Technician at Castle Financial & Retirement Planning Associates, Inc. from 2011 until 2014. He has been performing extensive research on the financial markets since 2007 and is a published author on SeeItMarket.com, Nasdaq.com and other publications. Mr. Bauer earned a B.A. from Marist College.

The SAI provides additional information about the portfolio manager’s method of compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of Fund securities.

Fund Expenses

The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; and any litigation expenses.

The Adviser has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.65% of the Fund’s average daily net assets. This agreement is in effect until May 31, 2031, and it may be terminated before that date only by the Trust’s Board of Trustees.

BUYING AND SELLING FUND SHARES

Fund shares are listed for trading on the Exchange. When you buy or sell the Fund’s shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares of the Fund will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of such shares. A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund’s NAV is calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the NYSE, on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, the Fund’s NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of outstanding shares. The Fund’s NAV may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund’s NAV on those days.

The Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Adviser and the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund’s NAV from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAV and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV.

Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Adviser, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

Frequent Purchases and Redemptions of Fund Shares

The Fund does not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund’s investment strategy, or whether they would cause the Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, shares of the Fund are issued and redeemed only in large quantities of shares known as Creation Units available only from the Fund directly to Authorized Participants, and that most trading in the Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Fund or its shareholders. In addition, frequent trading of shares of the Fund done by Authorized Participants and arbitrageurs is critical to ensuring that the market price remains at or close to NAV.

Availability of Information

Each Business Day, the following information will be available at https://www.cannabisgrowthfunds.com with respect to the Fund: (i) information for each portfolio holding that will form the basis of the next calculation of the Fund’s net asset value per share; (ii) the Fund’s net asset value per share, market price, and premium or discount, each as of the end of the prior Business Day; (iii) a table showing the number of days the Fund’s shares traded at a premium or discount during the most recently completed calendar year and the most recently completed calendar quarter since that year; (iv) a line graph showing Fund share premiums or discounts for the most recently completed calendar year and the most recently completed calendar quarter since that year; (v) the Fund’s median bid-ask spread over the last thirty calendar days; and (vi) if during the past year the Fund’s premium or discount was greater than 2% for more than seven consecutive trading days, a statement that the Fund’s premium or discount, as applicable, was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to the premium or discount.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Fund Distributions

The Fund pays out dividends from its net investment income annually and distributes its net capital gains, if any, to investors at least annually.

Dividend Reinvestment Service

Brokers may make available to their customers who own shares of the Fund the Depository Trust Company book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables.

Tax Information

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares it is generally considered a taxable event. Distributions of net investment income, other than “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates. Distributions of net short-term capital gains are also generally taxable at ordinary income tax rates. Distributions from the Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by the Fund (but none of the Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Distributions that the Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and/or if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

A distribution will reduce the Fund's net asset value per share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital. Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from the Fund and net gain from sales of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by the Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, the Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.

A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered plus any cash paid for the Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities and the amount of cash received. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the applicable Fund shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the applicable Fund Shares (or securities surrendered) have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Fund shares you purchased or sold and at what price.

The Trust on behalf of the Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Fund shares so ordered, own 80% or more of the outstanding shares of the applicable Fund and if, pursuant to Section 351 of the Internal Revenue Code, the applicable Fund would have a basis in the securities different from the market value of the securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Trust does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Fund Shares so ordered, own 80% or more of the outstanding shares of the applicable Fund, the purchaser (or group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

If the Fund redeems Creation Units in cash, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in kind.

ADDITIONAL INFORMATION

Investments by Other Registered Investment Companies

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. The SEC has issued exemptive relief on which the Trust relies permitting registered investment companies to invest in exchange-traded funds offered by the Trust, including the Fund, beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust. This relief will be rescinded by the SEC on January 19, 2022. However, effective January 19, 2021, new Rule 12d1-4 permits other investment companies to invest in the Fund beyond the limits in Section 12(d)(1), subject to similar conditions.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the transfer agent, breaks them down into individual shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares of the Fund, whether or not participating in the distribution of shares of the Fund, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares of the Fund that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXHIBIT B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ___ day of __________, 2021, by and among Investment Managers Series Trust II (the “Trust”), a Delaware statutory trust, with its principal place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212, on behalf of its series the Cannabis Growth Fund (the “Acquired Fund”), and the Trust, on behalf of its series Cannabis Growth ETF (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”) and, solely with respect to Article IX, Foothill Capital Management, LLC (“FCM”), with its principal place of business at 2220 East Route 66, Suite 225, Glendora, California 91740.

WHEREAS, it is intended that the transactions contemplated by this Agreement constitute a “reorganization” as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations thereunder. Such transactions will consist of: (i) the transfer of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange for (A) shares of beneficial interest, no par value per share, of shares of the Acquiring Fund (the “Acquiring Fund Shares”) and (B) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund; followed by (ii) the distribution of the Acquiring Fund Shares pro rata to the shareholders of the Acquired Fund in exchange for their shares in the Acquired Fund (the “Acquired Fund Shares”) in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement ((i) and (ii) collectively, the “Reorganization”). The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury regulations Sections 1.368-2(g) and 1.368-3(a). Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of the Trust or the assets of any other series of the Trust be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein;

WHEREAS, the Acquired Fund and Acquiring Fund are separate series of the Trust, which is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Acquired Fund owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund’s shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Trustees of the Trust have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and, there being no existing shareholders of the Acquiring Fund, that the Reorganization will not result in dilution of the Acquiring Fund’s shareholders’ interests;

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND
SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND
TERMINATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, free and clear of all liens and encumbrances, except those liens and encumbrances as to which the Acquiring Fund has received notice, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (a) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Acquired Fund Shares, as determined in the manner set forth in paragraphs 2.1 and 2.2; and (b) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions comprising the Reorganization shall take place on the date of the Closing provided for in paragraph 3.1 (the “Closing Date”).

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, cash equivalents, securities, goodwill, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Acquired Fund on the Closing Date, and any prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (the “Acquired Assets”). For the sake of clarity, the Acquired Assets include, but are not limited to, all rights (including rights to indemnification and contribution) and claims (including, but not limited to, claims for breach of contract, violation of standards of care and claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims or regulator or government established investor recovery fund claims and any and all resulting recoveries, free and clear of all liens, encumbrances and claims whatsoever, except those liens and encumbrances as to which the Acquiring Fund has received notice) of the Acquired Fund against any party with whom the Acquired Fund has contracted for any actions or omissions up to the Closing Date.

The Acquired Fund will provide the Acquiring Fund with its most recent audited financial statements as of the Closing Date, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Acquired Fund reserves the right to sell any of such securities or other investments.

1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date. The Acquiring Fund shall assume all liabilities of the Acquired Fund not discharged prior to the Closing Date, whether known or unknown, contingent, accrued or otherwise (excluding expenses relating to the Reorganization and borne by FCM pursuant to Article IX), and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements (the “Assumed Liabilities”).

1.4 LIQUIDATION AND DISTRIBUTION. On the Closing Date, the Acquired Fund will distribute, in liquidation, all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1) (the “Acquired Fund Shareholders”). In the Reorganization, each Acquired Fund Shareholder will receive the number of Acquiring Fund Shares that has an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date (following the redemption of fractional shares pursuant to Section 5.11). For shareholders of the Acquired Fund that hold Acquired Fund Shares through accounts that are not permitted to hold Acquiring Fund Shares, Acquiring Fund Shares may be held by a transfer agent of the Acquiring Fund for the benefit of such Acquired Fund Shareholders pending delivery of information with respect to accounts that are permitted to hold Acquiring Fund Shares. Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, representing the respective numbers of Acquiring Fund Shares due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, and the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.7 below. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund Shares that are held of record by the Acquired Fund Shareholder at the Effective Time on the Closing Date.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agents.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7 TERMINATION. As soon as practicable on or after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to terminate and cease operations as a series of the Trust. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Fund’s Acquired Assets to be acquired by the Acquiring Fund hereunder shall be the value of such Acquired Assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Date”). The NAV per share of Acquiring Fund Shares shall be computed by Brown Brothers Harriman & Co. (“BBH”), the Acquiring Fund’s accounting agent (the “Acquiring Fund Administrator”), in the manner set forth in the Trust’s Agreement and Declaration of Trust, or By-Laws, the Acquiring Fund’s then-current prospectus and statement of additional information and in the procedures adopted by the Trust’s Board of Trustees. The NAV per share of Acquired Fund Shares shall be computed by UMB Fund Services, Inc. (“UMBFS”), the Acquired Fund’s accounting agent (the “Acquired Fund Co-Administrator”), in the manner set forth in the Trust’s Agreement and Declaration of Trust, or By-Laws, the Acquired Fund’s then-current prospectus and statement of additional information and in the procedures adopted by the Trust’s Board of Trustees.

2.2 VALUATION OF SHARES AND CALCULATION OF NUMBERS OF SHARES. The NAV per share of Acquiring Fund Shares and the NAV per share of Acquired Fund Shares shall, in each case, be computed as of the close of normal trading on the NYSE on the Valuation Date. The number of Acquiring Fund Shares to be issued in the Reorganization in exchange for Acquired Fund Shares shall be determined by the Acquiring Fund Administrator by dividing the NAV of the Acquired Fund Shares, as determined in accordance with paragraph 2.1, by the NAV of one Acquiring Fund Share, as determined in accordance with Paragraph 2.1 hereof.

2.3 DETERMINATION OF VALUE. All computations of value with respect to the Acquired Fund shall be made by the Acquired Fund Co-Administrator, in accordance with its regular practice in pricing the shares and assets of the Acquired Fund, and confirmed by the Acquiring Fund Administrator, and shall be subject to adjustment by an amount, if any, agreed to by the Acquired Fund Co-Administrator and the Acquiring Fund Administrator. .

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the satisfaction or waiver of the conditions set forth in Articles VI, VII and VIII of this Agreement, the closing (the “Closing”) will be on the Closing Date, which will be on or about _______________, 2021, or such other date as the parties may agree to in writing. The Closing shall be held as of the close of business (the “Effective Time”) at the offices of UMBFS, or at such other time and/or place as the parties may agree. For the avoidance of doubt, the Closing may be held in person, by facsimile, email or such other communication means as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately at the Effective Time, unless otherwise provided.

3.2 CUSTODIAN’S CERTIFICATE. The portfolio securities and other investments of the Acquired Fund shall be made available by the Acquired Fund to the Acquiring Fund’s custodian, BBH, for examination no later than five business days preceding the Closing Date. UMB Bank, n.a., as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary Taxes (as defined below), including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund. BBH shall deliver within one business day after the Closing a certificate of an authorized officer stating that the Acquired Assets were delivered in proper form to the Acquiring Fund on the Closing Date.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable as mutually determined by the parties, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT’S CERTIFICATE. The Trust, on behalf of the Acquired Fund, shall cause UMBFS, as its transfer agent as of the Closing Date to deliver at the Closing to the Secretary of the Trust a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares of the Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Trust, on behalf of the Acquiring Fund, shall issue and deliver or cause BBH and [American Stock Transfer] , its transfer agents, to issue and deliver to the Secretary of the Trust a confirmation evidencing the number of Acquiring Fund Shares to be credited on the Closing Date and provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Trust, on behalf of the Acquired Fund, represents and warrants to the Trust, on behalf of the Acquiring Fund, as follows:

(a) The Acquired Fund is a separate series of the Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement.

(b) The Trust is registered as an open-end management investment company, and its registration with the U.S. Securities and Exchange Commission (the “SEC”) as an investment company under the 1940 Act, is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquired Fund is not currently engaged in, and the execution, delivery, and performance of this Agreement will not result in, the violation of any material provision of the Trust’s Agreement and Declaration of Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e) The Acquired Fund Shares are the only outstanding equity interests in the Acquired Fund.

(f) The Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities or other permitted investments) that if terminated will result in material liability to the Acquired Fund.

(g) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge, without any special investigation or inquiry, threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(h) The financial statements of the Acquired Fund for the most recently completed fiscal year ended January 31, 2021, are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of the end of such fiscal year, in all material respects as of that date, and there are no known contingent liabilities of the Acquired Fund as of that date not disclosed in such statements.

(i) Since the end of the Acquired Fund’s most recently completed fiscal year, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of material indebtedness, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (i), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(j) All Tax (as defined below) returns and reports (including, but not limited to, information returns) that are required to have been filed by the Acquired Fund have been duly and timely filed. All such returns and reports were true, correct and complete in all material respects as of the time of their filing. All Taxes due or properly shown to be due on such returns and reports have been paid, or provision has been made and properly accounted therefor. To the knowledge of the Trust, no such return is currently being audited by any federal, state, local or foreign taxing authority. To the knowledge of the Trust, there are no deficiency assessments (or deficiency assessments proposed in writing) with respect to any Taxes of the Acquired Fund. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto, and including any obligations to indemnify or otherwise assume or succeed to such a liability of any other person. There are no levies, liens or encumbrances relating to Taxes existing, pending or threatened in writing with respect to the assets of the Acquired Fund (other than liens for Taxes not yet due and payable). The Acquired Fund has not changed its annual accounting period within the 60-month period ending on the Closing Date.

(k) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, validly issued, fully paid and non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquired Fund, and has no outstanding securities convertible into any shares of the Acquired Fund.

(l) At the Closing Date, the Acquired Fund will have good and valid title to the Acquired Fund’s Acquired Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such Acquired Assets hereunder. Upon delivery and payment for such Acquired Assets, the Acquiring Fund will acquire good and valid title, subject to no restrictions on the full transfer of such Acquired Assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. This Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(o) From the mailing of the N-14 Registration Statement (as defined in paragraph 5.6) and on the Closing Date, any written information furnished by the Trust with respect to the Acquired Fund for use in the N-14 Registration Statement, the N-1A Registration Statement (as defined in paragraph 4.3) or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p) The Trust has in effect an election to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Chapter 1, Subchapter M of the Code. The Acquired Fund is a fund that is treated as a corporation separate from each other series of the Trust under Section 851(g) of the Code. The Acquired Fund has no earnings and profits accumulated in any taxable year for which the provisions of Part I of Chapter 1, Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it. The Acquired Fund has qualified for treatment as a RIC for each taxable year since its formation (or since it was first treated as a separate corporation under Section 851(g) of the Code) that has ended prior to the Closing Date and, subject to the accuracy of the representations set forth in paragraph 4.2(m), expects to satisfy the requirements of Part I of Chapter 1, Subchapter M of the Code to maintain qualification for such treatment for the taxable year that includes the Closing Date. Subject to the accuracy of the representations set forth in paragraph 4.2(m), the Acquired Fund does not expect that the consummation of the transactions contemplated by this Agreement will cause it to fail to qualify for treatment as a RIC as of the Closing Date or as of the end of its taxable year that includes the Closing Date. The Acquired Fund has not at any time since its inception been liable for any income or excise tax pursuant to Sections 852 or 4982 of the Code that has not been timely paid. The Acquired Fund is in compliance in all material respects with all applicable provisions of the Code and all applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and redemption of shares, and is not liable for any material penalties that could be imposed thereunder.

(q) The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund’s Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(r) The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.4.

(s) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(t) The books and records of the Acquired Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to the Acquiring Fund and/or its counsel, are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(u) The Acquired Fund would not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(v) The Acquired Fund has not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes.

(w) The Acquired Fund has not received written notification from any taxing authority that asserts a position contrary to any of the representations set forth in paragraphs (j), (p), (t), (u), and (v) of this Section 4.1.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Trust and the Acquiring Fund represent and warrant to the Trust and the Acquired Fund as follows:

(a) The Acquiring Fund is a separate series of the Trust, a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement.

(b) The Trust is registered as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result in, a violation of any material provision of the Trust’s Agreement and Declaration of Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending, or to its knowledge, without any special investigation or inquiry, threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f) There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be the investment adviser of the Acquiring Fund or an affiliate thereof) to vote on the investment advisory contract and other agreements and plans as may be required by the 1940 Act and to take whatever action it may be required to take as the Acquiring Fund’s sole shareholder. The Initial Shares have been or will be redeemed by the Acquiring Fund prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring Fund in a non-interest bearing account.

(g) All issued and outstanding Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, will be, at the Closing Date, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund shares, and there are no outstanding securities convertible into any Acquiring Fund shares.

(h) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(i) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(j) From the mailing of the N-14 Registration Statement and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the N-14 Registration Statement, the N-1A Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(k) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act, and any state blue sky or securities laws in order to continue its operations after the Closing Date.

(l) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the Trust, for itself and on behalf of the Acquiring Fund, or the performance of the Agreement by the Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N-1A Registration Statement and the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(m) Subject to the accuracy of the representations and warranties in paragraph 4.1(p), for the taxable year that includes the Closing Date, the Trust expects that the Acquiring Fund will meet the requirements of Chapter 1, Part I of Subchapter M of the Code for qualification as a RIC and will be eligible to, and will, compute its federal income tax under Section 852 of the Code. After the Closing, the Acquiring Fund will be a fund that is treated as a separate corporation under Section 851(g) of the Code.

(n) The Acquiring Fund is, and will be at the time of Closing, a newly created series without assets (other than the seed capital provided in exchange for Initial Shares) and without liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the Acquired Fund, and, prior to the Closing, will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations).

4.3 REPRESENTATIONS OF THE TRUST. The Trust represents and warrants as follows:

(a) The Trust has filed a post-effective amendment to its registration statement on Form N-1A (“N-1A Registration Statement”) for the purpose of registering the Acquiring Fund under the 1940 Act.

ARTICLE V

COVENANTS

5.1 OPERATION IN ORDINARY COURSE. Each of the Acquiring Fund and the Acquired Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business may include payment of customary dividends and distributions and shareholder redemptions in the case of the Acquired Fund and redemptions of the Initial Shares in the case of the Acquiring Fund.

5.2 RESERVED.

5.3 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over to the Acquiring Fund, as well as any capital loss carryovers that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust’s Treasurer.

5.6 PREPARATION OF N-14 REGISTRATION STATEMENT. The Trust will prepare and file with the SEC a registration statement on Form N-14 (the “N-14 Registration Statement”) relating to the transactions contemplated by this Agreement in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide the Acquiring Fund with the materials and information necessary to prepare the N-14 Registration Statement.

5.7 RESERVED.

5.8 TAX RETURNS. The Trust covenants that by the time of the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to have been filed on or before the Closing Date (taking extensions into account) shall have been filed and all federal and other Taxes (if any) shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes.

5.9 CLOSING DOCUMENTS. At the Closing, the Trust, on behalf of the Acquired Fund, will provide the Trust, on behalf of the Acquiring Fund, the following:

(a) A certificate, signed by the President and the Treasurer or Assistant Treasurer of the Trust on behalf of the Acquired Fund, stating the Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund.

(b) A copy of any Tax books and records of the Acquired Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury regulation Section 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing.

(c) A copy (which may be in electronic form) of the shareholder ledger accounts of the Acquired Fund, including, without limitation, the name, address and taxpayer identification number of each Acquired Fund Shareholder of record; the number of shares of beneficial interest held by each Acquired Fund Shareholder; the dividend reinvestment elections applicable to each Acquired Fund Shareholder; the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8BEN-E, W-8ECI, or W-8IMY), notices or records on file with the Acquired Fund with respect to each Acquired Fund Shareholder; and such information as the Trust may reasonably request concerning Acquired Fund Shares or Acquired Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the Acquired Fund Shareholders (the “Acquired Fund Shareholder Documentation”), certified by the Trust’s transfer agent or its President or its Vice President to the best of their knowledge and belief.

(d) All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Acquired Fund.

5.10 TAX TREATMENT. The Acquiring Fund and the Acquired Fund intend that the Reorganization will qualify as a reorganization described in Section 368(a) of the Code. Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization described in Section 368(a) of the Code.

5.11 FRACTIONAL SHARES. Prior to the Effective Time, the Acquired Fund shall redeem all fractional shares of the Acquired Fund outstanding on the records of the Acquired Fund’s transfer agent.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 RESERVED.

6.2 RESERVED.

6.3 RESERVED.

6.4 The N-1A Registration Statement filed by the Trust with the SEC to register the offer of the sale of the Acquiring Fund Shares will be in effect on the Closing Date.

6.5 As of the Closing Date with respect to the Reorganization of the Acquired Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, other fees payable for services provided to the Acquiring Fund, or fee waiver or expense reimbursement undertakings of the Acquiring Fund from those fee amounts and undertakings of the Acquiring Fund described in the N-14 Registration Statement or N-1A Registration Statement.

6.6 The Trust’s Board of Trustees, including a majority of Trustees who are not “interested persons” of the Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of such transactions.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 RESERVED.

7.2 RESERVED.

7.3 RESERVED.

7.4 The Acquired Fund shall have delivered to the Acquiring Fund (a) a certificate, signed by the President or Vice President and the Treasurer or Assistant Treasurer of the Trust on behalf of the Acquired Fund, stating the Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund; (b) the Acquired Fund Shareholder Documentation; (c) all FASB ASC 740-10-25 (formerly, FIN 48) work papers; (d) copies of the Tax books and records of the Acquired Fund for purposes of preparing any Tax returns required by law to be filed after the Closing Date; and (e) a statement of earnings and profits of the Acquired Fund, as described in paragraph 5.5.

7.5 The Trust’s Board of Trustees, including a majority of Trustees who are not “interested persons” of the Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of such transactions.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement. Notwithstanding anything to the contrary in the foregoing, if the conditions stated in paragraph 8.5 below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the transactions contemplated by this Agreement shall not be consummated:

8.1 RESERVED.

8.2 On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4 Each of the N-1A Registration Statement and the N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The Trust shall have received the opinion of Morgan, Lewis & Bockius LLP dated as of the Closing Date and addressed to the Trust, in a form satisfactory to it, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes:

(a) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c) The tax basis in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Acquired Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

(d) The holding period in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than Acquired Assets with respect to which gain or loss is required to be recognized, will include the Acquired Fund’s holding period for such Acquired Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(e) No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

(f) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares as part of the Reorganization (except with respect to cash received by Acquired Fund Shareholders in redemption of fractional shares prior to the Reorganization);

(g) The aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor;

(h) Each Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the Acquired Fund Shareholder’s holding period for the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as capital assets on the date of the exchange; and

(i) The taxable year of the Acquired Fund will not end as a result of the Reorganization.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

8.6 Each party shall have performed all of its covenants set forth in Article V, and its representations and warranties set forth in Article IV shall be true and correct in all material respects on and as of the Closing Date as if made on such date, and the President of the Trust shall have executed a certificate to such effect.

ARTICLE IX

EXPENSES

9.1 Except as otherwise provided for herein, FCM (or any affiliate thereof) shall bear all expenses of the transactions contemplated by this Agreement (other than expenses, if any, of the shareholders). Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the N-14 Registration Statement; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including fees of the counsel to the Trust, and counsel to the Independent Trustees of the Trust; (f) solicitation costs of the transactions; (g) service provider conversion fees; and (g) any costs associated with meetings of each Fund’s Board of Trustees relating to the transactions contemplated herein.

FCM (or any affiliate thereof) shall remain so liable for expenses, regardless of whether the transactions contemplated by this Agreement occur, and this Section 9.1 shall survive the Closing and any termination of this Agreement pursuant to paragraph 11.1. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Acquired Fund or the Acquiring Fund to qualify for treatment as a RIC within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Acquired Fund or the Acquiring Fund or on any of their respective shareholders.

9.2 At the Closing, FCM (or an affiliate thereof) shall pay the estimated costs of the Reorganization to be paid by it pursuant to paragraph 9.1, and any remaining balance shall be paid by FCM (or an affiliate thereof) within thirty (30) days after the Closing.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1 The Trust, on behalf of the Acquiring Fund, and the Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by resolution of the Board of Trustees of the Trust at any time prior to the Closing Date if:

(a) any party shall have breached any material provision of this Agreement;

(b) circumstances develop that, in the opinion of such Board, make proceeding with the Reorganization inadvisable;

(c) such Board determines that the consummation of the transactions contemplated herein is not in the best interest of the Acquired Fund and/or Acquiring Fund; or

(d) any governmental body shall have issued an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting the consummation of this Agreement.

11.2 In the event of any such termination, there shall be no liability for damages on the part of any party to the other parties.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented prior to the Closing Date by the parties in writing;; provided, however, that no such amendment may have the effect of changing any provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Trust’s Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquiring Fund and signed by authorized officers of the Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the Trust’s Agreement and Declaration of Trust.

13.6 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquired Fund, as provided in the Trust’s Agreement and Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust on behalf of the Acquired Fund and signed by authorized officers of the Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the Trust’s Agreement and Declaration of Trust.

13.7 The Trust, on behalf of the Acquiring Fund and the Acquired Fund, specifically acknowledges and agrees that any liability under this Agreement with respect to the Acquiring Fund or Acquired Fund, respectively, or in connection with the transactions contemplated herein with respect to the Acquiring Fund or Acquired Fund, respectively, shall be discharged only out of the assets of the Acquiring Fund or Acquired Fund, respectively, and that no other series of the Trust shall be liable with respect thereto.

ARTICLE XIV

CONFIDENTIALITY

14.1 Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

ARTICLE XV

COOPERATION AND EXCHANGE OF INFORMATION

15.1 The Trust will provide the appropriate representatives with such cooperation, assistance and information as may reasonably be requested in filing any Tax returns, amended Tax returns or claims for Tax refunds, determining a liability for Taxes or a right to a refund of Taxes, requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or its respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing, provided that the Acquired Fund shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

15.2 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the date of the Closing, and such later date on which the Acquired Fund is terminated including, without limitation, responsibility for (i) preparing and filing any Tax returns relating to Tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

***Signature Page Follows***

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

INVESTMENT MANAGERS SERIES TRUST II on behalf of the Acquired Fund

By:

Name:	Terrance Gallagher

Title:	President

INVESTMENT MANAGERS SERIES TRUST II on behalf of the Acquiring Fund

By:

Name:	Rita Dam

Title:	Treasurer

FOOTHILL CAPITAL MANAGEMENT, LLC solely with respect to Article IX

By:

Name:	Joy Ausili

Title:	Co-President

EXHIBIT C

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Target Fund’s financial performance since inception. Some information reflects financial results for a single share of the Target Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Target Fund, assuming reinvestment of all dividends and distributions. The information in the table was audited by Tait, Weller & Baker LLP, whose report, along with the Target Fund’s financial statements is included in the Target Fund’s annual report, which is available by calling 1-888-885-0588. The financial information below reflects the financial performance of the Target Fund and is not necessarily an indication of the Acquiring ETF’s future financial performance.

Cannabis Growth Fund
Class I6

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended January 31, 2021	For the Period May 24, 2019* through January 31, 2020
Net asset value, beginning of period	$4.85	$9.66
Income from Investment Operations:
Net investment income [1]	0.08	0.08
Net realized and unrealized loss	2.57	(4.82)
Total from investment operations	2.65	(4.74)

Less Distributions:
From net investment income	(0.09)	(0.07)
From net realized gain	-	-
Total distributions	(0.09)	(0.07)

Redemption fee proceeds	- [2]	-	[2]

Net asset value, end of period	$7.41	$4.85

Total return [3]	55.25%	(49.00	)% [4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,037	$774

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	13.99%	28.80	% [5]
After fees waived and expenses absorbed	1.07%	1.10	% [5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(11.26)%	(25.91	)% [5]
After fees waived and expenses absorbed	1.66%	1.79	% [5]

Portfolio turnover rate	177%	54	% [4]

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3	Total returns would have been lower had expenses not been waived and absorbed by the Adviser. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4	Not annualized.
5	Annualized.
6	Effective August 25, 2020, Institutional Class Shares were re-designated as Class I Shares.

STATEMENT OF ADDITIONAL INFORMATION

[_________, 2021]

 Cannabis Growth ETF

a series of Investment Managers Series Trust II

235 W. Galena Street

Milwaukee, Wisconsin 53212

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Combined Proxy Statement/Prospectus dated [____, 2021], as may be amended from time to time, for the Cannabis Growth ETF, (the “Acquiring ETF”), a series of Investment Managers Series Trust II (“IMST II”). A copy of the Combined Proxy Statement/Prospectus is available by calling toll free 1-888-885-0588.

This SAI relates specifically to the proposed reorganization of the Cannabis Growth Fund, a series of IMST II (the “Target Fund” or “Predecessor Fund”), into the Acquiring ETF, a newly created series of IMST II. This SAI consists of this document and the following described documents, each of which is incorporated by reference herein:

1.	The Prospectus for the Target Fund dated June 1, 2021, filed with the SEC on June 1, 2021 (Accession No. 0001398344-21-012346);

2.	The Statement of Additional Information for the Target Fund dated June 1, 2021, filed with the SEC on June 1, 2021 (Accession No. 0001398344-21-012346); and

3.	The Annual Report to shareholders of the Target Fund for the fiscal year ended January 31, 2021, filed with the SEC on April 9, 2021 (Accession No. 0001398344-21-007841).

The Acquiring ETF, which has no assets or liabilities, will commence operations upon the completion of the Reorganization and will continue the operations of the Target Fund.

Foothill Capital Management, LLC serves as the Acquiring ETF’s investment advisor (the “Advisor”).

This SAI contains information about the Acquiring ETF. The term “Fund” as used in this SAI, refers to the Acquiring ETF.

1

TABLE OF CONTENTS

The Trust and The Fund	3
INVESTMENT STRATEGIES, POLICIES AND RISKS	3
EXCHANGE LISTING AND TRADING	25
MANAGEMENT OF THE FUND	25
PORTFOLIO TRANSACTIONS AND BROKERAGE	35
PORTFOLIO TURNOVER	37
PROXY VOTING POLICY	37
PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES	38
DETERMINATION OF NET ASSET VALUE	38
BOOK ENTRY ONLY SYSTEM	39
PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS	40
FEDERAL INCOME TAXES	47
DIVIDENDS AND DISTRIBUTIONS	55
GENERAL INFORMATION	56
FINANCIAL STATEMENTS	58
APPENDIX A DESCRIPTION OF SECURITIES RATINGS	A-1
APPENDIX B TRUST’S AND ADVISOR’S PROXY VOTING POLICIES AND PROCEDURES	B-1
APPENDIX C SUPPLEMENTAL FINANCIAL INFORMATION	C-1

2

The Trust and The Fund

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 20, 2013. The Trust currently consists of several other series of shares of beneficial interest. This SAI relates only to the Fund and not to the other series of the Trust. The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

On ____________, 2021, the Fund will acquire all the assets and liabilities of the Cannabis Growth Fund, which operates as a mutual fund and a series of the Trust (the “Predecessor Fund”). The Fund will adopt the prior performance and financial history of the Predecessor Fund.

The Fund is a non-diversified fund, which means it is not subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies. Although the Fund is not required to comply with the above requirement, the Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund offers and issues shares at their net asset value (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”). The Fund generally offers and issues shares in exchange for a basket of securities designated by the Fund (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The shares of the Fund are listed on the NYSE Arca, Inc. (the “Exchange”) and trade on the Exchange at market prices. These prices may differ from the shares’ NAV per share. The shares of the Fund are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities designated by the Fund and a specified cash payment.

INVESTMENT STRATEGIES, POLICIES AND RISKS

The discussion below supplements information contained in the Fund’s Prospectus pertaining to the investment policies of the Fund.

PRINCIPAL INVESTMENT STRATEGIES, POLICIES AND RISKS

Market Conditions

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; China's economic slowdown; and circumstances such as pandemics or epidemics in one or more countries or regions. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in certain travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

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Equity Securities

Common Stock

The Fund may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Small-, Mid-, and Micro-Cap Stocks

The Fund may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the- counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for the Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as the Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

The Fund may also invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

The securities of micro-cap companies may be more volatile in price, have wider spreads between their bid and ask prices, and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. Some micro-cap companies are followed by few, if any, securities analysts, and there tends to be less publicly available information about such companies. Their securities generally have even more limited trading volumes and are subject to even more abrupt or erratic market price movements than are small-cap and mid-cap securities, and the Fund may be able to deal with only a few market-makers when purchasing and selling micro-cap securities. Such companies may also have limited markets, financial resources or product lines, may lack management depth, and may be more vulnerable to adverse business or market developments. These conditions, which create greater opportunities to find securities trading well below the Fund’s estimate of the company’s current worth, also involve increased risk.

4

Foreign Investments

The Fund may make foreign investments. Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets. Additionally, the imposition of sanctions, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect the Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by the Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. Dollars of any foreign currency-denominated securities and other investments held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from any foreign securities and other investments will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. Dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. Dollar occurring after the Fund’s income has been earned and computed in U.S. Dollars may require the Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. Dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. Dollars required to meet such expenses.

The Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by the Fund.

Emerging Markets

The Fund may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation , or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Such risks may include (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty, including war; (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on realization of investments, repatriation of invested capital and on the ability to exchange local currencies for U.S. dollars; (viii) increased likelihood of governmental involvement in and control over the economy; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards, which may result in the unavailability of material information about issuers; (xi) less extensive regulation of the markets; (xii) longer settlement periods for transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; (xiv) certain considerations regarding the maintenance of the Fund’s securities with local brokers and securities depositories and (xv) the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds.

5

Repatriation of investment income, assets and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation, or by withholding taxes imposed by emerging market countries on interest or dividends paid on securities held by the Fund or gains from the disposition of such securities.

In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, for example, is unable to inspect audit work and practices in certain countries, such as China. Any regulatory supervision that is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. It may also be difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts.

In addition, there may be restrictions on investments in Chinese companies. For example, on November 12, 2020, the President of the United States of America signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Communist Chinese military companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Fund may incur losses.

Foreign Currency Transactions

The Fund may conduct foreign currency exchange transactions either on a spot, i.e., cash, basis at the prevailing rate in the foreign exchange market. Foreign currency transactions are generally used to obtain foreign currencies to settle securities transactions or to exchange one currency for another. They can also be used as a hedge to protect assets against adverse changes in foreign currency exchange rates or regulations. When the Fund uses foreign currency exchanges as a hedge, it may also limit potential gain that could result from an increase in the value of such currencies. Currency exchange rates may be volatile and the Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, market or economic downswings, or other relevant factors, such as the actions of governments or central banks, the imposition of currency controls, and speculation. Foreign currency hedging transactions are used to protect against foreign currency exchange rate risks.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

6

Depositary Receipts

The Fund may invest in depositary receipts. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depositary Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depositary Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though the Fund will purchase, sell and be paid dividends on ADRs in U.S. Dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. The Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See “Federal Income Tax Matters.” ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored ADRs, EDRs, GDRs, and CDRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

Geographic Concentration

Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. A fund that focuses on a single country or a specific region is more exposed to that country’s or region’s economic cycles, currency exchange rates, stock market valuations and political risks, among others, compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Asia and the Middle East, can be interdependent and may be adversely affected by the same events.

Lending Portfolio Securities

Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by the Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially.

7

However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

Investment Company Securities

The Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may acquire securities of an Underlying Fund in amounts which, as determined immediately after the acquisition is made, do not exceed (i) 3% of the total outstanding voting stock of such Underlying Fund, (ii) 5% of the value of the Fund’s total assets, and (iii) 10% of the value of the Fund’s total assets when combined with all other Underlying Fund securities held by the Fund. The Fund may exceed these statutory limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs.

The SEC recently adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4, which was effective on January 19, 2021, permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters is effective on January 19, 2022. After such time, an investment company will no longer be able to rely on the aforementioned exemptive orders and no-action letters, and will be subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1).

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, the Fund may acquire the securities of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

•	The Fund may own an unlimited amount of the securities of any registered open-end fund or registered unit investment trust that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered UITs in reliance on certain sections of the 1940 Act.

•	The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.	the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

iii.	the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.
8

Underlying Funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisors to the registered investment companies in which the Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Exchange-Traded Funds (“ETFs”)

The Fund may invest in ETFs. ETFs are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as UITs. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues investments in large aggregations of shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities designated by the ETF, (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the shares and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon the reorganization, merger, conversion or liquidation of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the investor will receive securities designated by the ETF (“Redemption Securities”) and a cash payment in an amount equal to the difference between the net asset value of the shares being redeemed and the net asset value of the Redemption Securities. The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self- liquidation.

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Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs may fail to qualify for the favorable federal income tax treatment generally available to them under the Code and may fail to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Derivatives

The Fund may invest in options on securities and stock indices. The Fund may also obtain exposure to a variety of derivatives contracts, such as futures, options, swaps and forward contracts, through the Fund’s investments in ETFs. The regulation of derivatives markets in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), signed into law in 2010, granted significant authority to the SEC and the Commodity Futures Trading Commission (“CFTC”) to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Fund.

On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) which, following an implementation period, will replace existing SEC and staff guidance with an updated, comprehensive framework for registered investment companies’ use of derivatives. Among other changes, the Derivatives Rule will require an investment company to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These new requirements will apply unless the Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. Complying with the Derivatives Rule may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Certain additional risk factors related to derivatives are discussed below:

Derivatives Risk. Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices will be required to be cleared. In a cleared derivatives transaction, an ETF’s counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH.Clearnet), rather than a bank or broker. Since ETFs are not members of clearing houses and only members of a clearing house can participate directly in the clearing house, an ETF will hold cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in swap transactions. An ETF will make and receive payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to an ETF, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of an ETF to pursue its investment strategy. Also, an ETF is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Advisor expects to be cleared), and no clearing member is willing or able to clear  the transaction on the ETF’s behalf. While the documentation in place between the ETF and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the ETF could be subject to this execution risk if the ETF submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the ETF could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict the ETF’s ability to engage in, or increase the cost to the ETF of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If the ETF is not able to enter into a particular derivatives transaction, the ETF’s investment performance and risk profile could be adversely affected as a result.

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Counterparty Risk. Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of the ETF might not be fully protected in the event of the bankruptcy of the ETF’s clearing member because the ETF would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. For commodities futures positions, the clearing house may use all of the collateral held in the clearing member’s omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps positions, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, the ETF is subject to the risk that a clearing house will use the ETF’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, a clearing member may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of the clearing member’s customers in the aggregate, rather than the gross amount of each customer. The ETF is therefore subject to the risk that a clearing house will not make variation margin payments owed to the ETF if another customer of the clearing member has suffered a loss and is in default.

Swap Transactions. ETFs in which the Fund invests may enter into swap transactions. A swap contract is a commitment between two parties to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. Swap transactions can take many different forms and are known by a variety of names. Depending on their structure, swap transactions may increase or decrease an ETF’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, values of baskets of securities, or inflation rates. Interest rate swaps are contracts involving the exchange between two contracting parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of an underlying debt obligation in the event of default by the issuer of the debt security. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Depending on how they are used, swap transactions may increase or decrease the overall volatility of an ETF’s portfolio. The most significant factor in the performance of a swap transaction is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from the ETF.

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Options on Securities and Securities Indices

The Fund may invest in options on securities and stock indices. A call option entitles the purchaser, in return for the premium paid, to purchase specified securities at a specified price during the option period. A put option entitles the purchaser, in return for the premium paid, to sell specified securities during the option period. The Fund may invest in both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. American-style options are exercisable at any time prior to the expiration date of the option.

Writing Call Options. The Fund may write covered call options. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration or, if additional cash consideration is required, cash or cash equivalents in such amounts as held in a segregated account by the Fund’s custodian. The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

If the Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. If the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio.

In addition to covered call options, the Fund may write uncovered (or “naked”) call options on securities, including shares of ETFs, and indices; however, SEC rules require that the Fund segregates assets on its books and records with a value equal to the value of the securities or the index that the holder of the option is entitled to call. Segregated securities cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Writing Covered Index Call Options. The Fund may sell index call options. The Fund may also execute a closing purchase transaction with respect to the option it has sold and then sell another option with either a different exercise price and/or expiration date. The Fund’s objective in entering into such closing transactions is to increase option premium income, to limit losses or to protect anticipated gains in the underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by the appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

When the Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. The Fund’s custodian (or a securities depository acting for the custodian) acts as the Fund’s escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or the Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the Fund. The Fund may enter into similar collateral arrangements with the counterparty when it sells OTC index call options.

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When the Fund sells an index call option, it is also required to “cover” the option pursuant to requirements enunciated by the staff of the SEC. The staff has indicated that a mutual fund may “cover” an index call option by (1) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option; (2) purchasing an American-style call option on the same index with an exercise price not greater than the exercise price of the written option; or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U.S. government securities or other high-grade debt securities, equal in value to the aggregate contract price of the call option (the current index value times the specific multiple). The Fund generally “covers” the index options it has sold by owning and holding stocks substantially replicating the movement of the applicable index. As an alternative method of “covering” the option, the Fund may purchase an appropriate offsetting option.

The purchaser of an index call option sold by the Fund may exercise the option at a price fixed as of the closing level of the index on exercise date. Unless the Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time the Fund is able to sell the securities. For example, even if an index call which the Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed. If the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund’s total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the index, the Fund would not be able to close out its option positions.

Risks of Transactions in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well- conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which the Fund may enter into options transactions may be limited by the requirements of the Code for qualification of the Fund as a regulated investment company.

OTC Options. The Fund may engage in transactions involving OTC as well as exchange-traded options. Certain additional risks are specific to OTC options. The Fund may engage a clearing corporation to exercise exchange-traded options, but if the Fund purchased an OTC option, it must then rely on the dealer from which it purchased the option if the option is exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, the Fund may generally be able to realize the value of an OTC option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes an OTC option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into OTC options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate an OTC option at a favorable price at any time prior to expiration. Unless the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate an OTC option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

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The SEC has taken the position that purchased OTC options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat OTC options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of OTC options, the Fund will change the treatment of such instruments accordingly.

Stock Index Options. The Fund may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, if the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

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If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. Illiquid securities may be difficult to value, and the Fund may have difficulty or be unable to dispose of such securities promptly or at reasonable prices.

The Fund may invest in restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASDAQ. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in the Fund’s inability to dispose of such securities promptly or at favorable prices.

The Fund may purchase commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act. 4(a)(2) commercial paper typically has the same price and liquidity characteristics as commercial paper, except that the resale of 4(a)(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(a)(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(a)(2) commercial paper can be resold as easily as any other unrestricted security held by the Fund.

Rule 22e-4 under the 1940 Act requires, among other things, that the Fund establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund has implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Advisor as the Fund’s LRMP administrator to administer such program, and will review no less frequently than annually a written report prepared by the Advisor that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of the Fund’s investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” the Fund can expect to be exposed to greater liquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact the Fund’s performance and its ability to seek its investment objective.

The Fund will not purchase illiquid securities if, as a result of the purchase, more than 15% of the Fund’s net assets are invested in such securities. If at any time a portfolio manager and/or the Advisor determines that the value of illiquid securities held by the Fund exceeds 15% of the Fund’s net assets, the Fund’s portfolio managers and the Advisor will take such steps as they consider appropriate to reduce the percentage as soon as reasonably practicable.

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Europe – Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The European Union (the “EU”) currently faces major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU’s resettlement and distribution of refugees, and resolution of the EU’s problematic fiscal and democratic accountability. In addition, one or more countries may abandon the Euro, the common currency of the EU, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far- reaching.

United Kingdom Exit from the EU. On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the EU (commonly referred to as “Brexit”) and entered an 11-month transition period during which the UK remained part of the EU single market and customs union, the laws of which governed the economic, trade, and security relations between the UK and EU. The transition period concluded on December 31, 2020, and the UK left the EU single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The political, regulatory, and economic consequences of Brexit are uncertain, and the ultimate ramifications may not be known for some time. The effects of Brexit on the UK and EU economies and the broader global economy could be significant, resulting in negative impacts, such as business and trade disruptions, increased volatility and illiquidity, and potentially lower economic growth of markets in the UK, EU, and globally, which could negatively impact the value of the Fund’s investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the new relationship between the UK and EU is further defined and the UK determines which EU laws to replace or replicate. Additionally, depreciation of the British pound sterling and/or the euro in relation to the U.S. dollar following Brexit could adversely affect Fund investments denominated in the British pound sterling and/or the euro, regardless of the performance of the investment.

Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets. The Fund may also be susceptible to these events to the extent that the Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

Other Investment Strategies, Policies and Risks

Preferred Stock

The Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and a share of the proceeds resulting from the issuer’s liquidation although preferred stock is usually subordinate to the debt securities of the issuer. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as the holders of the issuer’s common stock. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. In addition, the Fund may receive stocks or warrants as a result of an exchange or tender of fixed income securities. Preference stock, which is more common in emerging markets than in developed markets, is a special type of common stock that shares in the earnings of an issuer, has limited voting rights, may have a dividend preference, and may also have a liquidation preference. Depending on the features of the particular security, holders of preferred and preference stock may bear the risks regarding common stock or fixed income securities.

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Warrants and Rights

The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle (but do not obligate) the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the company that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants and rights tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant orright, the Fund can acquire the stock at a price below its market value. The prices of warrants and rights do not necessarily parallel the prices of the underlying securities. An investment in warrants or rights may be considered speculative.

Convertible Securities

The Fund may invest in convertible securities. A convertible security is a preferred stock, warrant or other security that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Debt Securities

The Fund may invest in debt securities. Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed; instead payments “float” relative to a reference rate, such as LIBOR. This “floating rate” debt may pay interest at levels above or below the previous interest payment. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) and/or BB or below by Standard & Poor’s Ratings Group (“S&P”) or unrated but determined by the Advisor to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

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Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity. Liquidity risk may result from the lack of an active market, or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund’s principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for the Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require the Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

The Advisor attempts to reduce the risks described above through diversification of the Fund’s portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the U.S. government and the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as certain foreign governments and central banks, took steps to support financial markets, including by keeping interest rates at historically low levels and by purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). Similar steps were taken again in 2020 in an effort to support the economy during the coronavirus pandemic. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. In addition, when the Federal Reserve determines to “taper” or reduce Quantitative Easing and/or raise the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. Such policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. If the Fund invests in derivatives tied to fixed income markets it may be more substantially exposed to these risks than a fund that does not invest in derivatives.

Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

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Bond Ratings. Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.

Exchange Traded Notes (“ETNs”)

The Fund may invest in ETNs. An investment in an ETN involves risks, including possible loss of principal. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee will reduce the amount of return on maturity or at redemption, and as a result the investor may receive less than the principal amount at maturity or upon redemption, even if the value of the relevant index has increased. An investment in an ETN may not be suitable for all investors

Closed-End Funds

The Fund may invest in shares of closed-end funds. Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed- end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in the Fund’s shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s).

Other Pooled Investment Vehicles

The Fund may invest in pooled investment vehicles, including limited partnerships. Examples of such vehicles include private equity funds and private equity funds of funds. A private equity fund generally invests in non-public companies that the fund’s manager believes will experience significant growth over a certain time period. A private equity fund of funds invests in other private equity funds of the type described. Investments in private equity funds, once made, typically may not be redeemed for several years, though they may be sold to other investors under certain circumstances.

To the extent that the Fund invests in pooled investment vehicles, such investments may be deemed illiquid. In addition, the Fund will bear its ratable share of such vehicles’ expenses, including its management expenses and performance fees. Performance fees are fees paid to the vehicle’s manager based on the vehicle’s investment performance (or returns) as compared to some benchmark. The fees the Fund pays to invest in a pooled investment vehicle may be higher than the fees it would pay if the manager of the pooled investment vehicle managed the Fund’s assets directly. Further, the performance fees payable to the manager of a pooled investment vehicle may create an incentive for the manager to make investments that are riskier or more speculative than those it might make in the absence of an incentive fee.

Special Purpose Acquisition Companies (“SPACS”)

SPACs are collective investment structures that pool funds in order to seek potential acquisition opportunities. The Fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market fund securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Fund’s ability to meet its investment objective. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expenses, and any warrants issued by the SPAC will expire worthless. As SPACs and similar entities generally have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Certain SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

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SPAC Management. Each SPAC’s management team will be responsible for identifying business combination opportunities and negotiating the terms of the transaction and, consequently, the Fund will be dependent upon the integrity, skill and judgment of the management team of each SPAC in which the Fund invests. Often a SPAC’s management consists of financial industry professionals who may have little, if any, experience in managing companies in the business sectors in which the potential issuers to be acquired by the SPAC operate. It is not generally expected that the officers and directors of a SPAC will be required to commit their full business time and attention to the management of the SPAC, which could create a conflict of interest when allocating their time between the SPAC’s operations and their other commitments. If such other commitments require the SPAC’s management team to devote more substantial amounts of time to their other business and affairs, their ability to devote time to the SPAC’s management would be limited, possibly having a negative impact on the SPAC’s ability to consummate a transaction. In addition, the officers and directors of a SPAC in which the Fund invests may become involved with other SPACs in which the Fund does not invest which may engage in similar business opportunities. Consequently, the officers and directors could have conflicts of interest in determining to which SPAC a particular business opportunity should be presented. In such circumstances, there can be no assurance that a given business opportunity would be presented to the SPAC in which the Fund holds an investment. After a transaction, the management of a SPAC, while often retaining a seat on the board of directors of the post-combination entity, will often step down from day-to-day management of the post-combination entity, leaving investors dependent on the skill of the incumbent or new management of the issuer acquired by the SPAC.

SPAC Transaction Targets and the Consummation of Transactions. The typical SPAC transaction target is a private company. Due diligence on these companies may be difficult and they will often not have the same level of financial controls as public entities. To the extent that a SPAC completes a business combination with a financially unstable company or an entity in its development stage, the SPAC may be affected by numerous risks inherent in the business operations of that entity. If a SPAC completes a business combination with an entity in an industry characterized by a high level of risk, the SPAC may be affected by the risks of that industry. At times when general market conditions are not favorable for mergers and acquisitions activity or other capital formation, the percentage of SPACs that fail to find transactions and must dissolve is likely to increase. During such periods investors, such as the Fund, that are long in SPAC securities are less likely to experience attractive risk adjusted returns.

SPACs are subject to significant “event risk;” that is, a SPAC’s success depends on its ability to identify and close a transaction within a relatively short period delimited in its charter. If a SPAC fails to close a transaction within that period it is typically required to liquidate and dissolve. As noted, upon such dissolution the holders of common stock receive a fixed distribution from a trust established to hold IPO proceeds. Upon a SPAC’s dissolution, the warrants will expire worthless. Therefore, the Fund may expect from time to time to suffer complete losses of its investments in certain SPAC warrants.

If a SPAC consummates a transaction, there can be no assurance that an investment in the units, shares or warrants of the SPAC will ultimately prove to be more favorable to investors than a direct investment, if an opportunity were available, in the target business. This is especially the case with regards to SPAC warrants - warrant holders may sustain losses even in the event of a consummation if the value of the SPAC’s common stock after the transaction is less than the strike price of the warrants. In addition, because a SPAC may be able to call warrants for redemption after the warrants become exercisable if the sale price of the common stock equals or exceeds a specified price for a specified number of trading days, the Fund’s profit potential with respect to SPAC warrants may be limited by such call feature.

The operating companies that result from SPAC Transactions face all of the risks that typically follow a major business transaction, including the risks relating to integration following the transaction and the risks inherent in trying to achieve a new business plan. Further, SPAC operating companies often are public companies for the first time following consummation of a transaction, and therefore may not be experienced in facing the challenges, expenses and risks of being a public company, including the increased regulatory and financial scrutiny and the need to comply with applicable governance and accounting requirements.

Short Sales

The Fund may seek to hedge investments or realize additional gains through the use of short sales. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. The Fund also may be required to pay a premium to borrow a security, which would increase the cost of the security sold short. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

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The broker-dealer will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

When the Advisor believes that the price of a particular security held by the Fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future. The Fund will incur transaction costs to open, maintain and close short sales against the box.

To the extent the Fund sells securities short (except in the case of short sales “against the box”), it is required to segregate an amount of cash or liquid securities on its records equal to the market price of the securities sold short. The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account is at least equal to the market value of the securities sold short. Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

Temporary Investments

The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non- fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short- term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. The Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Advisor, with respect to assets so invested. The Fund may not achieve its investment objectives during temporary defensive periods.

Short-Term Investments

The Fund may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits

The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. Dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. The commercial banks issuing these short-term instruments which the Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

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As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, the Fund may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations

The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations

The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

The Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Advisor may actively expose the Fund to credit risk. However, there can be no guarantee that the Advisor will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.

Government Obligations

The Fund may invest in U.S. government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Borrowing

The Fund may engage in limited borrowing activities. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense. Subject to the limitations described under “Investment Limitations” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest charges which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

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Large Shareholder Redemption Risk

Certain investors may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these investors of their shares in the Fund may impact the Fund’s liquidity and net asset value. If redemption proceeds are paid in cash, such redemptions may also force the Fund to sell securities at a time when it would not otherwise do so, which may increase the Fund’s broker costs and impact shareholder taxes.

Developments in the China Region

After nearly 30 years of unprecedented growth, the People's Republic of China now faces a slowing economy. The real estate market, which many observers believed to be inflated, has begun to decline. Local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. As a result, demand for Chinese exports by the United States and countries in Europe, and demands for Chinese imports from such countries, may weaken due to the effects of more limited economic growth. Additionally, Chinese actions to lay claim to disputed islands have caused relations with China's regional trading partners to suffer, and could cause further disruption to regional and international trade. From time to time and as recently as January 2020, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy. In the long run, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

Cybersecurity Risk

Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber attacks affecting the Fund or the Advisor, the Fund’s custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cybersecurity risk management purposes. While the Fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot control any cybersecurity plans or systems implemented by its service providers.

Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

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Libor Risk

Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time, although it is possible that all or a part of the phase out may be delayed. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is ongoing, and the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the conclusion of the phase out. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Fund’s performance or NAV.

Investment Restrictions

The Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of the Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

Except with the approval of a majority of the outstanding voting securities, the Fund may not:

1.	Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements;

2.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.	Invest 25% or more of its total assets, calculated at the time of purchase, in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities), except that the Fund will concentrate (that is, invest 25% or more of its net assets) in the legal cannabis industry;

4.	Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as REITs);

5.	Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements, or (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets; or

6.	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling or entering into future contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

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The Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

1.	The Fund may not invest, in the aggregate, more than 15% of its net assets in securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

The shares of the Fund are approved for listing and trading on the Exchange. The Fund’s shares trade on the Exchange at prices that may differ to some degree from their NAV. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met.

The Exchange will consider the suspension of trading in, and will initiate delisting procedures of, the shares of the Fund under any of the following circumstances: (1) if the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (2) if the Fund no longer complies with the relevant requirements in the Exchange’s rules; (3) if, following the initial twelve-month period beginning upon the commencement of trading of the Fund on the Exchange, there are fewer than 50 record and/or beneficial holders of the shares; or (4) such other event occurs or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable.

The Trust reserves the right to adjust the share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s NAV per share is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Exchange.

MANAGEMENT OF THE FUND

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, co-administrators, distributor, custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, except that the Advisor is responsible for making day-to-day investment decisions in accordance with the Fund’s investment objective, strategies, and policies, all of which are subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years. Thomas Knipper, Kathleen K. Shkuda, Larry D. Tashjian and John P. Zader are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

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Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
“Independent” Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	1	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present); Director, Managed Accounts, Merrill Lynch (2007-2008).	1	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	1	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co- administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 - June 2014).	1	Investment Managers Series Trust, a registered investment company (includes 54 portfolios): 361 Social Infrastructure Fund, a closed-end investment company.

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Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, co- administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (September 2013 – January 2016).	1	Investment Managers Series Trust, a registered investment company (includes 54 portfolios) 361 Social Infrastructure Fund, a closed-end investment company.
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President, UMB Fund Services, Inc. (2007 – present); and Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	1	Cliffwater Corporate Lending Fund, a registered investment company; Agility Multi-Asset Income Fund, Corbin Multi-Strategy Fund, Aspiriant Risk-Managed Real Asset Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Infinity Core Alternative Fund, Infinity Long/Short Equity Fund, LLC, Keystone Private Income Fund, Relative Value Fund, and Variant Alternative Income Fund, each a closed-end investment company.

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Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Officers of the Trust:
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since September 2013

Co-President, Foothill Capital

Management, LLC, a registered

investment advisor (2018 – present); Co-Chief Executive Officer (2016 – present), and Vice President (2006 –

2015), Mutual Fund Administration, LLC.

			N/A	N/A
Joy Ausili b (born 1966) Vice President and Assistant Secretary	Since January 2016

Co-President, Foothill Capital

Management, LLC, a registered

investment advisor (2018 – present); Co- Chief Executive Officer (2016 – present), and Vice President (2006 –

2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016).

			N/A	N/A
Diane Drake b (born 1967) Secretary	Since January 2016

Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present): Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 –

2019); Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).

			N/A	N/A
Martin Dziura b (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance

Consulting, LLC (October 2014 -

present): Managing Director, Cipperman

Compliance Services (2010 – September

2014): Chief Compliance Officer,

Hanlon Investment Management (2009 -

2010): Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 19 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.
e	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.
*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.

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Compensation

Each Independent Trustee receives from the Trust a quarterly retainer of $14,500, $4,000 for each special in-person meeting attended and $1,500 for each special telephonic meeting attended. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

The Trustees may elect to defer payment of their compensation from the Fund pursuant to the Trust’s non-qualified Deferred Compensation Plan for Trustees which permits the Trustees to defer receipt of all or part of their compensation from the Trust. Amounts deferred are deemed invested in shares of one or more series of the Trust, as selected by the Trustee from time to time. A Trustee’s deferred compensation account will be paid in cash at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan. Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification.

Name of Person/Position	Aggregate Compensation From the Fund[1,3]	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses[3]	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees[1,2,3]
Thomas Knipper, Independent Trustee and Audit Committee Chair	$2,000	None	None	$2,000
Kathleen K. Shkuda, Independent Trustee and Valuation Committee Chair	$2,000	None	None	$2,000
Larry D. Tashjian, Independent Trustee, and Chairman	$2,000	None	None	$2,000
John Zader, Independent Trustee and Nominating, Governance and Regulatory Review Committee Chair	$2,000	None	None	$2,000

1	Estimated annual compensation for the first year.
2	There are currently numerous portfolios comprising the Trust. The term “Fund Complex” applies only to the series managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services. For the period February 22, 2019 (Predecessor Fund’s commencement date) through January 31, 2020, the aggregate Independent Trustees’ fees for the Trust were $192,000.
3	Messrs. Knipper, Tashjian, and Zader each elected to defer payment of his compensation from the Fund under the Fund’s non-qualified Deferred Compensation Plan for Trustees under which Trustees may defer receipt of all or part of their compensation from the Fund. As of the Predecessor Fund’s fiscal year ended January 31, 2021, the total amount of deferred compensation payable to Messrs. Knipper, Tashjian, and Zader was $28,938, $63,515 and $42,254, respectively.

Mr. Banhazl and Gallagher are not compensated for their services as Trustee because of their affiliation with the Trust. Officers of the Trust are not compensated by the Fund for their services.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in September 2013 (June 2019 for Mr. Gallagher) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Mr. Banhazl, Mr. Gallagher and Mr. Zader (at that time), satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Mr. Banhazl and Mr. Gallagher, their positions with Mutual Fund Administration, LLC and UMB Fund Services, Inc., respectively the Trust’s co- administrators. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

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•	Mr. Knipper has substantial experience with respect to the operation, administration and compliance programs of mutual funds and as a senior executive with a registered investment advisor.

•	Ms. Shkuda has substantial experience in the investment management industry, including as a consultant with respect to operations and marketing of investment managers and distribution of mutual funds and other investment products.

•	Mr. Tashjian has extensive leadership experience in the investment management industry, including as a principal and a chief executive officer of a registered investment advisor.

•	Mr. Banhazl has significant experience serving in senior executive and board positions for mutual funds and with respect to the organization and operation of mutual funds and multiple series trusts similar to the Trust.

•	Mr. Zader has substantial experience serving in senior executive positions at mutual fund administrative service providers.

•	Mr. Gallagher has substantial experience serving in senior executive positions at mutual fund administrative service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has three standing committees: the Audit Committee, the Nominating, Governance and Regulatory Review Committee (the “Nominating Committee”), and the Valuation Committee.

•	The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the series’ annual audit and any matters bearing on the audit or the series’ financial statements and to assist the Board’s oversight of the integrity of the series’ pricing and financial reporting. The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Knipper. It does not include any Interested Trustees. The Audit Committee is expected to meet at least twice a year with respect to each series of the Trust.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.

•	The Nominating Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board, as well as assisting the Board in overseeing matters related to certain regulatory issues. The Nominating Committee meets from time to time as needed. The Nominating Committee will consider trustee nominees properly recommended by the Trust’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary. The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Zader. The Nominating Committee meets as needed.

•	The function of the Valuation Committee is to recommend to the Board for its approval methodologies for valuing securities held by any series of the Trust for which current and reliable market quotations are not readily available; monitor prices determined by officers of the Trust pursuant to such methodologies; and approve fair valued security prices that are not determined pursuant to an approved methodology. The actions of the Valuation Committee are subsequently reviewed by the Board. The Valuation Committee is comprised of all the Trustees and is chaired by Ms. Shkuda, but action may be taken by any one of the Trustees. The Valuation Committee meets as needed.

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Independent Trustees comprise 67% of the Board and Larry Tashjian, an Independent Trustee, serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators. The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board among other things oversees risk management of the Fund’s investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board, the Advisor and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer (the “CCO”), the Advisor’s management, and other service providers (such as the Fund’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost- effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees

Certain information regarding ownership by the Trustees of the Fund and other series of the Trust, as of the date of this SAI, is set forth in the following table.

Name of Trustee	Dollar Range of Equity Securities in the Fund($)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies ($)
Larry Tashjian, Independent Trustee	None	None
Kathy Shkuda, Independent Trustee	None	None
Thomas Knipper, Independent Trustee	None	None
John P. Zader, Independent Trustee	None	$50,001 - $100,000
Eric M. Banhazl, Interested Trustee	None	Over $100,000
Terrance P. Gallagher, Interested Trustee	None	None

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Control Persons, Principal Shareholders, and Management Ownership

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund. Principal shareholders are holders of record of 5% or more of the outstanding shares of the Fund. As of the date of this SAI, there are no control persons or principal shareholders of the Fund. The Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Advisor, the Fund’s distributor, IMST Distributors, LLC (the “Distributor”), or any of their respective affiliates.

The Advisor

Foothill Capital Management, LLC, located at 740 River Road, Suite 208, Fair Haven, New Jersey 07704, acts as investment advisor to the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Advisor is owned by Banhazl LP. Mr. Banhazl owns a majority interest in Banhazl LP located at 2220 E. Route 66, Suite 226, Glendora, California 91740. Banhazl LP also owns MFAC, one of the co-administrators to the Fund.

Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Advisor provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments. The Advisor also continuously monitors and maintains the Fund’s investment criteria and determines from time to time what securities may be purchased by the Fund.

The Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, the Advisory Agreement will continue in effect with respect to the Fund from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus.

Fund Expenses

The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; compensation and expenses of trustees; any litigation expenses; and costs of shareholders’ and other meetings.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.65% of the Fund’s average daily net assets. This agreement is effective until May 31, 2031, and it may be terminated before that date only by the Board of Trustees.

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The Predecessor Fund paid the following advisory fees to the Advisor for the period indicated:

	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fee Retained
For the fiscal year ended January 31, 2021	$16,085	($16,085)	$0
For the period February 22, 2019 (commencement date) through January 31, 2020	$10,495	($10,495)	$0

Portfolio Manager

Other Accounts Managed by the Portfolio Manager

As of the date of this SAI, information on other accounts managed by Korey Bauer, the Fund’s portfolio manager is as follows.

With Advisory Fee Based on Performance
Type of Accounts	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)
Registered Investment Companies	1	$29 million	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	0	$0	0	$0

Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between the Fund and other accounts managed by the portfolio manager, the Advisor will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio manager. In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

Compensation

Mr. Bauer is paid a salary that is based on the Fund’s assets under management and is calculated on a monthly basis. Mr. Bauer also receives incentive compensation which is determined based on a review of relative investment performance. Investment performance is generally evaluated for the 1-, 3- and 5-year pre-tax performance results, with a predominant weighting on the 3- and 5-year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. For example, in the case of the Fund, the benchmarks against which the performance of the Fund’s portfolio may be compared for these purposes include the S&P 500 Index and Cannabis World Index. In addition, Mr. Bauer may receive a discretionary bonus based on the overall profitability of the Advisor. Once determined, incentives and bonuses are awarded annually.

Ownership of the Fund by the Portfolio Manager

The following chart sets forth the dollar range of Fund shares owned by the portfolio managers in the Fund as of the date of this SAI.

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Name of Portfolio Manager	Dollar Range of Fund Shares Owned In (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000)
Korey Bauer	None

The Distributor

The Trust and IMST Distributors, LLC (the “Distributor”) are parties to a distribution agreement (“Distribution Agreement”) whereby the Distributor acts as principal underwriter for the Fund’s shares and distributes the shares of the Fund. Shares of the Fund are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute shares of the Fund in amounts less than a Creation Unit. The principal business address of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101.

The Distributor will deliver prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Units and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distributor may enter into agreements with securities dealers wishing to purchase Creation Units if such securities dealers qualify as Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement with respect to the Fund must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of a majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment.

The Service Providers

Co-Administrators. UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Fund. Pursuant to the Co-Administration Agreement, the Co-Administrators receive a fee for administration services based on the Fund’s average daily net assets, which is paid by the Advisor.

The following table shows the dollar amount of fees accrued with respect to the Co-Administrators for the periods indicated for the Predecessor Fund.

Co-Administration Fees*
For the fiscal year ended January 31, 2021	$51,505
For the period February 22, 2019 (commencement date) through January 31, 2020	$35,483

Transfer Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund’s transfer agent. The transfer agent provides record keeping and shareholder services.

Custodian. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund’s custodian. The custodian holds the securities, cash and other assets of the Fund.

Fund Accounting Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the fund accounting agent for the Fund. The fund accounting agent calculates the Fund’s daily NAV.

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Legal Counsel. Morgan, Lewis & Bockius LLP (“Morgan Lewis”), 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust and to the Independent Trustees.

Independent Registered Public Accounting Firm. Tait, Weller & Baker LLP (“Tait Weller”), Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102-2529, is the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements and the performance of related tax services.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. The purchases and sales of securities in the OTC market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts that may be managed or advised by the Advisor. Nevertheless, it is possible that at times, identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor’s other client accounts.

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The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers for selling shares of the Fund. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers.

For the period February 22, 2019 (the Predecessor Fund’s inception date) through January 31, 2020, and the fiscal year ended January 31, 2021, the Predecessor Fund paid $7,873, and $10,713, respectively, in aggregate brokerage commissions on portfolio transactions.

Directed Brokerage

For the period February 22, 2019 (the Predecessor Fund’s inception date) through January 31, 2020, and the fiscal year ended January 31, 2021, the Predecessor Fund did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Predecessor Fund’s adviser.

Brokerage with Fund Affiliates

The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Adviser, or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the period February 22, 2019 (the Predecessor Fund’s inception date) through January 31, 2020, and the fiscal year ended January 31, 2021, the Predecessor Fund did not pay any brokerage commission to affiliates.

Securities of “Regular Broker-Dealer”

The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of the Fund’s shares. As of January 31, 2021, the Predecessor Fund did not hold securities of its “regular brokers and dealers.”

Securities Lending Activities

The following table lists the dollar amounts of income and fees and compensation paid in relation to the securities lending activities of the Predecessor Fund during the fiscal year ended January 31, 2021.

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Cannabis Growth Fund
Gross income from securities lending activities (including income from cash collateral reinvestment)	$60,941
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$15,243
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$129
Administrative fees not included in revenue split	$3,035
Indemnification fees not included in revenue split	$0
Rebate (paid to borrower)	$0
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities	$18,407
Net income from securities lending activities	$42,534

The services provided to the Predecessor Fund by BMO Harris Bank N.A.as securities lending agent included:  locating borrowers, monitoring daily the value of the loaned securities and collateral, requiring additional collateral as necessary, cash collateral management, and negotiation of loan terms.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes. The portfolio turnover rates for the Predecessor Fund for the period November 22, 2019 (the Predecessor Fund’s inception date) through January 31, 2020, and the fiscal year ended January 31, 2021, were 54% and 177%, respectively. The increase in portfolio turnover between the fiscal years were primarily due to asset flows which lead to increased trading in the Predecessor Fund.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (the “Trust Policies”) on behalf of the Trust, which delegates the responsibility for voting the Fund’s proxies to the Advisor, subject to the Board’s continuing oversight. The Trust Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund. The Trust Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures (the “Advisor Policies”) and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. See Appendix B for the Trust Policies and Advisor Policies. The Trust Policies and the Advisor Policies are intended to serve as guidelines and to further the economic value of each security held by the Fund. The Trust’s CCO will review the Trust Policies and Advisor Policies annually. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

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If a proxy proposal raises a material conflict between the Advisor’s interests and the Fund’s interests, the Advisor will resolve the conflict by following the Advisor’s Policies or the recommendation of an independent third party.

The Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ended June 30 of each year. Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-888-885-0588 and on the SEC’s web site at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Trust's Board has adopted a policy regarding the disclosure of information about the Fund's security holdings. The Fund's entire portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly available internet web sites. In addition, the composition of the in-kind creation basket and the in-kind redemption basket is publicly disseminated daily prior to the opening of the Exchange via the NSCC.

Greater than daily access to information concerning the Fund’s portfolio holdings will be permitted (i) to certain personnel of service providers to the Fund involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, and (ii) to other personnel of the Fund’s service providers who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course, agreements with the Fund, and the terms of the Trust’s current registration statement. From time to time, and in the ordinary course of business, such information may also be disclosed (i) to other entities that provide services to the Fund, including pricing information vendors, and third parties that deliver analytical, statistical or consulting services to the Fund and (ii) generally after it has been disseminated to the NSCC.

The Fund will disclose its complete portfolio holdings in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year-end, within 60 days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose any of the Fund’s portfolio holdings or other investment positions (whether in writing, by fax, by e-mail, orally, or by other means) except in accordance with this policy. The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings. The Board reviews the implementation of this policy on a periodic basis.

DETERMINATION OF NET ASSET VALUE

The NAV of the Fund’s shares will fluctuate and are determined as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. The NAV may be calculated earlier if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities by (b) the number of shares outstanding (assets – liabilities / # of shares = NAV). The NAV takes into account all of the expenses and fees of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

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Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service (which use information provided by market makers or estimates of market value based on similar securities), and 4) other factors as necessary to determine a fair value under certain circumstances.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. OTC securities which are not traded in the NASDAQ National Market System are valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of the Fund’s fair value methodology. The Fund may hold portfolio securities, such as those traded on foreign securities exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

BOOK ENTRY ONLY SYSTEM

Depository Trust Company (“DTC”) acts as securities depositary for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

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Beneficial ownership of shares of the Fund is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares of the Fund (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares of the Fund. The Trust recognizes DTC or its nominee as the record owner of all shares of the Fund for all purposes. Beneficial Owners of shares of the Fund are not entitled to have such shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares of the Fund.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of shares of the Fund held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding shares of the Fund, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Fund. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares of the Fund held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in the Fund's shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of shares of the Fund, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Fund issues and redeems its shares on a continuous basis, at NAV, only in a large specified number of shares called a “Creation Unit,” either principally in-kind for securities designated by the Fund together with the deposit of a specified cash payment or in cash for the value of such securities. The NAV of the Fund’s shares is determined once each Business Day (defined below), as described below under “Determination of Net Asset Value.” The Creation Unit size may change. Authorized Participants will be notified of such change.

Purchase (Creation)

The Trust issues and sells shares of the Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The Fund will not issue fractional Creation Units. A Business Day is, generally, any day on which the Exchange is open for business.

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Fund Deposit

The consideration for purchase of a Creation Unit of the Fund generally consists of either (i) the in-kind deposit of the Deposit Securities and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Cash and the Cash Component. When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs may be recoverable from the purchaser of Creation Units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of the shares of the Fund (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current standard Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such standard Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund may be changed from time to time with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to corporate action events and adjustments to the weighting or composition of the Fund’s portfolio.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of or implementation of changes to the Fund’s portfolio.

Cash Purchase Method

The Trust may at its discretion permit full or partial cash purchases of Creation Units of the Fund. When full or partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a creation transaction fee and non-standard charges, as may be applicable.

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Procedures for Purchase of Creation Units

To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent and the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (defined below) and any other applicable fees, taxes, and additional variable charge. The Adviser may retain all or a portion of the creation transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the creation transaction fee is designed to cover.

All orders to purchase shares of the Fund directly from the Fund, including custom orders, must be placed for one or more Creation Units in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook or applicable order form. The Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the applicable cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. The “Settlement Date” for the Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

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The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. Eastern time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. Eastern time on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook, order form, and this SAI are properly followed.

Issuance of a Creation Unit

Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Transfer Agent. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than the second Business Day following the day on which the purchase order is deemed received by the Transfer Agent in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares of the Fund on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by the time set forth in the Participant Agreement on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income, and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a creation transaction fee as set forth below under “Creation Transaction Fee” may be charged and an additional variable charge may also apply. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

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Acceptance of Orders of Creation Units

The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Transfer Agent in respect of the Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

A fixed purchase (i.e., creation) transaction fee may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard creation transaction fee for the Fund is currently [$_____], regardless of the number of Creation Units created in the transaction. The Fund may adjust the creation transaction fee from time to time. The creation transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Advisor, has agreed to pay such fee.

In addition, a variable fee may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Fund may determine not to charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more efficient manner than could have been achieved without such order.

Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the creation transaction fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the issuance of a Creation Unit, which the Transaction Fee is designed to cover.

Risks of Purchasing Creation Units

There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because the Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

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Dealers who are not "underwriters" but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Fund's shares as part of an "unsold allotment" within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption

Shares of the Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON REORGANIZATION, MERGER, CONVERSION OR LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares of the Fund in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of securities designated by the Fund that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Redemption Securities”). Redemption Securities received on redemption may not be identical to Deposit Securities. The identity and number of shares of the Redemption Securities or the Cash Redemption Amount (defined below) may be changed from time to time with a view to the investment objective of the Fund.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Redemption Securities plus cash in an amount equal to the difference between the NAV of the shares of the Fund being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any applicable additional variable charge as set forth below. In the event that the Redemption Securities have a value greater than the NAV of the shares of the Fund, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Redemption Securities.

Cash Redemption Method

Although the Trust does not ordinarily permit full or partial cash redemptions of Creation Units of the Fund, when full or partial cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Redemption Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.

Redemption Transaction Fee

A fixed redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard redemption transaction fee for the Fund is [$______] regardless of the number of Creation Units redeemed in the transaction. The Fund may adjust the redemption transaction fee from time to time. The redemption transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

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In addition, a variable fee, payable to the Fund, may be imposed for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Fund may determine not to charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services, which may include an amount for the redemption transaction fees and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Redemption Securities to the account of the Trust. The non-standard charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Redemption Securities and the Cash Redemption Amount and other transactions costs. The Adviser may retain all or a portion of the redemption transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the redemption of a Creation Unit, which the redemption transaction fee is designed to cover.

Procedures for Redemption of Creation Units

Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares of the Fund through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected, unless, to the extent contemplated by the Participant Agreement, collateral is posted in an amount equal to a percentage of the value of the missing shares of the Fund as specified in the Participant Agreement (and marked to market daily).

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares of the Fund to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures

In connection with taking delivery of shares of Redemption Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Securities are customarily traded, to which account such Redemption Securities will be delivered. Deliveries of redemption proceeds generally will be made within two Business Days of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form. If neither the redeeming shareholder nor the Authorized Participant acting on behalf of such redeeming shareholder has appropriate arrangements to take delivery of the Redemption Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholders will be required to receive redemption proceeds in cash.

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If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Redemption Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Redemption Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Redemption Securities but does not differ in NAV.

Pursuant to the Participant Agreement, an Authorized Participant submitting a redemption request is deemed to make certain representations to the Trust regarding the Authorized Participant’s ability to tender for redemption the requisite number of shares of the Fund. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of shares for Redemption Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Redemption Securities upon redemptions or could not do so without first registering the Redemption Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Redemption Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the shares of the Fund to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Redemption Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Redemption Securities.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares, or to purchase or sell shares on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the securities owned by the Fund or determination of the NAV of the shares of the Fund is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

FEDERAL INCOME TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

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The Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. The Fund intends to elect to be, and intends to qualify each year for treatment as, a “regulated investment company” under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of the Fund’s income, diversification of the Fund’s assets and timing of Fund distributions. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships;” and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement. In order to also avoid liability for a non-deductible federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. The Fund will be subject to income tax at the regular corporate tax rate on any taxable income or gains that it does not distribute to its shareholders. The Fund's policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company or were to fail to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gain, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals, and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

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The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes a net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a regulated investment company’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses.

Taxation of Shareholders

Shareholders generally will be subject to federal income taxes on distributions made by the Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by the Fund from REITs generally do not qualify for treatment as qualified dividend income.

Dividends paid by the Fund may qualify in part for the dividends-received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends-received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

If the Fund receives a dividend (other than a capital gain dividend) in respect of any share of REIT stock with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend, then Fund dividends attributable to that REIT dividend income (as reduced by certain fund expenses) may be reported by the Fund as eligible for the 20% deduction for “qualified REIT dividends” generally available to noncorporate shareholders under the Code. In order to qualify for this deduction, noncorporate shareholders must meet minimum holding period requirements with respect to their Fund shares.

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Distributions of net capital gain, if any, that the Fund reports as capital gain dividends will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. The Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

For U.S. federal income tax purposes, the Fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Distributions in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the shareholder’s basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the shareholder holds his or her shares as capital assets.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions are subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the federal alternative minimum tax, which is imposed on individual taxpayers under the Code. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

Distributions that are reinvested in additional Fund shares through the means of a dividend reinvestment service, if offered by your broker-dealer, will nevertheless be taxable dividends to the same extent as if such dividends had been received in cash.

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Sales, Exchanges and Redemptions

A sale of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year, and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a sale may be disallowed under certain wash sale rules to the extent shares of the Fund or substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the sale.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Fund may limit the tax efficiency of the Fund. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the exchanger’s basis in the Creation Units. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” (for an Authorized Participant which does not mark-to-market its holdings) or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less should be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the shares included in the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust on behalf of the Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of that Fund and if, pursuant to Section 351 of the Internal Revenue Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units. Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

Certain Potential Tax Reporting Requirements

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service (the “IRS”) a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

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Cost Basis Reporting

The cost basis of Fund shares acquired by purchase will generally be based on the amount paid for the Fund shares and then may be subsequently adjusted for other applicable transactions as required by the Internal Revenue Code. The difference between the selling price and the cost basis of Fund shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Fund shares. Contact the broker through whom you purchased your Fund shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

Taxation of Fund Investments

The Fund's transactions in options and other similar transactions, such as futures, may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund's securities, affect whether distributions will be eligible for the dividends-received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require the Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. The Fund will monitor these transactions and will make the appropriate entries in its books and records, and if the Fund deems it advisable, will make appropriate elections if available in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

The Fund’s transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered “Section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

The Fund’s entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, the Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. So long as the Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect to “pass through” to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund's shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

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Shareholders who do not itemize deductions for U.S. federal income tax purposes will not be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If the Fund makes the election to pass through qualified foreign taxes and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of the Fund’s shares could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

Foreign exchange gains or losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

The Fund may purchase the securities of certain foreign companies treated as passive foreign investment companies for federal income tax purposes (“PFICs”). PFICs may be the only or primary means by which the Fund may invest in some countries. If the Fund invests in equity securities of PFICs, it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such securities even if such income is distributed as a taxable dividend to shareholders. Additional charges in the nature of interest may be imposed on the Fund with respect to deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. A “qualified electing fund” election or a “mark to market” election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. In order for the Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments.

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If a sufficient percentage of the interests in a foreign issuer are held by the Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains on the disposition of interests in such an issuer may be treated as ordinary income. The Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

In addition, if the Fund owned 10% or more of the voting power of a foreign entity treated as a corporation for U.S. federal income tax purposes for the last tax year of the foreign entity beginning before January 1, 2018, the Fund may have been be required to include in its income its share of certain deferred foreign income of that foreign entity. Under those circumstances, the Fund may have been able to make an election to pay tax liability in respect of its share of any such income over eight years. It is possible that these deferred payments could affect the value of shares even though all or some of the Fund’s shareholders at the time of any deferred payment may have derived no economic benefit from the foreign entity’s deferred income.

Non-U.S. persons are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by the Fund, e.g., from REITs, may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 21%, and require non-U.S. shareholders to file nonresident U.S. income tax returns.

Backup Withholding

The Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Non-U.S. Shareholders

Ordinary dividends and certain other payments made by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gain, to redemption proceeds, or to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

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Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to the Fund’s dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Tax-Exempt Shareholders

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of real estate mortgage investment conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. Prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account.

Certain tax-exempt educational institutions are subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing such an educational institution’s net investment income.

This discussion and the related discussion in the Prospectus have been prepared by management of the Fund, and counsel to the Trust has expressed no opinion in respect thereof.

Shareholders and prospective shareholders of the Fund should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situations.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies

Dividends from net investment income, if any, are declared and paid annually by the Fund. Distributions of remaining net realized capital gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

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Dividends and other distributions on shares of the Fund are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Fund will make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Trust of the same Fund at NAV per share. Distributions reinvested in additional shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

GENERAL INFORMATION

Investment Managers Series Trust II is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities.

The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Fund, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series. The assets belonging to a series are charged with the liabilities in respect of that series and all expenses, costs, charges and reserves attributable to that series only. Therefore, any creditor of any series may look only to the assets belonging to that series to satisfy the creditor’s debt. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular series are allocated and charged by the Trustees to and among the existing series in the sole discretion of the Trustees. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

The Trust may offer more than one class of shares of any series. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. With respect to the Fund, the Trust currently offers one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust, which are not attributable to a specific series or class, are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares issued do not have pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.

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The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record. Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, California 91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise immaterial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust has also entered into an indemnification agreement with each Trustee which provides that the Trust shall advance expenses and indemnify and hold harmless the Trustee in certain circumstances against any expenses incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, to the maximum extent permitted by the Delaware Statutory Trust Act, the 1933 Act and the 1940 Act, and which provides for certain procedures in connection with such advancement of expenses and indemnification.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

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The Trust and the Advisor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Fund.

FINANCIAL STATEMENTS

Incorporated by reference herein is the Predecessor Fund’s Annual Report to shareholders for the fiscal year ended January 31, 2021, which includes the “Report of Independent Registered Public Accounting Firm”, “Schedule of Investments”, “Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”. A copy of the Predecessor Fund’s Annual Report can be obtained at no charge by calling 1-888-885-0588 or writing the Fund.

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APPENDIX A DESCRIPTION OF SECURITIES RATINGS

Corporate Bonds (Including Convertible Bonds) Moody’s

Aaa Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

A-1

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. The “r” symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns, which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Preferred Stock

Moody’s

Aaa An issue that is rated “Aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Aa An issue that is rated “Aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue that is rated “A” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “Aaa” and “Aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

Baa An issue that is rated “Baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

Ba An issue that is rated “Ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

A-2

B An issue that is rated “B” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Caa An issue that is rated “Caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

Ca An issue that is rated “Ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA This is the highest rating that may be assigned by Standard & Poor’s to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Note Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A-3

Short Term Ratings

Moody’s

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short- term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short- term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A-4

APPENDIX B
TRUST’S AND ADVISOR’S PROXY VOTING POLICIES AND PROCEDURES

INVESTMENT MANAGERS SERIES TRUST II

PROXY VOTING POLICIES AND

PROCEDURES

Investment Managers Series Trust II (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisors

The Board believes that the investment advisor of each Fund (each an “Advisor” and, collectively, the “Advisors”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best- suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust will therefore defer to, and rely on, the Advisor of each Fund to make decisions on how to cast proxy votes on behalf of such Fund. An Advisor may delegate this responsibility to a Fund’s Sub-Advisor(s).

The Trust hereby designates the Advisor of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Advisor will perform these duties in accordance with the Advisor’s proxy voting policy, a copy of which will be presented to the Board for its review. Each Advisor will promptly provide to the Trust’s Chief Compliance Officer (“CCO”) updates to its proxy voting policy as they are adopted and implemented, and the Trust’s CCO will then report such updates to the Board.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund or an Advisor has a website, a copy of the Advisor’s proxy voting policy and this Policy may be posted on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s transfer agent will notify the Advisor of any such request of proxy voting procedures. The Advisor shall reply to any Fund shareholder request within three (3) business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Advisor will provide a complete annual voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as advisor, to the Trust’s co-administrator no later than July 31st of each year. The Trust’s co- administrator, MFAC, will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

Each Advisor is responsible for providing its current proxy voting policies and procedures and any subsequent amendments to the Trust’s CCO. SEC Form N-PX is filed with respect to each Fund by MFAC (acting as filing agent), by no later than August 31st of each year. Each such filing details all proxies voted on behalf of the Fund for the prior twelve months ended June 30th. In connection with each filing on behalf of the Fund, the Advisor’s CCO must sign and return to MFAC no later than July 30th a Form N-PX Certification stating that the Advisor has adopted proxy voting policies and procedures in compliance with the SEC’s Proxy Voting Rule.

B-1

Foothill Capital Management, LLC

Proxy Voting Policy and Procedures and

Guidelines

Background

An investment adviser has a duty of care and loyalty to its clients with respect to monitoring corporate events and exercising proxy authority in the best interests of such clients. To the extent necessary, the Adviser will adhere to Rule 206(4)-6 of the Advisers Act and all other applicable laws and regulations in regard to the voting of proxies.

Policies and Procedures

The Adviser votes proxies for the securities in the Funds it manages and votes proxies for securities held in a client’s account using the following principles to comply with Rule 206(4)-6 under the Advisers Act. Specifically, Rule 206(4)-6 requires that the Adviser:

•	Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;
•	Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and
•	Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

Objective

Where the Adviser is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best interest of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts.

The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that in our view do not primarily involve financial considerations, it is not possible to represent fairly the diverse views of our clients and, thus, unless a client has provided other instructions, the Adviser generally votes in accordance with the recommendations of its proxy vendor (see discussion below).

When making proxy-voting decisions, the Adviser generally adheres to its proxy voting guidelines below, as revised from time to time by the Adviser

General Guidelines

The Adviser has provided Proxy Edge/Broadridge with pre-determined guidelines (the “Guidelines”) for voting proxies. Under these Guidelines, all management proposals are voted as “For”, all shareholder proposals are voted “Against” and all other proposals are voted as “Abstain.” The Adviser generally votes in accordance with these Guidelines unless the Adviser believes it is in the best interest of clients to override the Guidelines and vote differently. In such instances, the Compliance Committee will review a written explanation for the override and determine whether the Investment Committee’s voting rationale appears reasonable and is in the best interest of clients, including any potential conflicts of interest. Upon approval by the Compliance Committee, the Investment Committee will initiate the submission of voting instructions through Broadridge to override the Guidelines accordingly. If the Compliance Committee does not agree that the Investment Committee’s rationale is reasonable and in the best interests of clients to grant an override, the override request will be rejected. The Adviser is responsible for maintaining all documentation provided by the Investment Committee and the Compliance Committee and ensuring that such documentation adequately reflects the basis for any approval or rejection to override the established Guidelines.

B-2

Accounts for Which the Adviser Has Proxy Voting Responsibility

The Adviser generally is responsible for voting proxies with respect to securities selected by the Adviser and held in client accounts. The Adviser’s form of Investment Advisory Agreement provides clients with an alternative as to whether the client or the Adviser will be responsible for proxy voting. However, the Adviser does not vote proxies for securities not selected by the Adviser but that are nevertheless held in a client account or where the Adviser otherwise is not vested with discretionary authority over securities held in a client account.

A. Adherence to Client Proxy Voting Policies

Although clients do not always have proxy-voting policies, if a client has such a policy and instructs the Adviser to follow it, the Adviser is required to comply with it except in any instance in which doing so would be contrary to the economic interests of the client or otherwise imprudent or unlawful.

The Adviser must, to the extent possible, comply with each client’s proxy voting policy. If such policies conflict, the Adviser may vote proxies to reflect each policy in proportion to the respective client’s interest in any pooled account, unless in the particular situation voting in such a manner would be imprudent or otherwise inconsistent with applicable law.

B. Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of the Adviser’s clients and the interests of the Adviser and its employees. The Adviser must take certain steps designed to ensure and must be able to demonstrate that those steps resulted in a decision to vote the proxies that was based on the clients’ best interest and was not the product of the conflict. For example, conflicts of interest may arise when:

•	Proxy votes regarding non-routine matters are solicited by an issuer that has an institutional separate account relationship with the Adviser;[1]
•	A proponent of a proxy proposal has a business relationship with the Adviser; or
•	The Adviser has business relationships with participants in proxy contests, corporate directors or director candidates.

The Adviser generally will vote in accordance with its established Guidelines to address, among other things, any material conflicts of interests between clients and the interests of the Adviser or its affiliates. The Adviser’s Investment Committee is primarily responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Any person with knowledge of a personal conflict of interest relating to a particular matter shall disclose that conflict to the Chief Compliance Officer and may be required to recues him or herself from the proxy voting process. Issues raising possible conflicts of interest are referred to the Investment Committee for resolution.

[1]	For this purpose, Adviser generally will consider as “non-routine” any matter listed in New York Stock Exchange Rule 452.11, relating to when a member adviser may not vote a proxy without instructions from its customer (for example, contested matters are deemed non-routine).

B-3

Special Issues with Voting Foreign Proxies

Although the Adviser has arrangements with the proxy vendor, voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Logistical problems in voting foreign proxies include the following:

•	Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking.
•	To vote shares in some countries, the shares may be “blocked” by the custodian or depository (or bearer shares deposited with a specified financial institution) for a specified number of days (usually five or fewer but sometimes longer) before or after the shareholder meeting. When blocked, shares typically may not be traded until the day after the blocking period. The Adviser may refrain from voting shares of foreign stocks subject to blocking restrictions where, in the Adviser’s judgment, the benefit from voting the shares is outweighed by the interest of maintaining client liquidity in the shares. This decision generally is made on a case-by-case basis based on relevant factors, including the length of the blocking period, the significance of the holding, and whether the stock is considered a long-term holding.
•	Often it is difficult to ascertain the date of a shareholder meeting because certain countries, such as France, do not require companies to publish announcements in any official stock exchange publication.
•	Time frames between shareholder notification, distribution of proxy materials, book-closure and the actual meeting date may be too short to allow timely action.
•	Language barriers will generally mean that an English translation of proxy information must be obtained or commissioned before the relevant shareholder meeting.
•	Some companies and/or jurisdictions require that, in order to be eligible to vote, the shares of the beneficial holders be registered in the company’s share registry.
•	Lack of a “proxy voting service” by custodians in certain countries.

Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA plan), the Adviser may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

C. Reports

Clients may obtain information from the Adviser about how we voted proxies with respect to their securities. If requested, the Adviser provides clients with periodic reports on the Adviser’s proxy voting decisions and actions for securities in their accounts, in such forms or intervals as the clients reasonably request.

D. Operational Procedures

The Adviser’s Investment Committee is responsible for administering the proxy voting process as set forth in these procedures. The Adviser’s Investment Committee and Compliance Committee will meet on a periodic basis, but no less than annually, to review the Advisers proxy voting process on behalf of clients. Review shall include the Adviser’s reasonable belief that its proxy voting determinations have been voted in the best interest of clients. The Adviser shall evaluate its Guidelines as well as the administrator of the electronic proxy voting services no less than annually.

B-4

Securities Subject to Lending Arrangements

For various legal or administrative reasons, the Adviser, customarily and typically does not, and is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client’s securities lending arrangement with the client’s custodian. The Adviser will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, the Adviser may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the clients’ custodians for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in the Adviser’s judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

Proxy Voting Reporting

Information regarding how the Adviser, on behalf of the Funds, voted proxies is available on the SEC’s website at http://sec.gov.

The Adviser must provide the Funds’ Board with a report that describes any significant issues that arose during the year as they relate to voting proxies, including any votes that were made inconsistent with the Adviser’s proxy voting policies and procedures. Additionally, on an at least annual basis, any changes to the Adviser’s proxy voting policies and procedure as they relate to the Funds, must be reported to the Board, which shall review and, in its discretion, approve the use of such amended proxy voting policies and procedures.

B-5

APPENDIX C

Supplemental Financial Information

A table showing the fees of the Target Fund and the fees and expenses of the Acquiring ETF on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Fees and Expenses” section of the Proxy Statement.

The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring ETF. In particular, each security held by the Target Fund is eligible to be held by the Acquiring ETF. As a result, a schedule of investments of the Target Fund modified to show the effects of the change is not required and is not included.

There are no material differences in accounting policies of the Target Fund as compared to those of the Acquiring ETF.

C-1

PART C

Item 15.	Indemnification

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Agreement and Declaration of Trust of Investment Managers Series Trust II (the “Registrant” or the “Trust”), which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person’s heirs, executors, administrators or personal representative, referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission the (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee's service to the Registrant, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act and the 1940 Act, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

Pursuant to the Distribution Agreement between the Trust and IMST Distributors, LLC (the “Distributor”), the Trust has agreed to indemnify, defend and hold the Distributor, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the Securities Act (“Distributor Indemnitees”), free and harmless (a) from and against any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which the Distributor and/or each of the Distributor Indemnitees may incur under the Securities Act, the Securities Exchange Act of 1934, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust’s obligation to indemnify the Distributor and any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by the Distributor in writing for the purpose of, and used in, the preparation thereof; (b) from and against any and all Losses which the Distributor and/or each of the Distributor Indemnitees may incur in connection with the Distribution Agreement or the Distributor’s performance hereunder, except to the extent the Losses result from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement, (c) from and against any and all Losses which the Distributor and/or each of the Distributor Indemnitees may incur resulting from the actions or inactions of any prior service provider to the Trust or any Funds in existence prior to, and added to Schedule A after, the date of the Distribution Agreement, or (d) from and against any and all Losses which the Distributor and/or each of the Distributor Indemnitees may incur when acting in accordance with instructions from the Trust or its representatives; and provided further that to the extent this agreement of indemnity may require indemnity of any Distributor Indemnitee who is also a trustee or officer of the Trust, no such indemnity shall inure to the benefit of such trustee or officer if to do so would be against public policy as expressed in the Securities Act or the 1940 Act.

Item 16.	Exhibits

1)	Charter Documents:

a.	Certificate of Trust dated August 13, 2013 is incorporated herein by reference to Exhibit (a)(2) to Registrant’s Registration Statement on Form N-1A filed with the Commission of September 30, 2013.

b.	Agreement and Declaration of Trust dated September 16, 2013 is incorporated herein by reference to Exhibit (a)(1) to Registrant’s Registration Statement on Form N-1A filed with the Commission on September 30, 2013.

c.	Amendment to the Agreement and Declaration of Trust of Registrant dated October 20, 2020 is incorporated herein by reference to Exhibit (a)(1)(i) of Post-Effective Amendment No. 227 filed with the Commission on October 28, 2020.

2)	By-Laws:

a.	Amended By-Laws of Registrant is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 92 filed with the Commission on August 12, 2016.

3)	Not applicable.

4)	Agreement and Plan of Reorganization:

a.	Form of Agreement and Plan of Reorganization is filed as Appendix A to Part A of this Registration Statement on Form N-14.

5)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and By-Laws

6)	Investment Management Agreements:

a.	Form of Investment Advisory Agreement between the Registrant and Foothill Capital Management, LLC (“FCM”) – filed herewith.

7)	Distribution Agreements:

a.	Form of ETF Distribution Agreement between the Registrant and IMST Distributors, LLC – filed herewith.

b.	Form of Authorized Participation Agreement – filed herewith.

8)	Not applicable.

9)	Custody Agreements:

a.	Form of Custodian Agreement between Registrant and Brown Brothers Harriman & Co. (“BBH&Co.”) – filed herewith.

10)	Distribution Plan and Rule 18f-3 Plan – Not applicable.

11)	Opinion of Counsel:

a.	Opinion and consent of counsel as to the legality of the securities being registered – filed herewith.

b.	Legal Opinion with respect to the Cannabis Growth Fund - filed herewith.

c.	Legal Opinion with respect to the Cannabis Growth ETF - to be filed by amendment.

12)	Form of opinion as to tax matters and consent – filed herewith.

13)	Other Material Contracts:

a.	Transfer Agency Agreement dated October 16, 2013 is incorporated herein by reference to Exhibit (h)(1) of Pre-Effective Amendment No. 1 filed with the Commission on November 18, 2013.

b.	Fund Accounting Agreement dated October 16, 2013 is incorporated herein by reference to Exhibit (h)(2) of Pre-Effective Amendment No. 1 filed with the Commission on November 18, 2013.

c.	Co-Administration Agreement dated October 16, 2013 is incorporated herein by reference to Exhibit (h)(3) of Pre-Effective Amendment No. 1 filed with the Commission on November 18, 2013.

d.	Form of Operating Expenses Limitation Agreement between the Registrant and FCM – filed herewith.

e.	Form of Administrative Agency Agreement between the Registrant and BBH&Co. – filed herewith.

14)	Other Opinions:

a.	Consent of Independent Registered Public Accounting Firm
i.	Tait, Weller & Baker LLP – filed herewith.

15)	Not applicable

16)	Powers of Attorney:

a.	Powers of Attorney – filed herewith.

17)	Additional Exhibits:

a.	Form of Subscription Agreement – filed herewith.

Item 17.	Undertakings

1.	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of the registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.	The undersigned registrant undertakes to file an opinion of counsel supporting the tax consequences to shareholders discussed in the combined proxy statement and prospectus in a post-effective amendment to this registration statement.

4.	The undersigned registrant undertakes to file a legal opinion with respect to the Cannabis Growth ETF in a post-effective amendment to this registration statement.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 7th day of June, 2021.

INVESTMENT MANAGERS SERIES TRUST II

By:	/s/ Terrance Gallagher
Terrance Gallagher, President and Principal Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Title

†
Thomas Knipper		Trustee

†
Kathleen K. Shkuda		Trustee

†
Larry D. Tashjian		Trustee

†
John P. Zader		Trustee

†
Eric M. Banhazl		Trustee

/s/ Terrance P. Gallagher
Terrence P. Gallagher		Trustee, President and Principal Executive Officer
/s/ Rita Dam
Rita Dam		Treasurer and Principal Financial Officer

† By:	Rita Dam

Attorney-in-fact, pursuant to power of attorney.

Exhibit Index

Form of Investment Advisory Agreement	EX-16.6(a)
Form of ETF Distribution Agreement	EX-16.7(a)
Form of Authorized Participant Agreement	EX-16.7(b)
Form of Custodian Agreement	EX-16.9(a)
Opinion and Consent of Counsel	EX-16.11(a)
Legal opinion with respect to Cannabis Growth Fund	EX-16.11(b)
Form of Opinion as to Tax Matters and Consent	EX-16.12
Form of Operating Expense Limitation Agreement	EX-16.13(d)
Form of Administrative Agency Agreement	EX-16.13(e)
Consent of Tait, Weller & Baker LLP	EX-16.14(a)(i)
Powers of Attorney	EX-16.16(a)
Form of Subscription Agreement	EX-16.17(a)